                                                                  Exhibit 10.31


PURCHASING SERVICES                     COUNTY OF VENTURA       SHOW THIS NUMBER
800 SOUTH VICTORIA AVENUE            GENERAL SERVICES AGENCY    ON ALL DOCUMENTS
VENTURA, CA 93009-3120
(805) 654-3750 FAX (805) 654-3754                               PC 40500000509

REFER INQUIRIES TO BUYER:       CENTRALIZED PURCHASE ORDER
  ROSA CENICEROS

               THIS ORDER SUPERSEDES PRIOR ORDERS WITH SAME NUMBER


BID/CONTRACT NUMBER      PAGE         DATE          DELIVER ON OR BEFORE:   SHIP TO: COUNTY OF VENTURA
                          1 OF 2      09/17/99           12/01/99              SHERIFF'S DEPARTMENT
                                                                               BUSINESS OFFICE
VENDOR NUMBER                                                                  800 S VICTORIA AVE
  330224167  A           SHD/4052                                              VENTURA, CA 93009-3340

TO:     IMAGEWARE SOFTWARE INC
        10883 THORNMINT RD
                                                                            SUBMIT INVOICE IN DUPLICATE TO:
        SAN DIEGO, CA 92127                                                 COUNTY OF VENTURA
                                                                              SHERIFF'S DEPARTMENT
                                                                              BUSINESS OFFICE
PAYMENT TERMS:         FAILURE TO INDICATE THE CORRECT ORDER NUMBER           800 S VICTORIA AVE
   NET 30 DAYS         ON YOUR INVOICE AND/OR FAILURE TO SUBMIT INVOICES      VENTURA, CA 93009-3340
F.O.B. POINT:          PROPERLY AS INDICATED ON THE PURCHASE ORDER
   DESTINATION         CAN DELAY PROCESSING OF PAYMENT.




ITEM
 NO.            MATERIAL OR SERVICE                                        QUANTITY        UNIT       UNIT PRICE       COST
----    ---------------------------------------------------------------  ------------   ----------    ----------   -----------

        REF REQUISITION: 40500000637


001     IN ACCORDANCE WITH VENTURA COUNTY CONTRACT #3919, PROVIDE          18,444.76        LOT           1.000      18,444.76
        ALL HARDWARE, SOFTWARE, LABOR AND MATERIALS FOR A TURNKEY PHOTO
        IMAGING SYSTEM.

        ---------------------------------------------------------------  ------------   ----------    ----------   -----------

002     HARDWARE ACCOUNTING ALLOCATION                                    170,158.83        LOT           1.000     170,158.83

        ---------------------------------------------------------------  ------------   ----------    ----------   -----------

003     HARDWARE FOR PHOTO IMAGING SYSTEM                                  37,871.35        LOT           1.000      37,871.35

        ---------------------------------------------------------------  ------------   ----------    ----------   -----------

004     CAMERA ACCESSORIES FOR PHOTO IMAGING SYSTEM                        44,846.00        LOT           1.000      44,846.00

        ---------------------------------------------------------------  ------------   ----------    ----------   -----------

005     SOFTWARE FOR PHOTE IMAGING SYSTEM                                 101,446.70        LOT           1.000     101,446.70

                                                                                                      SUB TOTAL     372,767.64

----    ---------------------------------------------------------------  ------------   ----------    ----------   -----------


VENDOR -- READ IMPORTANT INSTRUCTIONS AND CONDITIONS
ON REVERSE SIDE. -- TERMS AND CONDITIONS SET FORTH
IN OUR BID OR QUOTATION, AND/OR INCORPORATED HEREIN
BY REFERENCE, BECOME A PART OF THIS ORDER.

THOMAS A. GILL, C.P.M, PURCHASING AGENT/MATERIALS MANAGER

/s/ Thomas A. Gill
-------------------

PURCHASING SERVICES                     COUNTY OF VENTURA       SHOW THIS NUMBER
800 SOUTH VICTORIA AVENUE            GENERAL SERVICES AGENCY    ON ALL DOCUMENTS
VENTURA, CA 93009-3120
(805) 654-3750 FAX (805) 654-3754                               PC 40500000509

REFER INQUIRIES TO BUYER:       CENTRALIZED PURCHASE ORDER
  ROSA CENICEROS

               THIS ORDER SUPERSEDES PRIOR ORDERS WITH SAME NUMBER


BID/CONTRACT NUMBER      PAGE         DATE          DELIVER ON OR BEFORE:   SHIP TO: COUNTY OF VENTURA

                          2 OF 2      09/17/99           12/01/99              SHERIFF'S DEPARTMENT
                                                                               BUSINESS OFFICE
VENDOR NUMBER                                                                  800 S VICTORIA AVE
  330224167  A           SHD/4052                                              VENTURA, CA 93009-3340

TO:     IMAGEWARE SOFTWARE INC
        10883 THORNMINT RD
                                                                            SUBMIT INVOICE IN DUPLICATE TO:
        SAN DIEGO, CA 92127                                                 COUNTY OF VENTURA
                                                                              SHERIFF'S DEPARTMENT
                                                                              BUSINESS OFFICE
PAYMENT TERMS:         FAILURE TO INDICATE THE CORRECT ORDER NUMBER           800 S VICTORIA AVE
   NET 30 DAYS         ON YOUR INVOICE AND/OR FAILURE TO SUBMIT INVOICES      VENTURA, CA 93009-3340
F.O.B. POINT:          PROPERLY AS INDICATED ON THE PURCHASE ORDER
   DESTINATION         CAN DELAY PROCESSING OF PAYMENT.




ITEM
 NO.            MATERIAL OR SERVICE                                        QUANTITY        UNIT       UNIT PRICE       COST
----    ---------------------------------------------------------------  ------------   ----------    ----------   -----------

006     INSTALLATION OF COMPUTER PHOTO IMAGING SYSTEM                       64,332.42       LOT          1.000       64,332.42













                                                                                                      SUB TOTAL     437,100.06
                                                                                                 TOTAL DISCOUNT           0.00
                                                                                                  TOTAL FREIGHT           0.00
                                                                                                      TOTAL TAX           0.00
                                                                                                    GRAND TOTAL     437,100.06
----    ---------------------------------------------------------------  ------------   ----------    ----------   -----------


VENDOR -- READ IMPORTANT INSTRUCTIONS AND CONDITIONS
ON REVERSE SIDE. -- TERMS AND CONDITIONS SET FORTH
IN OUR BID OR QUOTATION, AND/OR INCORPORATED HEREIN
BY REFERENCE, BECOME A PART OF THIS ORDER.

THOMAS A. GILL, C.P.M, PURCHASING AGENT/MATERIALS MANAGER

/s/ Thomas A. Gill
-------------------

                               CONTRACT #3919

This is a contract between the COUNTY OF VENTURA, hereinafter referred to as County, and IMAGEWARE SOFTWARE, INC., hereinafter referred to as Contractor. The parties hereto agree as follows:

1.  SCOPE OF WORK
    Contractor will furnish hardware, software, modification/programming, photo conversion and training services, in relation to the installation and implementation of the CRIME CAPTURE PHOTO IMAGING SYSTEM per (EXHIBIT A), by reference made a part hereof, including all necessary installation material to provide a turnkey system that meets all terms, conditions, and specifications hereunder.

2.  PERFORMANCE BOND

    A performance bond is required. The bond shall be 50% of the final contract price. The required bond must be received at Ventura County Purchasing Services within ten (10) consecutive days of receipt of purchase order. The bond shall be paid up and in effect for six months after the acceptance of the job by the County.

3.  SOFTWARE LICENSE
    Contractor will, in the course of the transaction for the services identified in Exhibit A, deliver to the County on a licensed basis, one or more computer programs (SOFTWARE) identified in Exhibit A. The granting of such nonexclusive and nontransferable license is based on the following terms and conditions.

    a. County agrees to use the SYSTEM SOFTWARE only for its own business and may not sell or resell any of the System Software or any rights to use the System Software.

    b. County agrees that only Contractor has the right to alter, enhance or otherwise modify the System Software. County agrees not to disassemble, decompile or reverse engineer the System Software or to allow another party to do so.

    c. County acknowledges that Contractor retains all title to the System Software. County is neither the owner of the System Software nor any copies thereof, but is licensed (pursuant to this Agreement) to utilize the System Software for the purpose of maintaining a Booking & Suspect Identification System.

4.  COMPENSATION

    Payment shall be made on presentation of three copies of an invoice to the Ventura County Sheriff for goods supplied and accepted by County's contract administrator according to the costs attached hereto as Exhibit A and according to the terms hereunder.

    50% of hardware with proof of receipt at contractors location- $90,315.31. Balance of hardware upon receipt at County facilities- $90,315.31
    Due at start of acceptance testing- 25% of service and software $64,117.36 Balance due upon completion of acceptance testing-- $192,352.09

5.  PERFORMANCE PERIOD

    The Contractor shall install the computer system and software listed in Exhibit A ready for use according to the implementation plan specified in Exhibit C. TIME IS OF THE ESSENCE IN THIS CONTRACT.

6.  SITE PREPARATION

    a. If the system to be installed requires special environmental considerations, Contractor shall provide site preparation specifications for system listed in Exhibit A within a reasonable time upon request by the County, unless such specifications have been included in the Contractor's proposal. These specifications shall be in such detail as to ensure that the system, if installed according to these specifications, shall operate efficiently, from an environmental point of view and properly from a functional point of view.

    b. The County may prepare a site plan showing the location of each item or system listed in Exhibit A and detailing the associated electrical power and environmental control facilities. If requested, the Contractor will review and comment on the adequacy of the County's plan, and shall be permitted free access to the site for this purpose with prior notification and consent from Sheriff's ISB (Information Service Bureau) personnel as well as the local site Administrator.

          Alternatively, the Contractor may prepare the site plan, and will be permitted free access to the site for this purpose so long as the Contractor is accompanied by personnel from the Sheriff's Information Services Bureau (ISB) or their representative. Prior to the Contractor being given access, ISB personnel must have been given adequate notice to secure permission from the site Administrator.

    c. The County will cause the site to be prepared in accordance with the Contractor's written minimum site and environmental specifications that will be provided to the County no less than two weeks in advance of any work being conducted except as otherwise agreed upon by the County, unless the Contractor has agreed to be responsible for such site preparation, on or before the Facility Readiness Date specified in Exhibit A.

    d. Any subsequent alterations or modifications to the site which are directly attributable to incomplete or erroneous specifications provided by the Contractor and which involve additional expense shall be made at the expense of the Contractor, to the extent that such costs would not have been incurred had the complete and/or correct specifications been initially provided.

7.  INSTALLATION AND DELIVERY DATES

    a.    Installation

          County is responsible, for providing access to, and preparation of, the installation site(s) as described in the Installation Procedures set forth in Exhibit-B of this Agreement. County also agrees to complete these preparations at least five (5) days prior to the date installation of the System commences and confirm that all site(s) are ready for installation.

         Contractor will be responsible for the delivery and installation of the Crime Capture Photo Imaging System, including computer server, workstation(s), imaging equipment (camera, remote pan & tilt, etc.), printers and all software provided by the Contractor.

    b.   Delivery dates

         Installation will commence in accordance with the Implementation Plan, Exhibit-C. The Contractor shall install the System (listed in Exhibit A) ready for use on or before the Installation Date specified in Exhibit C. Time is of the essence in this contract.

         Installation of the System Hardware is completed when the hardware is functioning in accordance with the manufacturer's specifications.

         Installation of the System is complete when Contractor completes functional hardware and software testing and states in writing to County that the System has been successfully installed.

8.  ACCEPTANCE/ACCEPTANCE TESTING

    a. All system components will be signed for by authorized County personnel. Such acknowledgment of receipt will be given when system components are received without evidence of mishandling. This step will provide proof of delivery of all contract deliverable items.

    b. When each deliverable item is installed, it will be checked for completeness and when stand-alone operation is practical, such an operational test will be made. Authorized representatives of Ventura County will sign off this test step. Non-system items such as documentation, training materials, etc., will be acknowledged as received.

    c. Acceptance Testing-Upon completion of installation, Contractor will conduct a demonstration of the total system operation. This demonstration will be observed and successful compliance with the contract provisions will be acknowledged by authorized representatives of the Ventura County Sheriff's ISB staff and the Sheriff's Department Project Manager or his/her designee. Installation of the System is deemed complete, when the Ventura County Sheriff's Department operational personnel and other local site personnel have been trained, and the Ventura County Sheriff's Department Project Manager and the Ventura County ISB Staff agrees that the System is functioning reliably.

         County will immediately commence a 30 (thirty)-day period of acceptance testing. Acceptance testing is intended to ensure that the system provided hereunder operates in substantial accord with Contractor's technical specifications, is adequate to perform as warranted by Contractor, and evidences a satisfactory level of performance reliability, prior to its acceptance by the County.

         The system acceptance-testing period will be considered successful if the requirements defined in the System Acceptance Testing, Exhibit-E, are satisfied.

         County agrees to accept the System after the Ventura County Sheriff's Department Project Manager or his/her designee has agreed that the System has functioned reliably for thirty (30) consecutive days of acceptance testing.

         If the Acceptance test is not successfully completed, the Contractor shall be notified immediately of the failure, with written confirmation to be provided in not more than five working days. Control of the system shall immediately be given to the Contractor. The system shall not be deemed to be accepted until the Contractor re-certifies, and the Ventura County Sheriff's Department Project Manager or his/her designee agrees, that the System is ready to begin acceptance testing once more.

         If the system does not meet the standards of performance discussed in Paragraph 11a and 11b within ninety days after the start of the acceptance testing, the County shall have the option to request a replacement system, extend the performance period or terminate the order (or portion thereof) and seek relief as provided in Paragraph 28, "Rights and Remedies of County for Default". The County's option shall remain in effect until such time as the system meets the performance criteria, or 180 consecutive days after the start of the acceptance testing, whichever occurs first.

         System shall not be accepted by the County and no final charges associated with such system shall be paid by the County until the system has satisfactorily completed the acceptance tests.

         Immediately upon successful completion of the acceptance tests, the County shall notify the Contractor in writing of acceptance of the system and authorize payment as listed in Exhibit A attached hereto.

9.  TRAINING

    The training of County and local law enforcement staff at each site shall be the responsibility of Contractor and shall include the training program presented in the Crime Capture System Training Outline, Exhibit D. The Sheriff's Department in cooperation with other local law enforcement agencies within Ventura County shall be responsible for identifying personnel requiring training and ensuring that they are available for scheduled training.

    Training shall take place on dates mutually agreed upon by the parties. The training schedule presented in the Crime Capture System Training Outline, Exhibit D, may be revised only upon written request by County and acceptance of that request by Contractor. All training provided directly by Contractor shall be conducted on a functional training system located at various County site(s). All handout and reference training materials will be furnished by the Contractor to each trainee at the time of training.

    All training activities may be video taped at County's expense for future in-house training. Such videotapes shall not be sold, loaned or made available for use to other than Ventura County Sheriff's Department staff and other local law enforcement staff within Ventura County as needed for training.

     All Contractor personnel costs related to the provision of training services for training County and other local law enforcement staff for the training days specified in Crime Capture System Training Outline, Exhibit D are included in the purchase price of the SYSTEM, per Contractor Cost Proposal, Exhibit A, County expenses include, but are not limited to, the provision of adequate classroom space, training workstation and network equipment, and for video taping of training events.

     Contractor provided training shall be sufficient to allow County to meet its obligations and responsibilities with respect to operation and maintenance under County's obligations and responsibilities for maintenance support as defined within the Contractor's Hardware and Software Maintenance Agreement, entered into separately.

     The Contractor agrees to provide informal, "hands on" instruction to Ventura County Sheriff ISB personnel in the operation of the System, at no additional charge to the County, at mutually agreeable times prior to, or subsequent to, system installation for the purposes of familiarization with administrative system operation.

     Contractor shall not be responsible for providing additional training, if County's users fail to achieve competence due to absence, turnover, failure to complete adequate preparation and practice exercises, or due to demonstrably deficient native ability or qualifications.

     The County may request additional training days. Training, if needed within 6 months of acceptance, will be provided at the rate of $1000.00 per day, including expenses. Thereafter the County can request additional training at the Contractor's on-going ratio.

10.  DOCUMENTATION

     Contractor shall develop and provide, at no additional charge, in both Office '97 Microsoft Word electronic (2 copies) and printed format (1 copy per workstation), procedural manuals containing all procedures, methods, documentation requirements, and techniques necessary for the successful use and operation of the SYSTEM. Contractor agrees that the County may reproduce this material for its internal use on an unlimited basis.

11.  WARRANTIES

     a.   Hardware

          Contractor warrants that all major components of the System
          Hardware are new at the time of installation and will operate in conformity with its documentation provided by Contractor for a period of one(1) year after acceptance. In the event the System Hardware fails during this period, Contractor, at its sole option, will repair, modify or replace the failed component(s) in a timely manner at no additional cost to the County.

     b.   Software

          Contractor warrants that the Software will operate in conformity with its documentation. In the event of any non-conformity for a period of one (1) year after acceptance, Contractor will use all commercially reasonable efforts to correct the problem by modification, enhancement or other repair so that the Software conforms to its documentation.

          Contractor further warrants that:

     c. It has title to the Software, that may be provided under this contract, and/or the authority to grant licenses to use the third party software.

     d. Its work hereunder shall be of professional quality and performed consistent with generally accepted industry standards.

     e. There exists no actual or potential conflict of interest concerning the Services to be performed under this agreement. Contractor represents that performance under this agreement does not require the breach of any agreement or obligation to keep in confidence the proprietary information of another party.

     f. Upon completion of the installation of all sites, the System as installed by Contractor, including hardware and software components, when operational, will meet or exceed NIST, CAL DOJ, and CAL ID mug-shot photographic standards.

     g. The hardware/software supplied hereunder shall provide fault-free performance and fault-free result in the processing date and date related data (including, but not limited to calculating, comparing and sequencing) of any hardware, software and firmware products delivered by Contractor and services provided under this contract, individually or in combination, as the case may be from the effective date of this contract. Also, the supplier warrants the year 2000 calculations will be recognized and accommodated and will not in any way, result in hardware, software or firmware failure. The County, at its solo option, may require the Contractor, at any time, to demonstrate the procedures it intends to follow in order to comply with all the obligations contained herein.

          The obligations contained herein apply to products provided by the Contractor, its subcontractor or any third party involved in the creation of the products to be delivered to the County under this contract. Failure to comply with any of the obligations contained herein, may result in the County, availing itself of all its rights under the law and under this contract including, but not limited to, its right pertaining to termination or default.

          The warrants contained herein are separate and discrete from any other warranties specified in this contract, and are not subject to any disclaimer or warranty or limitation of the suppliers liability which may be specified in this contract, its appendices, its schedules, its annexes or any document incorporated in this contract by reference. Y2K compliance problems shall not be considered an act of God.

12.  LIMITATION OF LIABILITY

     Contractor's maximum liability to the County arising for any reason relating to Contractor's performance of the Contract, or any amendment thereto, shall be limited to the amount of fees paid to the Contractor for its performance. Neither party shall have any liability to the other party for any lost profits or special, incidental, indirect or consequential damages, even if such party has been advised of the possibility of such damages.

13.  COUNTY MODIFICATION OF EQUIPMENT

     The County may connect equipment manufactured or supplied by other companies to the System, including peripheral equipment, computers, communications equipment, and terminal devices, provided however, that Contractor will not be held responsible for any damage and/or downtime that may occur. Contractor shall provide the County with a list of replacement equipment acceptable and certified by the Contractor and Ventura County Sheriff's Department. For equipment not listed, Contractor shall within 15 days of request, notify the County of whether such equipment is likely to interfere with system operation or Contractor ability to perform maintenance. In emergency situations Contractor shall provide a response within 48 hours.

14.  PATENT AND COPYRIGHT PROTECTION

     The Contractor, at its own expense, shall defend any action brought against the County to the extent that such action is based upon a claim that the system supplied by the Contractor, or the operation of such system pursuant to a current version of Contractor-supplied operating software, infringes a United States patent or copyright.

     The Contractor shall pay those costs and damages finally awarded against the County in any such action. Such defense and payment shall be conditioned on the following:

     a. That the Contractor shall be notified within a reasonable time in writing by the County of any notice of such claim; and,

     b. That the Contractor shall have the sole control of the defense of any action on such claim and all negotiations for its settlement or compromise.

     Should the system, or the operation thereof, become, or in the Contractor's opinion are likely to become, the subject of a claim of infringement of a United States patent or copyright, the County shall permit the Contractor at its option and expense either to procure for the County the right to continue using the system, or to replace or modify the same so that they become non-infringing.

     If, in the sole opinion of the County, the return of such infringing system makes the retention of other items of system acquired from the Contractor under this contract impractical, the County shall then have the option of terminating the contract, or applicable portions thereof, without penalty or termination charge. The Contractor agrees to take back such system and refund any sums the County has paid Contractor less any reasonable amount for use or damage. Such indemnity by the Contractor as to use of such system shall not apply to any infringement arising out of the use or in combination with other items where such infringement would not have occurred in the normal use for which the system was developed.

15.  SYSTEM MAINTENANCE AND SUPPORT SERVICES

     Commencing 90 days after final acceptance the County may acquire Hardware/Software Support Services. Such support shall be provided in accordance with Contractor's standard Software Support Services Terms and Conditions entered into as a separate agreement. Support services include fixes to errors, updates, enhancements and technical support. Contractor shall provide maintenance and support services for 90 days after final acceptance for no additional fee.

     Support fees shall be based on 15% of the hardware and software costs per year and shall be firm for a period of 5 years.

16.  FORCE MAJEURE

     Except for defaults of subcontractors, neither party shall be responsible for delays or failures in performance resulting from acts beyond the control of the offending party.

     Such acts shall include but shall not be limited to acts of God, fire, flood, earthquake, other natural disaster, nuclear accident, strike, lockout, riot, freight embargo, public regulated utility, or governmental statutes or regulations superimposed after the fact.

     If a delay or failure in performance by the Contractor arises out of a default of its subcontractor, and if such detail arises out of causes beyond the control of both the Contractor and subcontractor, and without the fault or negligence of either of them, the Contractor shall not be liable for damages of such delay or failure, unless the supplies or services to be furnished by the subcontractor were obtainable from other sources in sufficient time to permit the Contractor to meet the required performance schedule.

17.  RESERVED

18.  INSURANCE PROVISIONS

     A. CONTRACTOR, at its sole cost and expense, will obtain and maintain in full force during the term of this contract the following types of insurance:

          1. Commercial General Liability "occurrence" coverage in the minimum amount of $1,000,000 combined single limit (CSL) bodily injury & property damage each occurrence and $2,000,000 aggregate, including personal injury, broad form property damage, products/completed operations, broad form blanket contractual and $100,000 fire legal liability.

          2. Commercial Automobile Liability coverage in the minimum amount of $1,000,000 CSL bodily injury & property damage, including owned, non-owned, and hired automobiles. Also to include Uninsured/Underinsured Motorists coverage in the minimum amount of $100,000 when there are owned vehicles.

          3. Workers' Compensation coverage, in full compliance with California statutory requirements, for all employees of CONTRACTOR and Employer's Liability in the minimum amount of $1,000,000.

     B. All insurance required will be primary coverage as respects COUNTY and any insurance or self-insurance maintained by COUNTY will be excess of CONTRACTOR'S insurance coverage and will not contribute to it.

     C. COUNTY is to be notified immediately if any aggregate insurance limit is exceeded. Additional coverage must be purchased to meet requirements.

     D. The County of Ventura, Its Boards, Agencies, Departments, Offices, Employees, Agents, and Volunteers are to be named as Additional Insured as respects work done by CONTRACTOR under the terms of this contract on all policies required (except Workers' Compensation).

     E. Contractor agrees to waive all rights of subrogation against the County of Ventura, its Boards, Agencies, Departments, Officers, Employees, Agents and Volunteers for losses arising from work performed by Contractor under the terms of this contract.

     F. Policies will not be canceled, non-renewed or reduced in scope of coverage until after sixty (60) days written notice has been given to the County of Ventura, Risk Management Division.

     G. CONTRACTOR agrees to provide COUNTY with the following insurance documents on or before the effective date of this contract:

         1.  Certificates of Insurance for all required coverage.

         2.  Additional insured endorsements

         3.  60 Days Notice Cancellation Clause endorsement

         Failure to provide these documents will be grounds for immediate termination or suspension of this contract.

19.  TAXES

     The County is exempt from Federal excise taxes and no payment shall be made for any personal property taxes levied on the Contractor or on any taxes levied on employee wages. The County will only pay for any State or local sales or use taxes on the services rendered or equipment, parts supplied to the County pursuant to this contract.

20.  INDEPENDENT CONTRACTOR

     This contract is for the professional services of Contractor and is non-assignable by Contractor without prior consent by County in writing. In performing these professional services, Contractor is an independent Contractor and is not acting as an agent or employee of the County.

21.  EMPLOYEE

     Contractor will submit biographical and fingerprint information for each person who will be engaged in performing any part of the installation. The biographical and fingerprint information will be sufficient to allow the County to perform security background checks on all such persons. Contractor agrees to bar any person identified by the County as a security risk from County offices.

22.  CONTRACT MONITORING

     The County shall have the right to review the work being performed by the Contractor under this contract at any time during County's usual working hours. Review, checking, approval or other action by the County shall not relieve Contractor of Contractor's responsibility for the accuracy and completeness of the work performed under this contract. This contract shall be administered by the County's contract administrator, Walt Wilson, or his/her authorized representative.

23.  EQUAL OPPORTUNITY

     Contractor will not discriminate against any employee, or against any applicant for such employment because of age, race, color, religion, physical handicap, ancestry, gender or national origin. This provision shall include, but not be limited to, the following: employment, upgrading, demotion, or transfer, recruitment or recruitment advertising, layoff or termination; rates of pay or other forms of compensation, and selection for training, including apprenticeship.

24.  INVESTIGATION AND RESEARCH

     Contractor by investigation and research has acquired reasonable knowledge of all conditions affecting the work to be done and labor and material needed, and the execution of this contract is to be based upon such investigation and research, and not upon any representation made by the County or any of its officers, agents or employees, except as provided herein.

25.  TERMINATION

     Upon termination or other expiration of this contract, each party will assist the other party in the orderly termination of the contract and the transfer of all assets, tangible and intangible, as may facilitate the orderly, non-disrupted business continuation of each party. Prior to the expiration of this contract, this contract may be terminated for the convenience of both parties by mutual consent.

     In the event of termination for convenience, Contractor shall be paid for all work provided to the date of termination, as long as such work meets the terms and conditions of this agreement. Contractor hereby expressly waives any and all claims for damages or compensation arising under this Agreement as set forth in this paragraph in the event of such termination.

     The County may terminate this contract under the provisions of paragraph 28, "Rights and Remedies of County for Default".

26.  SOURCE CODE PROVISION

     CONTRACTOR agrees to deposit the source code, documentation and related materials for the System (Deposit Materials) with an Escrow Agent subject to COUNTY entering into an IWS Software Escrow Agreement.

      The Deposit Materials will be made available to the COUNTY for the purposes of self-support if certain events named in the IWS Software Escrow Agreement occur. CONTRACTOR will provide a copy of its current Software Escrow Agreement to COUNTY. Any such Software Escrow Agreement is optional for COUNTY and requires COUNTY to sign and accept the terms of the Software Escrow Agreement.

27.   CONFIDENTIALITY/PUBLICITY

      Any reports, information, data, statistics, forms, procedures, systems, studies and any other communication or form of knowledge given to or prepared or assembled by Contractor under this contract which County requests to be kept as confidential shall not be made available to any individual or organization by Contractor without the prior written approval of the County except as authorized by law. Contractor will keep such information confidential using the same care and discretion used with similar information that Contractor designates as confidential.

      Any publicity giving reference to the sale, installation, and/or operation of the System, whether in the form of press release, brochure, photographic coverage, or verbal announcement, shall be made only with the prior approval of the County, provided that Contractor may refer to the System during its normal course of business.

28.   ADDENDA

      County may from time to time require changes in the scope of the services required hereunder. Such changes, including any increase or decrease in the amount of Contractor's compensation which are mutually agreed upon by and between County and Contractor, shall be effective when incorporated in written amendments to this contract.

29.   RIGHTS AND REMEDIES OF COUNTY FOR DEFAULT

      a. In the event any equipment, software, or service furnished by the Contractor in the performance of this contract should fail to conform to the specifications therefor, the County may reject the same, and it shall thereupon become the duty of the Contractor to reclaim and remove the same forthwith, without expense to the County, and immediately to replace all such rejected equipment, software, or service with others conforming to such specifications; provided that should the Contractor fail, neglect or refuse to do so the County shall thereupon have the right to purchase in the open market, in lieu thereof, a corresponding quantity of any such equipment, software, or service and to deduct from any moneys due or that may thereafter become due to the Contractor the difference between the price named in this contract and the actual cost thereof to the County.

      b. In the event the Contractor shall fail to make prompt delivery as specified of any equipment, software, or service, and as long as the delay is not caused by the County, the same conditions as to the rights of the County to purchase in the open market and to reimbursement set forth above shall apply, except as otherwise provided in Paragraph 15, "Force Majeure".

      c. In the event of the cancellation of this contract either in whole or in part, by reason of the default or breach thereof by the Contractor, any loss or damage sustained by the County in procuring any equipment, software or service which the Contractor therein agreed to supply shall be borne and paid for by the Contractor.

      d. The rights and remedies of the County provided above shall not be exclusive and are in addition to any other rights and remedies provided by law or under the contract.

30.   NOTICES

      All notices required under this agreement shall be made in writing and addressed or delivered as follows:

      TO COUNTY-

                 VENTURA COUNTY PURCHASING DEPARTMENT
                 800 SOUTH VICTORIA AVENUE
                 VENTURA, CA 93009

      TO CONTRACTOR-

                 IMAGEWARE SOFTWARE, INC.
                 CARMEN ERREJON
                 10883 THORNMINT RD
                 SAN DIEGO, CA 92127

      Either party may, by written notice to the other, change its own mailing address.

31.   GOVERNING LAW

      The validity of this contract and any of its terms or provisions, as well as the rights and duties of the parties under this contract, will be construed pursuant to and in accordance with the laws of the State of California.

32.   SEVERABILITY OF CONTRACT

      If any term of this contract is held by a court of competent jurisdiction to be void or unenforceable, the remainder of the contract terms will remain in full force and effect and will not be affected.

33.   CUMULATIVE REMEDIES

      The exercise or failure to exercise of legal rights and remedies by the County of Ventura in the event of any default or breach hereunder will not constitute a waiver or forfeiture of any other rights and remedies, and will be without prejudice to the enforcement of any other right or remedy available by law or authorized by this contract.

34.  COMPLIANCE WITH LAWS

     Each party to this contract will comply with all applicable laws.

35.  FULL AGREEMENT AND ORDER OF PRECEDENCE

     This Agreement consists of 13 pages along with the following which are incorporated into this Agreement by reference. This Agreement and Exhibits hereto constitute the final expression of the agreement of the parties and supersedes all previous agreements and understandings, whether written or oral, relating to the work. This Agreement may not be altered, amended, or modified except by written instrument signed by the duly authorized representatives of both parties. In the event of an inconsistency in this Agreement, the inconsistency shall resolved in the following order:

     1.  This Agreement,

     2.  Exhibit A-price schedule
         Exhibit B-Installation Plan
         Exhibit C-Implementation Plan
         Exhibit D-Training
         Exhibit E-Acceptance test plan
         Exhibit F-County of Ventura RFP #4799
         Exhibit G-Contractor's proposal dated March 9, 1999

     IN WITNESS WHEREOF, the parties hereto have executed this contract.

COUNTY OF VENTURA                        Imageware

/s/ Rosa Ceniceros                       /s/ Paul Devermann
--------------------------               --------------------------
Signature                                Signature


Rosa Ceniceros                           Paul Devermann
--------------------------               --------------------------
Printed Name                             Printed Name


Principal Buyer                          Vice President
--------------------------               --------------------------
Title                                    Title


8/25/99                                  10/12/99
--------------------------               --------------------------
Date                                     Date

                                  EXHIBIT A

IWS COST PROPOSAL                                               AUGUST 10, 1999

                   DESCRIPTION                   QTY     UNIT         EXT         TOTAL
                   -----------                   ---   ---------   ---------    ---------
NETFINILY 5500 450MHZ DUAL PENTIUM SERVER
  IBM Netfinity 5500 Pentium II 450MHz
   512KB L2 256MB ECC OPEN 32X PCI/IS             1    $7,436.25    $7,436.25
     (Std) 10/100 PCI Ethernet
     (Std) 2-Drop 16-bit SCSI Internal Cable
     (Std) 32X Max IDE CD-ROM Drive
     (Std) 450/100MHz Pentium II Processor with
       512KB ECC L2 Cache
     (Std) IBM 1.44MB 3.5 inch Diskette Drive
     (Std) IBM 104 key Keyboard (Stealth Grey)
     (Std) Integrated IDE Controller
     (Std) Integrated PCI Ultra SCSI RAID
       Controller - dual channel
     (Std) Mouse Stealth Grey
     (Std) Netfinity 400W Hot Swap Power Supply
     (Std) Netfinity NetBay3
     (Std) Processor Complex Card
     (Std) S3 TrioG4V2 Graphics - 1MB SGRAM
     (Std) Systems Management Processor
  IBM 20/40GB DLI Internal SCSI Tape Drive (FH)   1    $2,937.50    $2,937.50
  IBM Netfinity 400W Hot-Swap Redundant Power
   Supply II                                      1      $750.00       750.00
  IBM Netfinity 256MB SDRAM ECC RDIMM
   (Registered)                                   1    $1,187.50    $1,187.50
  IBM Netfinity 9.1GB 10K Wide Ultra SCSI
   SL SCA-2 HDD                                   4    $1,006.80    $4,027.20
  450/100MHz Pentium II Processor with
   512KB ECC L2 Cache                             1    $1,498.75    $1,498.75
  G74 - 17(15.9) in. Color Monitor, 69 KHz,
   Stealth Gray                                   1      $463.75      $463.75
  Smart-UPS 1400-17 Min Runtime                   1      $735.00      $735.00

                                     SUBTOTAL                                   $19,035.95

CAPTURE HARDWARE
IBM PC 300PL 6862 (4x4) 2
  PC 300PL Pentium II 400MHz MMX/512KB, 64MB,
   6.4GB, 4MB, 32X, 16bit, WinNT                  8    $1,776.00   $14,208.00
    (Std) IBM 6.4GB EIDE Hard Drive
    (Std) 10/100 PCI Ethernet WOL
    (Std) 16-bit 15A Crystal Audio Integrated
    (Std) 400/100MHz MMX Pentium II Processor
      with 512KB Pipeline B
    (Std) 4MB Intergated SGRAM Video Memory
    (Std) 64MB 60ns NP SDRAM DIMM
    (Std) CD-ROM Drive Internal 32X Max
      (Variable Speed)
    (Std) IBM 1.44MB 3.5-inch Diskette Drive
    (Std) IBM 104-key Rubber Dome Keyboard
    (Std) Integrated IDE Controller
    (Std) S3 Trio3D AGP Graphics Integrated
  Olympus D-400                                   2      $742.50    $1,485.00
  HP 2000C Color Ink Jet Printer                  8      $610.20    $4,881.00
  C74-17(15.9) in Color Monitor, 69 KHz,
    Pearl White                                   8      $423.60    $3,388.80
  Cable bundle                                    8      $187.50    $1,500.00
  Capture Card MVPro                              8      $837.50    $6,700.00

                                     SUBTOTAL                                   $32,163.40

CAMERA SUB-SYSTEMS
Hitachi HV-C20 Camera, NIST standards (3 chip)    8    $4,805.65   $39,085.20
Fujinon Lens                                      8    $1,509.30   $12,074.40
3 point Lighting system                           8    $1,343.25   $10,746.00
Pan and Tilt Camera mount                         8    $1,620.00   $12,950.00
Reflective Pedestal                               8      $924.75    $7,398.00
NIST compliance capture software                  8    $1,500.00   $12,000.00
Power Supply (Three Chip)                         8      $202.50    $1,620.00

                                     SUBTOTAL                                   $95,883.60


INVESTIGATIVE HARDWARE
IBM PC 300PL 6862 (4X4)2
 PC 300PL Pentium II 400MHz MMX/512KB, 64MB, 6.4GB, 4MB, 32X, 16bit, WinNT     14     $1,776.00      $24,864.00
  (Std) IBM 6.4GB EIDF Hard Drive
  (Std) 10/100 PCI Ethernet WOL
  (Std) 16-bit ISA Crystal Audio Integrated
  (Std) 400/100MHz MMX Pentium II Processor with 512KB Pipeline B
  (Std) 4MB Integrated SGRAM Video Memory
  (Std) 64MB 60ns NP SDRAM DIMM
  (Std) CD-ROM Drive Internal 32X Max (Variable Speed)
  (Std) IBM 1.44MB 3.5-inch Diskette Drive
  (Std) IBM 104-key Rubber Dome Keyboard
  (Std) Integrated IDE Controller
  (Std) S3 Trio3D AGP Graphics Integrated
 HP 2000C Color Ink Jet Printer                                                14       $610.20       $8,542.80
 G74-17(15.9) in. Color Monitor, 69 KHz, Pearl White                           14       $423.60       $5,390.40
                                                                 SUBTOTAL                                            $39,337.20

                                                        SUBTOTAL HARDWARE                                           $186,420.15

                                                        HARDWARE DISCOUNT                                            $18,000.00

                                                           HARDWARE TOTAL                                           $168,420.15

                                             HARDWARE TOTAL INCLUDING TAX                                           $180,630.61

SOFTWARE
CCS Investigative Display Software (Full)                                      14     $4,900.00      $68,600.00
CCS Capture Station Software                                                   8      $8,000.00      $64,000.00
CCS Capture Station Retrieval Software                                         8      $2,000.00      $16,000.00
Suspect ID                                                                     2          $0.00           $0.00
Crime Lab                                                                      2          $0.00           $0.00
Vehicle ID                                                                     2          $0.00           $0.00

CUSTOM INTERFACE
Systems Integration - Flat File Intenece w/ VCJIS                              1      $5,000.00       $5,000.00
Systems Integration - Custom API for Image Retrieval & Site License            1     $17,000.00      $17,000.00

                                                           TOTAL SOFTWARE                                           $170,600.00

                                             TOTAL SOFTWARE INCLUDING TAX                                           $182,968.50

                                              TOTAL HARDWARE AND SOFTWARE                                           $339,020.15

                                TOTAL HARDWARE AND SOFTWARE INCLUDING TAX                                           $363,599.11

SERVICES
Project Management                                                             5        $900.00       $4,500.00
Conversion of Records from IHP                                               183000       $0.05       $9,150.00

                                                           SERVICES TOTAL                                            $13,650.00

LICENSES
Enterprise Server Win NT 4.0 (25 License)                                      1      $4,056.25       $4,056.25
Sybase License Server + 5 users                                                1      $1,248.75       $1,248.75
Sybase License 6.0 (20 User)                                                   1      $3,243.75       $3,243.75

                                                           TOTAL LICENSES                                             $8,548.75

                                             TOTAL LICENSES INCLUDING TAX                                             $9,168.53

                                            SYSTEM SUBTOTAL INCLUDING TAX                                           $386,417.65
                                                        SHIPPING/HANDLING                                            $11,257.47
                                                             INSTALLATION                                            $27,425.00
                                                                 TRAINING      12      $1,000.00                     $12,000.00

                                                           TOTAL PROPOSAL                                           $437,100.07

Does NOT include the additional Sybase licenses for concurrency




                                                         MAINTENANCE PLAN
                                      ImageWare Customer Service (Year 1)                                           $50,853.02
                                     STARTS 90 DAYS FROM FINAL ACCEPTANCE
                   Yearly Maintenance & Technical Support (Year 2 thru 5)                                           $50,853.02

                                                      ADDITIONAL SOFTWARE
Suspect ID                                                                            $2,000.00
Crime Lab                                                                               $300.00
Vehicle ID                                                                            $1,000.00


                      EXHIBIT B - INSTALLATION PROCEDURES


     As noted on the implementation schedule, installation will commence with the server. Once the server is on-line, installation of the capture stations and investigate stations will take place beginning with the jail site. Sites will install as follows:

          a.     turn off an existing capture station
          b.     install new CCS station
          c.     bring new capture station live
          d.     install investigate station where applicable
          e.     IWS testing
          f.     User Training

     Down time for each capture station will be approximately one day per station. Ventura County will be responsible for dismantling the existing capture stations and preparing the sites for IWS.

1.   INSTALLATION LOCATION
The System is to be installed at the following address(es):

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------


2.   COUNTY'S RESPONSIBILITIES
     IWS will provide COUNTY with a copy of the CCS System Preparation and Installation Guide. COUNTY is responsible for reviewing the Guide and providing the following in conformance with the Guide:

(a)  SITE PREPARATION -- SERVER
     (1)   Suitable space including tables, chairs, stands, or racks.
     (2) Two telephone lines (one voice line and one modem line) and one voice handset.
     (3)   Clean temperature controlled environment.
     (4)   Any requisite electrical and/or lighting work.
     (5)   Tested and operational network connection.

(b)  SITE PREPARATION -- WORKSTATIONS
     (1)   Suitable space including tables, chairs, stands, or racks.
     (2)   One telephone line and one voice handset.
     (3) A suitable background (plywood, plaster board, etc.) secured to the wall for any capture stations.
     (4)   Reasonably clean environment.

     (5)   Any requisite electrical and/or lighting work.
     (6)   Tested and operational network connection.

(c)  OTHER
     (1) Suitable nearby parking for IWS installation personnel. COUNTY will pay any and all parking costs associated with installation work performed by IWS personnel at COUNTY's facility.
     (2) COUNTY will make certain that authorized IWS personnel have access to COUNTY's facility(ies) 24 hours/day -- 7 days/week while the SYSTEM is being installed and tested.
     (3) Labor and equipment necessary to transport the SYSTEM HARDWARE from COUNTY's receiving area at the receiving location to the installation site.
     (4) A clean operating environment at the installation site which complies with temperature, humidity and operational specifications of the SYSTEM HARDWARE.


3.   IWS's INSTALLATION RESPONSIBILITIES
     IWS is responsible for providing the following relating to the SYSTEM installation:
(1) Supervision of COUNTY employees who transport the SYSTEM HARDWARE from the receiving area to the installation site.
(2)  Installation of the SYSTEM HARDWARE at the designated sites.
(3)  Operational checkout of the Equipment, including off-line verification.
(4)  Installation of the SYSTEM SOFTWARE at the designated sites.
(5) Operational verification of each computer and item of equipment on a stand-alone basis and as interfaced with equipment furnished by COUNTY, including transmission lines, modems and computers.

VENTURA IMPLEMENTATION PLAN
AUGUST 11, 1999


                                                                                  SEP '99                        OCT '99
                                                                      -------------------------------   --------------------------
ID  TASK NAME                      DURATION      START      FINISH    8/29   9/5   9/12   9/19   9/26   10/3   10/10  10/17 10/24
--  ---------------------------    --------      -----      ------    ----   ---   ----   ----   ----   ----   -----  -----  -----
 1  Project Implementation Plan     1 day       8/30/99     8/30/99   **

 2  Site Survey                     1 day       8/30/99     8/30/99   **

 3  Interconnect Specs              5 days      8/30/99     9/3/99    *******

 4      Interconnect Schematic      5 days      8/30/99     9/3/99    *******

 5      CJIS description            5 days      8/30/99     9/3/99    *******

 6      AP Description              5 days      8/30/99     9/3/99    *******

 7      CJIS data examples          2 days      8/30/99     8/30/99   ****

 8  Data Conversion                 2 days       9/6/99      9/7/99         ***

 9      Data to IWS                 2 days       9/6/99      9/7/99          **

10  Database Specifications         3 days      9/13/99     9/15/99                ****

11      User Defined Fields         3 days      9/13/99     9/15/99                ****

12      Mandatory Fields            3 days      9/13/99     9/15/99                ****

13  Hardware Specifications         3 days      9/13/99     9/15/99                ****

14      IP addresses                3 days      9/13/99     9/15/99                 ****

15      Gateways/Subnets            3 days      9/13/99     9/15/99                 ****

16  Interconnect Development       40 days       9/6/99    10/29/99          ******************************************************

17  Data Conversion                25 days      9/13/99    10/15/99                 **************************************

18  Print Formats                  21 days      9/27/99    10/25/99                               *********************************

19      Samples to Ventura          4 days      9/27/99     9/30/99                               ******

20      Print Format Request due    1 day       10/4/99     10/4/99                                       *

21      First Review to Ventura     1 day      10/12/99    10/12/99                                              *

22      Final Review to Ventura     1 day      10/25/99    10/25/99                                                               *

23  Hardware Configuration         19 days     10/18/99    11/11/99                                              ******************

24      Hardware Order Form         2 days     10/18/99    10/19/99                                              ***

25      Order Hardware              1 day      10/20/99    10/20/99                                                  *



                                                 NOV '99                          DEC '99                  JAN '00
                                     ------------------------------------   ----------------------------   ---------------
ID  TASK NAME                        10/31   11/7   11/14   11/21   11/28   12/5   12/12   12/19   12/26   1/2   1/9  1/16
--  ----------------------------     -----   ----   -----   -----   -----   ----   -----   -----   -----   ---   ---  ----
 1  Project Implementation Plan

 2  Site Survey

 3  Interconnect Specs

 4      Interconnect Schematic

 5      CJIS description

 6      AP Description

 7      CJIS data examples

 8  Data Conversion

 9      Data to IWS

10  Database Specifications

11      User Defined Fields

12      Mandatory Fields

13  Hardware Specifications

14      IP addresses

15      Gateways/Subnets

16  Interconnect Development

17  Data Conversion

18  Print Formats

19      Samples to Ventura

20      Print Format Request due

21      First Review to Ventura

22      Final Review to Ventura

23  Hardware Configuration      * * * * *

24      Hardware Order Form

25      Order Hardware


VENTURA IMPLEMENTATION PLAN
AUGUST 11, 1999


                                                                                  SEP '99                        OCT '99
                                                                       -------------------------------   --------------------------
ID  TASK NAME                         DURATION   START      FINISH     8/29   9/5   9/12   9/19   9/26   10/3   10/10  10/17  10/24
--  ---------------------------       --------   -----      ------     ----   ---   ----   ----   ----   ----   -----  -----  -----

26      Hardware Config               9 days       11/1/99    11/11/99

27      Ship Hardware                 1 day       11/11/99    11/11/99

28      Send Manuals                  1 day       11/11/99    11/11/99

29      Hardware Config Complete      1 day       11/11/99    11/11/99

30  Installation                     14 days      11/16/99     12/7/99

31      Install Server                1 day       11/16/99     11/16/99

32      Install Capture Stations     10 days      11/17/99      12/2/99

33      Install Investigate Stations 10 days      11/17/99      12/2/99

34      Final Data Conversion         2 days       12/1/99      12/2/99

35      Training                     12 days      11/18/99      12/7/99

36      IWS Testing                   2 days       12/1/99      12/2/99

37  Installation Complete             1 day        12/3/99      12/3/99

38  System Acceptance 30 days       30 days        12/6/99      1/18/00



                                                 NOV '99                          DEC '99                  JAN '00
                                 ------------------------------------   ----------------------------   -------------------
ID  TASK NAME                        10/31   11/7   11/14   11/21   11/28   12/5   12/12   12/19   12/26   1/2   1/9  1/16
--  ----------------------------     -----   ----   -----   -----   -----   ----   -----   -----   -----   ---   ---  ----

26      Hardware Config              **********

27      Ship Hardware                         **

28      Send Manuals                          **

29      Hardware Config Complete              **

30  Installation                                     *************************

31      Install Server                               **

32      Install Capture Stations                      *****************

33      Install Investigate Stations                   *****************

34      Final Data Conversion                                        *****

35      Training                                         *******************

36      IWS Testing                                                   ***

37  Installation Complete                                                **

38  System Acceptance 30 days                                                *********************************************


                                  EXHIBIT D -- TRAINING

                         Crime Capture System -TM- Training Outline

I.    Training
      A trainer will follow each install on the day after the install is completed. Training for each location will be one day.

II.   System Administrator Training
      System Administrator training will take place on the day after the first capture station is installed. Ventura County will need to designate a reasonable number of system administrators for training. This number should not exceed 5-7 people and the training will be one day. Training will cover all aspects of the system including server, capture and investigate.

OPERATOR TRAINING

Objective: By the end of the training session, students will know how to book a suspect, search a database, use the mug book function and create photo line-ups.

TRAINING OUTLINE:
I.    STARTING THE PROGRAM   5 minutes

III.  New Bookings   120 minutes

      a. ADDING A NEW BOOKING
         1. TAKING A PICTURE
         2. QUALITY CONTROL
      b. VIEWING RECORDS
      c. VIEWING MULTIPLE BOOKINGS
      d. EDITING AND DELETING RECORDS
      e. PRINTING INDIVIDUAL RECORDS

IV.   Searching       45 minutes
      a. QUICK SEARCH
      b. SAVING A SEARCH
      c. RUNNING AND EXISTING SEARCH
      d. DELETING AND EXISTING SEARCH
      e. PRINTING SEARCH RESULTS

V.    Mug Book        30 minutes
      a. SEARCHING FOR MUGSHOT
      b. SAVING A MUG BOOK
      c. VIEWING AN EXISTING MUG BOOK

      d. DELETING A MUG BOOK

VI.   Photo Line-up      40 minutes
      a. CREATING A PHOTO LINE-UP
      b. SAVING A PHOTO LINE-UP
      c. VIEWING AN EXISTING PHOTO LINE-UP
      d. DELETING AN EXISTING PHOTO LINE-UP
      E. PRINTING A PHOTO LINE-UP

SYSTEM ADMINISTRATOR TRAINING

      II.   SETTING UP PASSWORDS
      III.  DEFINING OPERATOR RIGHTS
      IV.   BACKING UP THE SYSTEM
      V.    ARCHIVING INFORMATION
      VI.   SETTING MANDATORY FIELDS
      VII.  CUSTOMIZING DATA PICK LISTS

                   EXHIBIT E - ACCEPTANCE TESTING CRITERIA

PROCEDURES

Section I:    Acceptance of Plan

              This plan has been mutually agreed upon by both Ventura County and ImageWare Software Inc. Project Managers as to it's content, format, procedures, and terms.

Section II:   Adherence to Plan

              It is imperative that Ventura County and ImageWare Software Inc. Information Services closely adhere to this plan to test the system fully. Extensions to the test period will be granted to Ventura County if the tests fail to demonstrate that ImageWare's photo imaging system is not operating in a reliable manner as determined by the Ventura County Project Manager or his designee. If during the test period, successful completion of a given measurement is compromised due to fault of the county, the county shall have 5 business days to correct the problem, if the problem cannot be corrected in that time frame that measurement shall be waived by the County for Final Acceptance purposes.

Section III:  Responsibility for Testing

              Ventura County will perform all testing prescribed herein with ImageWare Software Inc.'s assistance. ImageWare Software Inc. representatives will monitor all tests.

Section IV:   Testing Procedure

              Contained in Exhibit E are Acceptance Criteria for each of the system components that will be tested for Acceptance. Each such system component will be tested for Acceptance as the installation of that component is completed. ImageWare Software Inc. will notify Ventura County in writing that the applicable system component is ready for Acceptance testing.

              When a test is completed successfully, Ventura County's Project Managers will sign and date the Acceptance Criteria form and return it promptly to ImageWare Software Inc. In the event that a test is not successful, Ventura County will complete a notice of Acceptance Test Failure ("Notice") and deliver such notice to ImageWare Software Inc. immediately. The Notice shall identify each and every failure of the test. ImageWare Software Inc. will then remedy the condition and notify Ventura County of the availability of the system component for re-test, thereupon Acceptance tests will be deemed to have been completed successfully within five (5) business days of initiation of said test, unless ImageWare Software Inc. has received a notice within said period.

                          NOTICE NUMBER: _______________

                        NOTICE OF ACCEPTANCE TEST FAILURES

Identified By: _________________________     Date: ___________________________

This notice refers to the _____________________ Acceptance Criteria.

                       Failures noted in testing the above:

1.  ___________________________________________________________________________

2.  ___________________________________________________________________________

3.  ___________________________________________________________________________

4.  ___________________________________________________________________________

5.  ___________________________________________________________________________

6.  ___________________________________________________________________________

7.  ___________________________________________________________________________

8.  ___________________________________________________________________________

9.  ___________________________________________________________________________

10. ___________________________________________________________________________

11. ___________________________________________________________________________

12. ___________________________________________________________________________

13. ___________________________________________________________________________

14. ___________________________________________________________________________

15. ___________________________________________________________________________


All supporting Documentation evidencing the above are attached.

                              SERVER INSTALLATION
                              ACCEPTANCE CRITERIA
                                    1 OF 9

Description:       These measurements will verify that the Server, RAID array, and Microsoft SQL database engine has been installed and is operating properly.

Objective          The Server, RAID array, and Microsoft SQL database engine
                   has been installed and is operating normally.

Measurements       The Server can be powered up.

                   The operating system is installed.

                   Users can log on the Server and execute programs reliably.

                   RAID array is attached to Server and images can be copied to the drives.

                   The application can connect from a PC to the Microsoft SQL Database on the Server.

                   Tape backup and archive is functioning properly.

                   Remote dial-in is functioning.

                   Peripherals are functioning properly.

-------------------------------------------------------------------------------

Accepted By (Ventura County):____________________________  Date: ______________

Accepted By (ImageWare Software Inc.):___________________  Date: ______________

                       SOFTWARE - CRIME CAPTURE SYSTEM
                              ACCEPTANCE CRITERIA
                                    2 OF 9


Description:       These measurements will verify that the Crime Capture
                   System Software has been installed and is operating properly.

Objective          Images and data can be stored and retrieved from the Crime
                   Capture System server reliably. Images can be stored and retrieved from magnetic media. Through a PC workstation the Crime Capture System and Investigative Software can be executed and all available functions can be executed reliably and performs as outlined in the "Technical
                   Approach" section of ImageWare's response for proposal
                   #4799 dated 3/10/99

Measurements       A user should be able to access Crime Capture System
                   Software from a PC workstation.

                   A user should be able to access Crime Investigative Software from a PC workstation.

                   Images should be create-able and storable on the Crime Capture System server.

                   Images, data, and print formats, can be displayed, copied, and printed.

                   The Crime Capture System Administrator panel can be executed. All administrative functions available from the utility can be executed.

                   The Crime-Capture System server can be brought up and shut down without error.

                   Crime Capture System server parameters can be set and updated.

-------------------------------------------------------------------------------

Accepted By (Ventura County):____________________________  Date: ______________

Accepted By (ImageWare Software Inc.):___________________  Date: ______________

                             CRIME CAPTURE SYSTEM
                                CAPTURE STATION
                              ACCEPTANCE CRITERIA
                                    3 OF 9


Description:       These measurements will verify that the Capture stations
                   have been installed and are operating properly.

Objective          Capture stations should perform all functions correctly
                   and without errors or failures. The capture stations should be able to log-on to the Crime Capture System
                   Server. The capture stations should be able to display or save an image to the Crime Capture System Server and perform as outlined in the "Technical Approach" section of ImageWare's response for proposal #4799 dated 3/10/99.

Measurements       A PC should begin the boot process when powered on,
                   including memory checking and OS loading. The process should complete with Microsoft Windows NT workstation program manager displayed.

                   The capture station can access the Server and perform normal Crime Capture System functions.

                   New Booking
                        Photo capture is allowed.
                        Data input is allowed.
                        "Save record" is operational.

                   Camera is operational.

                   Pan and tilt is operational.

                   Zoom and focus is operational.

                   Photo import and photo export are operational

                   Photo exports to peripherals (printers, wrist band printers) properly.

-------------------------------------------------------------------------------

Accepted By (Ventura County):____________________________  Date: ______________

Accepted By (ImageWare Software Inc.):___________________  Date: ______________

                                 CRIME CAPTURE SYSTEM
                              INVESTIGATIVE APPLICATION
                                 ACCEPTANCE CRITERIA
                                        4 OF 9


Description:      These measurements will verify that the Crime Capture System
                  Investigative Application is operating properly.

Objective:        The PC's with Investigative Software installed should be
                  able to log-on to the Crime Capture System Server. PC's with Investigative Software installed should be able to display images and data and perform as outlined in the "Technical
                  Approach" section of ImageWare's response for proposal #4799 dated 3/10/99.

Measurements:     The investigative application should be able to access,
                  display, print, or copy images and data from the Printrak converted database.

                  "Quick search" is operational.

                  "View search results" is operational.

                  "Print search results" is operational.

                  "View record" is operational.

                  "Edit record" is operational:
                       "Edit record contents" is operational.
                       "Save record" is operational.
                       "Delete record" is operational.
                       "Print record" is operational.

                  Mugbook:
                       "Build mugbook" is operational.

                  Photo Line-up:
                       "Create photo line-up" is operational.
                       "Save line-up" is operational.

_______________________________________________________________________________


Accepted By (Ventura County): ________________________________  Date: ________

Accepted By (ImageWare Software Inc.): _______________________  Date: ________

                                 DATA CONVERSION
                               ACCEPTANCE CRITERIA
                                     5 OF 9


Description:      These measurements will verify that the data and image
                  conversion is complete.

Objective:        Printrak records have been converted to Crime Capture
                  System records and can be accessed, viewed and printed from the Crime Capture System.

Measurements:     A number of converted CCS records will be compared against the corresponding Printrak records in order to verify that the data and image have been converted properly. (This test has to be conducted in IWS offices. A member of Ventura
                  County is welcomed to oversee this test.)


_______________________________________________________________________________


Accepted By (Ventura County): ________________________________  Date: ________

Accepted By (ImageWare Software Inc.): _______________________  Date: ________

                            INTERFACE WITH VCJIS
                            ACCEPTANCE CRITERIA
                                   6 OF 9


Description:      These measurements will verify that the interface with
                  VCJIS is operating properly.

Objective:        Crime Capture System fields will be populated via file
                  transport mechanism from inmate management system (VCJIS).

Measurements:     A booking record is created is CCS upon creation of a
                  record within the VCJIS database.


______________________________________________________________________________


Accepted By (Ventura County): ________________________________  Date: ________

Accepted By (ImageWare Software Inc.): _______________________  Date: ________

                        CUSTOM API FOR IMAGE RETRIEVAL
                            ACCEPTANCE CRITERIA
                                   7 OF 9


Description:      These measurements will verify that the custom API for
                  image retrieval is operating properly.

Objective:        The API is developed and specifications are provided to
                  County.

Measurements:     Using a separate application a booking number will be
                  entered and an image will be retrieved using the API.


______________________________________________________________________________


Accepted By (Ventura County): ________________________________  Date: ________

Accepted By (ImageWare Software Inc.): _______________________  Date: ________

                                   TRAINING
                             ACCEPTANCE CRITERIA
                                    8 OF 9


Description:    These measurements will verify that training has been
                completed and that Ventura County was able to successfully simulate a full day of processing.

Objective:      All trained personnel are able to perform their normal daily function(s) on ImageWare's Crime Capture System and
                Investigative Display systems, and the photo imaging system is able to process a normal daily work load consistently and reliably without breakdowns attributed to either the hardware or software supplied by ImageWare Software, Inc. to the County of Ventura.

Measurements:   All trained personnel are able to perform their normal daily function(s) using ImageWare's supplied hardware and software.

                All data and images are stored on the Crime Capture System
                Server.

                All data and images can be retrieved, displayed, or exported to peripherals printers.

------------------------------------------------------------------------------


Accepted By (Ventura County):                                Date:
                             --------------------------------     ------------

Accepted By (ImageWare Software Inc.):                       Date:
                                      -----------------------     ------------

                                 FINAL ACCEPTANCE
                                      9 OF 9

Description:    This verifies that all the software and hardware has been
                tested and accepted.

Objective:      The software and hardware will be fully operational with no significant disruptions.

Measurements:   Final Acceptance will be deemed to have occurred if the
                software and hardware is fully operational with no significant disruptions for 30 days.


------------------------------------------------------------------------------

Accepted By (Ventura County):                             Date:
                             -----------------------------     ---------------

Accepted By (Ventura County):                             Date:
                             -----------------------------     ---------------

Accepted By (ImageWare Software Inc.)                     Date:
                                     ---------------------     ---------------

Accepted By (ImageWare Software Inc.)                     Date:
                                     ---------------------     ---------------

==============================================================================


COUNTY OF VENTURA                                                 SHERIFF
   CALIFORNIA                                                  VENTURA COUNTY
      LOGO                                                          LOGO


                              COUNTY OF VENTURA


                           GENERAL SERVICES AGENCY
                           FACILITIES AND MATERIALS
                             PURCHASING SERVICES
                             800 VICTORIA AVENUE
                            VENTURA CA 93009-3120

                             REQUEST FOR PROPOSAL

                                    #4799

                                     FOR


                             PHOTO IMAGING SYSTEM


                    Design, Construction and Implementation
                            for Sheriff's Department



                               February 1, 1999

                                   COUNTY OF VENTURA
                               REQUEST FOR PROPOSAL #4799
                                         for
                          SHERIFF'S DEPARTMENT PHOTO IMAGING SYSTEM --
                            Design, Construction and Implementation

                                     SECTION 1.0
                           GENERAL INFORMATION AND SCOPE OF WORK

1.1     INTRODUCTION
        THE COUNTY OF VENTURA (HEREINAFTER REFERRED TO AS COUNTY) INVITES YOUR ORGANIZATION TO SUBMIT A WRITTEN PROPOSAL TO PROVIDE DESIGN, CONSTRUCTION, IMPLEMENTATION AND RELATED SERVICES FOR A NEW PHOTO IMAGING SYSTEM FOR THE SHERIFF'S DEPARTMENT, WHICH WILL REPLACE OUR EXISTING SYSTEM. PROPOSALS SHALL BE DUE NO LATER THAN 4:00 P.M. ON THURSDAY, MARCH 11, 1999. MANDATORY PRE-PROPOSAL CONFERENCE IS SCHEDULED FOR FEBRUARY 19, 1999.

        The County will receive proposals from firms having specific experience and qualifications in the Photo Imaging arena. For consideration proposals for the project must contain evidence of the offeror's experience and abilities in the specified area and other disciplines directly related to the proposed services. All offerors shall provide profiles and resumes of the staff to be assigned to the project. Offerors should have demonstrated ability, within the past three years, in at least two comparable jurisdictions with a population of at least 150,000.

        Due to the nature of the equipment and the necessary interfacing that is required, the County is seeking a vendor who can provide and install a turnkey system including all software, hardware, labor, materials and coordination between all agencies. HOWEVER, OFFERORS ARE ADVISED THAT THE COUNTY MAY ELECT TO AWARD SEPARATE CONTRACTS FOR EACH COMPONENT, OR PURCHASE HARDWARE/EQUIPMENT IN THE OPEN MARKET, IF IT IS IN THE BEST INTEREST OF THE COUNTY TO DO SO.

        The desired completion period from date of "notice to proceed" is 90 days, including legacy photo file conversion and training. This does not include the 60 (sixty) day shake down period.

        The following areas have been identified as justification for prompting the Ventura County Sheriff's Department, in cooperation with the other local law enforcement agencies, to consider upgrading or replacing the current system.

        -     Not Year-2000 compliant.

        -     Outdated hardware architecture.

        -     Current system does not provide for an on-line back-up solution.

        - Not compatible with most drivers (i.e., printers, video cards) on the market.

1.2     PRE-PROPOSAL CONFERENCE

        A MANDATORY PRE-PROPOSAL CONFERENCE AND JOB-WALK WILL BE HELD AT 9:30 A.M. ON FRIDAY, FEBRUARY 19, 1999. VENDORS SHALL MEET AT THE VENTURA COUNTY GOVERNMENT CENTER, SERVICE COMPLEX, PURCHASING SERVICES, 800 SOUTH VICTORIA AVENUE, VENTURA, CALIFORNIA. (SEE EXHIBIT 'A', GOVERNMENT CENTER MAP TO LOCATE THE SERVICE COMPLEX.) THE PURPOSE OF THIS CONFERENCE IS TO CLARIFY THE COUNTY'S NEEDS AND TO ANSWER QUESTIONS RELATING TO THE REQUEST FOR PROPOSAL (RFP) REQUIREMENTS.

1.3     BACKGROUND

        In 1993, a committee was formed to study and formulate a strategy to purchase a Photo Imaging System. The proposal for installing this new, state-of-the-art Photo Imaging System was adopted with system implementation in 1995. The system executes on a host server located in the Sheriff's Department Emergency Operations Center networked to other local law enforcement agencies within Ventura County. Since implementation, a total of 12 retrieval stations and 9 capture stations have been installed at the following sites:


AGENCY                      LOCATION                 TYPE OF SITE           MISC. REMARKS
--------------------------------------------------------------------------------------------
Ventura County              Sheriff's Computer       Application Server     None
Sheriff's Department        Room
--------------------------------------------------------------------------------------------
Ventura County              Sheriff's Computer       Host Server            None
Sheriff's Department        Room
--------------------------------------------------------------------------------------------
Ventura County              Pre-Trial Detention      Capture Station        None
Sheriff's Department        Facility/Men's
                            Booking
--------------------------------------------------------------------------------------------
Ventura County              Pre-Trial Detention      Capture Station        None
Sheriff's Department        Facility/Women's
                            Booking
--------------------------------------------------------------------------------------------


                                     Page 2

--------------------------------------------------------------------------------------------
Ventura County              Sheriff's Records/       Capture Station        None
Sheriff's Department        West County
--------------------------------------------------------------------------------------------
Ventura County              Todd Road Jail           Capture Station        None
Sheriff's Department
--------------------------------------------------------------------------------------------
Ventura County              Fast County Jail         Capture Station        None
Sheriff's Department
--------------------------------------------------------------------------------------------
Simi Valley PD              City of Simi Valley      Capture Station        None
--------------------------------------------------------------------------------------------
Port Hueneme PD             City of Port Hueneme     Capture Station        None
--------------------------------------------------------------------------------------------
Ventura County              District Attorney's      Retrieval Station      None
District Attorney           Office
--------------------------------------------------------------------------------------------
Ventura County              West County              Retrieval Station      None
Sheriff's Department        Detectives
--------------------------------------------------------------------------------------------
Ventura County              Pre-Trial Detention      Retrieval Station      None
Sheriff's Department        Facilities/Central       (Armband)
                            Inmate Records
--------------------------------------------------------------------------------------------
Ventura County              East County/             Retrieval Station      None
Sheriff's Department        Detectives
--------------------------------------------------------------------------------------------
Ventura County              East County/Gangs        Retrieval Station      None
Sheriff's Department
--------------------------------------------------------------------------------------------
Camarillo PD                City of Camarillo        Retrieval Station      None
--------------------------------------------------------------------------------------------
Ventura PD                  City of Ventura          Retrieval Station      None
--------------------------------------------------------------------------------------------
Fillmore PD                 City of Ventura          Retrieval Station      None
--------------------------------------------------------------------------------------------
Oxnard PD                   City of Oxnard           Retrieval Station      None
--------------------------------------------------------------------------------------------
Ventura County              Honor Farm               Retrieval Station      None
Sheriff's Department
--------------------------------------------------------------------------------------------
Santa Paula PD              City of Santa Paula      Retrieval Station      None
--------------------------------------------------------------------------------------------
Ojai PD                     City of Ojai             Retrieval Station      None
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

1.4    PHOTO IMAGING SYSTEM PHASES OVERVIEW

       The proposed Photo Imaging System will incorporate the areas for improvement listed in Section 1.1 above, as well as the overall needs established by the Ventura County Sheriff's Department and the other Law Enforcement Agencies they serve.

       This overview is to define the development phases and major deliverables that are expected in the development of the new Photo Imaging System. This overview will serve as the basis for the project statement of work. The major deliverables, and others defined by the vendor, will be tied directly to the project schedule and subsequently reflected in the payment schedule. The proposed development will include:

           a)   Project Planning
           b)   Detailed Design
           c)   Construction
           d)   Documentation and Training
           e)   User Acceptance Testing
           f)   60 day Final Acceptance Test/Implementation
           g)   Data Conversion

                a) PROJECT PLANNING
                The successful offerors will define the individual tasks, dates, hours, and resources associated with this project. The vendor will meet with representatives from the Ventura
                County Sheriff's Department Information Services Bureau and the Ventura County Information Systems Department to plan and coordinate the implementation of the new Photo Imaging System. The objectives, risks, constraints, assumptions and controls (Change Control Management) will be identified and documented by the vendor and approved by the County Project Manager. The Critical Success Factors will be developed by the vendor and approved by the Project Manager that will be used to measure acceptable performance and completion of selected tasks and milestones.

                Successful Offeror will be required to submit written semi-weekly reports to the Ventura County Project Manager or his representative. The report will cover the progress of work being performed, milestones attained, resources expended, problems encountered and corrective action taken.

                b) DETAILED DESIGN
                The vendor will define the overall design of the networked Photo Imaging System with the approval of the County Project Manager.

                c) CONSTRUCTION
                The functional prototype will be constructed and reviewed by the users. Any changes and modifications will be identified and earlier phases revisited as necessary to incorporate these changes. Conversion programs will be developed in accordance with a Conversion Plan that the vendor will produce and must be approved by the County Project Manager. Performance engineering will be applied where needed to maintain response time expectations. The vendor will perform testing to the satisfaction of the County. Lastly, the vendor will make the functional prototype operational (ready for acceptance testing) and provide documentation as to how they propose to implement the system (i.e. parallel approach to current system). Vendor will document all change and modification requests and continue to apply change control management.

                d) DOCUMENTATION AND TRAINING
                Vendor will finalize user manual, system manual, on-line help text, and user training documentation. Written documentation will be professionally prepared and reproduced. Vendor will conduct user training; 'train the trainer' and systems training.

                e) USER ACCEPTANCE TESTING
                Vendor will load system with test cases as outlined by the Project Manager. This will be a combination of electronically converted data and manually entered data. The vendor will exercise test scripts and validate results against predetermined results. Vendor will obtain user acceptance via the County Project Manager before continuing. Once accepted by the user, the operational system will be ready for interfacing and testing.

                f) FINAL ACCEPTANCE TEST/IMPLEMENTATION
                The vendor will load converted production data. This will be a combination of electronically converted data and some manually entered data. Vendor will exercise Implementation Plan and begin Final Acceptance Test for a 60-day period. The vendor will obtain final user acceptance through the County Project Manager.

                g) PHOTO (DATA) CONVERSION
                The project scope shall also include photo image conversion (convert existing images to a common format) and conversion of a proprietary database containing demographic data into an 'open architecture' RDBMS. These requirements should include the overall Conversion strategy and detailed specifications to complete this process. Detail specifications will be provided at the Pre-Proposal Conference.


1.5     ACTION DATES

        The following is an outline of the anticipated schedule for the proposal review and contract award. Schedule is subject to change:

        Issue RFP                 February 1, 1999
        Offeror Conference        February 19, 1999
        Proposals Due             March 11, 1999
        Evaluation-award          April-May
        Start Work                May 1999

1.6     QUESTIONS REGARDING RFP

        All questions concerning this Proposal may be directed to Rosa Ceniceros, Principal Buyer, at (805) 654-5133.

                                     SECTION 2.0
                 INSTRUCTIONS TO OFFERORS/RULES GOVERNING COMPETITION

2.1     EXAMINATION OF THE REQUEST FOR PROPOSAL

        Offerors should carefully examine the entire RFP, any addenda thereto, and all related materials and data referenced herein or otherwise available to offeror.

        Offeror shall be presumed to be familiar with all specifications and requirements of this RFP. The failure or omission to examine any form, instrument or document shall in no way relieve offerors from any obligation with respect to this proposal.

2.2     PROPOSAL VALIDITY

        Proposals submitted hereunder shall be firm for 150 calendar days from the due date unless otherwise qualified.

2.3     PROPOSAL CONTENT/FORMAT

        To be considered responsive, proposals should address all items identified in this section.

        Please note: Some items require that the offeror provide a detailed response and/or attachments. Failure to provide a complete response may be grounds for rejection of proposal.

        Furthermore, proposals should be prepared in such a way as to provide a straightforward and concise discussion of the offeror's ability to provide a system that can best satisfy the requirements herein and the needs of the County and other local Ventura County law enforcement agencies. Elaborate or unnecessarily lengthy documents are discouraged.

        Emphasis should be concentrated on conformance to the RFP instructions, responsiveness to the RFP requirements and on completeness and clarity of content.

        In order to facilitate evaluation and comparison, proposals should be submitted in the format described in this section. Format instructions must be adhered to; all requirements and requests for information in the proposal must be responded to; all requested data must be supplied. Failure to comply with this requirement may be cause for rejection.

        Answer on 8-1/2 x 11" sheets. Assemble your proposal in the following order. Proposals should be numbered in a manner, of the offeror's own choosing, that allows for easy reference. Submit 1 (one) original and 8 (eight) copies of your proposal. To conserve resources we ask that proposals be duplexed when possible.

        a.     COVER LETTER/SIGNATURE ON PROPOSAL

               A cover letter, which shall be considered an integral part of the proposal, shall be signed by individual(s) who is/are authorized to bind offeror(s) contractually. The signature(s) must indicate the classification or position that the individual(s) hold in the firm.

               The cover letter shall designate a person or persons who may be contacted during the period of evaluation with questions or contract issues. Include name(s), title, address and telephone number.

        b.     COMPANY PROFILE AND QUALIFICATIONS

               Offerors shall state full name and address of offerors organization. Include the address of any local branch office(s) that will be directly responsible for servicing this account. This should include the following facilities: headquarters, sales, technical (service), and billing.

               Provide a brief overview of your company's background. Indicate the number of years your firm has been providing, designing and/or supporting the type of service and/or equipment proposed hereunder. Indicate the number of Photo Mug-shot installations your firm has successfully implemented (nationwide) in the last three years and/or the number of projects involving detailed requirements analysis. Indicate that number of installations for service population over 150,000.

        c.     PERSONNEL QUALIFICATIONS

               1. Identify technical/engineering staff that will be assigned to the County. Include resume.

               2. Provide a resume detailing the experience, level of expertise and qualifications of the Project Manager and those individuals who will directly support and be involved in meeting the day to day requirements of the County.

               3. Identify other key personnel and their position within the organization.

            4. If you plan to sub-contract work, you must indicate the name and address of each firm and the type of work or tasks they will perform. Identify the personnel to be assigned, their position, qualifications and representative experience.

     d.     FINANCIAL STATEMENT

            Offerors must provide a current financial statement or latest annual report. Offerors shall make a definitive statement regarding their financial ability to perform the requirements hereunder.

     e.     REFERENCES

            Please indicate the names and addresses of five recent customers for whom you have or are providing similar services as proposed hereunder. Preferably those using the version of the application software and operating system you are proposing. Indicate the date the system was installed. Use the following format:

            Feel free to add more references and categories.


            Name, Address     Development                              Hardware/Software
            Contact, Title    Language or       Database Software      environment of
            Phone Number      Tools used        used (RDBMS)           clients & servers(s)
            --------------    -----------       -----------------      --------------------

     f.     PROPOSER UNDERSTANDING

            Offerors may include an understanding of the County's needs or any other information deemed necessary which may not be required in any other section of the RFP.

     g.     TECHNICAL APPROACH

            Offeror's response shall state on a point-by-point basis whether proposal is in compliance with the specifications/requirements of the RFP (Appendix "A"). Address each item in the order given, identify each response by item number. Submit a full explanation of, and justification for, any exemptions or deviations.

            Offerors are encouraged to include technical materials (e.g., product data sheets, equipment specification summaries, and equipment configuration diagrams) that support their technical approach and are appropriate to respond fully to the questions in the RFP.

     h.     SOFTWARE SUMMARY

            Provide a list of the software modules, with associated version/release numbers, proposed to satisfy the functional requirements. This list must include any utility or operating system software required. If the proposing vendor is not the author of the software, the proposal must provide the full name of the manufacturing software vendor and the commercial name of the package. The proposal must list the bid price for each software package proposed.

            1.     SOFTWARE OPTIONS

                   In addition to the software required to satisfy the functional requirements, the proposal should provide a list of and bid price for any supplemental software that the vendor recommends to more fully satisfy the functional objective and requirements specified herein.

            2.     SOFTWARE WARRANTIES

                   Indicate length and scope of software warranties.

            3.     SOURCE CODE

                   Offerors shall make a definitive statement regarding the availability of software source code. (i.e., third party escrow agreement)

            4.     SOFTWARE ONGOING MAINTENANCE AND SUPPORT

                   Outline software maintenance plan options, coverage, policies and terms. For telephone support/consultation services indicate hours available. Where more than one software maintenance contract level of service is available, please explain the options fully and recommend the option most appropriate for the Sheriff's Department.

                   The proposal must clearly indicate when the maintenance contract begins and any software warranty period ends.

     i.     HARDWARE SUMMARY

            Because the design/configuration of each offeror's system determines their associated hardware/equipment requirements, the County is requiring that proposals provide accurate sizing of critical system components. Offeror shall describe the hardware platform, storage, and equipment requirements for host computers and workstation or client computers.

               Indicate the extent to which each major component, including but not limited to system RAM and disk, can be expanded to provide additional capacity without the necessity to upgrade. Please note also at what point system upgrades are necessary and associated incrementals.

               1.   HARDWARE WARRANTIES
                    At minimum, for hardware/equipment, standard warranties from equipment manufacturer(s) should be identified and extended to the County.

               2.   HARDWARE EXTENDED MAINTENANCE
                    Outline hardware maintenance plan options, coverage, policies and terms. For telephone support/consultation services indicate hours available. Where more than one hardware maintenance contract level of service is available, please explain the options fully and recommend the option most appropriate for the Sheriff's Department.

                    The proposal must clearly indicate when the maintenance contract begins and any hardware warranty period ends.

               3.   SITE PREPARATION
                    If the hardware/equipment to be installed requires special environmental considerations, Contractor shall provide site preparation specifications.

       J.      DATA CONVERSION SERVICES

               Discuss your capabilities and conversion plan.

       K.      SYSTEM DOCUMENTATION

               The proposal must provide a brief description of all documentation and manuals to be furnished to the County. This list should include documentation for the hardware, application programs, vendor packages, and training manuals. It must indicate the date the users' guides and training materials for the software were last updated and whether this documentation corresponds to the version of the software proposed for delivery.

       L.      TRAINING

               Provide a complete outline of your proposed training program for system users and operations staff for optimum system utilization. Address both initial and ongoing training, including special training for on-site modifications of the system (or portions thereof), user data base management, and security.

               The training plans should include course content, length of time required, and ratio of hands-on practice to lecture time. Indicate clearly whether initial training is available at County's site or only at the offeror's and any limits to the number of staff that can be trained under the plan. On-going vendor training programs should also be described and priced.

       M.      IMPLEMENTATION SCHEDULE

               The proposal must provide a detailed implementation schedule, including a timetable for the complete implementation of the system at the various sites. The schedule shall begin with date of contract award and shall include but is not limited to, planning, design, hardware installation, software installation, initial training, data conversion, interface program development, user acceptance testing period, and final estimated "live date" for the total system.

               Describe the approach you plan to use in implementing the Photo Imaging System. Show major milestones as they relate to the approach/plan. Indicate your ability to meet the County's 90 day project time frame.

       N.      COMPLIANCE WITH TERMS AND CONDITIONS

               Offeror's response shall state on a POINT-BY-POINT basis whether proposal is in compliance with the TERMS AND CONDITIONS in Section 3 of this proposal.

               Address each item in the order given, identify each response by item number. Submit a full explanation of, and justification for, any exemptions or deviations.

        O.     COST PROPOSAL SUMMARY

               In this section, the offeror shall provide costing information for the entire project - design, construction, implementation. All Costs are to be stated as "fixed price" amounts. All "other costs" must be detailed.

               Service components (i.e. design, project management, installation, etc.) should be itemized by personnel, projected hours and duration of assignment or task.

               No additional charges (e.g., for transportation, out-of-pocket expenses, etc.) will be allowed unless so specified herein.

               Proposals must provide a summary of costs for all items of expense to the County including the following:

               * Project Management

               * Software (show cost for each package)

               * Hardware

               * Installation

               * Training

               * Conversion, and interface programming

               * Documentation

               * Other costs (please specify)

               * Annual Extended Maintenance for Hardware

               * Software maintenance costs

               * Payment/Performance Bond

               * Other recurring costs (please specify)

               Do not include tax. Hardware/equipment pricing should be on an F.O.B. Destination basis.

        P.     PAYMENT TERMS

               The County requires a payment schedule based on performance of specific and measurable deliverables. Customary terms are Net 30 for work performed. The County will require a holdback of 25% of the contract monies until final acceptance and sign-off of project. Offerors shall indicate their proposed payment terms and identify and document critical success factors used to measure deliverables and acceptable performance.

2.4     SUBMITTAL DEADLINE

        Completed proposals should be sealed and clearly marked "Request for Proposal #4799, for Sheriff's Department Photo Imaging System," and must be delivered no later than 4:00 p.m. on Thursday, March 11, 1999 to:

        County of Ventura Purchasing Services
        Government Center, Service Complex
        800 S. Victoria Avenue
        Ventura, CA 93009-3120

        Please submit one original and eight (8) copies of the proposal.

        Offerors may withdraw their proposals, at any time prior to the due date and time, by submitting notification of withdrawal signed by the offeror's authorized agent.

        Proposals can not be changed or modified after the date and time designated for receipt.

2.5     COSTS INCURRED IN RESPONDING

        The County of Ventura will not pay any costs incurred in proposal preparation, presentation, demonstration or negotiation, nor does it commit to procure or contract for any services. All costs of proposal preparation shall be borne by the offeror. It is understood that all proposals, inquiries, and correspondence relating to this RFP and all reports, charts, displays, schedules, exhibits, and other documentation will become the property of the County of Ventura when received by the County and may be considered public information under applicable law. The County assumes no liability for any costs incurred by offerors throughout the entire selection process.

2.6     AMENDMENTS

        If it becomes evident that this RFP has to be amended, a formal amendment will be issued to all prospective offerors. If necessary, a new proposal due date will be established.

        Oral communication from the County concerning the RFP is not binding on the County and shall in no way excuse the successful offeror of obligations set forth in this RFP.

2.7     CONFIDENTIAL AND PROPRIETARY DATA

        All materials received relative to this RFP will be kept confidential, until such time, an award is made or the RFP is cancelled, at which time all materials received will be made available to the public.

        If any part of the proposal is proprietary or confidential, the offeror must so identify and so state; however, any information that must be used by the evaluation team to aid in system selection cannot be restricted from the public.

2.8     PROPOSAL REVIEW AND EVALUATION

        a.     VALIDATION

               Proposals will be checked for the information required to conform with this RFP. Absence of required information may be cause for rejection.

        b.     EVALUATION

               The successful offeror shall be chosen in accordance with, but not limited to, the following criteria:

               1.     PROVEN PERFORMANCE

                      The offeror's background, experience, and stability of their firm will be assessed. The evaluation will focus on the firm's record of successful service and support to accounts of comparable size and environment. The ability of the offeror will be evaluated in terms of product resources, technical resources, staffing, staff experience and facilities.

                      Client references will be contacted and their responses will become a part of the award review process.

               2.     SUPPORT

                      Emphasis will be placed on the ability of the offeror to service and support the needs of the County. Organizational structure, staffing plan and offeror's method for meeting the requirements of this RFP in the most efficient manner will be an important consideration.

               3.     REQUIREMENT/SPECIFICATIONS

                      The ability to meet the product specifications outlined herein.

               4.     PRICE PERFORMANCE

                      Price is considered secondary to the above factors for award in determining the most advantageous proposal being offered to the County. Price will be evaluated by a price analysis, which is defined as price reasonableness for work performed. Price will be a factor when proposals ranked under the above factors are considered acceptable and fall within a competitive range.

2.9     PRESENTATIONS

        Offerors may be invited to make oral presentations to County and City personnel. Due to the time frames associated with the RFP response, offerors should be prepared to make oral presentations on short notice. The offeror's representative(s) attending the oral presentation should be qualified to respond to questions related to system planning, design, construction and implementation.

2.10    SITE VISITS

        The County reserves the right to schedule site visits to offeror's facilities or a current operational site in order to assess the capability and ability of the offeror to fulfill the contract.

2.11    ADDITIONAL INFORMATION

        If during the evaluation process, the County is unable to determine an offeror's ability to perform, the County has the option of requesting any additional information which the County deems necessary to determine the offeror's ability. The offeror will be notified and permitted five working days to comply with any such request.

2.12    ERRORS/DEFECTS IN PROPOSALS

        If discrepancies between sections or other errors are found in a proposal, the County may reject the proposal; however, the County may, at its sole option, correct any arithmetical errors in price.

        The County may waive any immaterial deviation or defect in a proposal. The County's waiver of an immaterial deviation or defect shall in no way modify the RFP documents or excuse the offeror from full compliance with the RFP requirements, if awarded a contract.

2.13    AWARD

        Award will be by means of a written agreement with the successful offeror. Award will be made to the offeror(s) whose proposal is the most advantageous to the County from the standpoint of quality, service, previous experience, price, ability to deliver or for any other reason deemed by the purchasing agent to be determined in the best interest of the County and as such will not be determined by price alone.

        The final award of a contract is subject to approval by the Ventura County R.A.N. Board and the Ventura County Board of Supervisors. The awarding of the contract is subject to approval as well as the availability of funds.

        While the County intends to enter a contract for these services, it will not be bound to do so. The County reserves the right to reject any or all proposals.

        The County shall be the sole judge of the successful offers hereunder. The County reserves the right to award a contract to other than the offeror submitting the lowest total price and to negotiate with any or all offerors. Offerors are advised that it is possible that an award may be made without discussion or any contact concerning the proposals received. Accordingly, proposals should contain the most favorable terms from a price and technical standpoint, which the vendor can submit to the County. DO NOT ASSUME that you will be contacted or afforded an opportunity to clarify, discuss, or revise your proposal.

                               SECTION 3.0
                     GENERAL TERMS AND CONDITIONS

The County will require certain contractual obligations. These include, but are not limited to the following:

3.1       REGULATION COMPLIANCE

          All items supplied shall comply with all Federal, State and other laws relative thereto. Contractor further agrees that the goods quoted comply with all applicable Federal and State Occupational Safety and Health Laws, Standards and Regulations, and that the seller will indemnify and hold the buyer harmless for any failure to so conform.

          All equipment and accessories shall conform to the standards of the National Electrical Manufacturers Association (NEMA), Underwriters Laboratories, Inc. (UL) or the local electrical testing station.

3.2       PERFORMANCE BOND

          Performance and payment bonds are required. The bonds shall be for 50% of the final contract price. The required bonds must be received at Ventura County Purchasing Services within ten (10) consecutive days of receipt of purchase order. See Exhibit "B" for bond requirements.

3.3       RESPONSIBILITY OF PROPOSER

          The Contractor shall, prior to start of any work awarded hereby, secure at Contractor's own expense all persons, employees and equipment required to perform the contract requirements.

          Contractor will be held fully responsible for performance of subcontractors.

3.4       CONDITIONS FOR ACCEPTANCE

          Contractor must demonstrate to the satisfaction of the County, that the software/hardware delivered and installed meets all of the manufacturers' published performance specifications.

          INSTALLATION shall be confirmed through performance tests mutually agreed to by both parties as being adequate for this purpose. Upon completion of performance tests the County will begin ACCEPTANCE TESTING.

          Acceptance testing is intended to ensure that the system components provided hereunder operate in substantial accord with Manufacturer's and/or Contractor's technical specifications, adequately perform as warranted by Contractor, and evidences a satisfactory level of performance reliability, prior to its acceptance by the County. Formal sign-off of acceptance of a system component will take place after 60 (sixty) days of error free processing.

          System components shall not be accepted by the County and no final charges associated with such system shall be paid by the County until the system has satisfactorily completed the acceptance tests.

          Prior to acceptance hereunder Contractor shall deliver software documentation and user manuals and hardware/equipment user and operating manuals.

3.5       COMMITMENTS, WARRANTY AND REPRESENTATIONS

          The proposal submitted in response to this RFP will be included as part of the final contract.

          Proposers are cautioned that if a contract is awarded as a result of this procurement process, any written commitment by an proposer within the scope of this procurement shall be binding upon the proposer whether or not incorporated into a contract document. Failure of the vendor to fulfill any such commitment shall render the proposer liable for liquated or other damages due the County under the terms of the Contract. For the purpose of this procurement, a commitment by a proposer includes:

          Any warranty or representation made by proposer in a proposal as to hardware or software performance, any other physical design, functional characteristic or items described in any literature, descriptions, drawings, or specifications accompanying or referred to in a proposal.

          Any modification of, or affirmation or representation as to the above, which is made by a proposer in or during the course of negotiation.

          Any representation by a proposer in a proposal, supporting document, or negotiations subsequent thereto as to services to be performed, regardless of the fact that the duration of such commitment may exceed the duration of the contract.

3.6       PERFORMANCE PERIOD

          The Contractor shall perform/deliver the products and/or services on or before the Completion Date specified in their response. TIME IS OF THE ESSENCE IN THIS CONTRACT.

3.7  WARRANTIES

     Notwithstanding the manufacturer's system warranties as applicable, Contractor shall warrant and represent that:

     a. the Software/Hardware and Services supplied hereunder will perform substantially in accordance with its published specifications and documentation for a period of one (1) year from the date the County accepts such items. During such warranty period, all software repairs or deficiencies noted by the County shall be reported to the Contractor for resolution. Such repairs/deficiencies shall be corrected by Contractor without any charge whatsoever to the County and within a reasonable period of time.

     b. it has title to the Software, that may be provided under this contract, and/or the authority to grant licenses to use the third party software.

     c. its work hereunder shall be of professional quality and performed consistent with generally accepted industry standards.

     d. there exists no actual or potential conflict of interest concerning the Services to be performed under this agreement. Contractor represents that performance under this agreement does not require the breach of any agreement or obligation to keep in confidence the proprietary information of another party.

     e. the hardware/software supplied hereunder shall provide fault-free performance and fault-free result in the processing date and date related data (including, but not limited to calculating, comparing and sequencing) of any hardware, software and firmware products delivered by Contractor and services provided under this contract, individually or in combination, as the case may be from the effective date of this contract. Also, the supplier warrants the year 2000 calculations will be recognized and accommodated and will not in any way, result in hardware, software or firmware failure. The County, at its sole option, may require the Contractor, at any time, to demonstrate the procedures it intends to follow in order to comply with all the obligations contained herein.

          The obligations contained herein apply to products provided by the Contractor, its sub-contractor or any third party involved in the creation of the products to be delivered to the County under this contract. Failure to comply with any of the obligations contained herein, may result in the

          County availing itself of all its rights under the law and under this contract including, but not limited to, its rights pertaining to termination or default.

          The warranties contained herein are separate and discrete from any other warranties specified in this contract, and are not subject to any disclaimer or warranty or limitation of the suppliers liability which may be specified in this contract, its appendices, its schedules, its annexes or any document incorporated in this contract by reference. Y2K compliance problems shall not be considered an act of God.

3.8  SITE PREPARATION

     a. If the system to be installed requires special environmental considerations, Contractor shall provide site preparation
          specifications for system listed in Exhibit   within a reasonable
          time upon request by the County, unless such specifications have been included in the Contractor's proposal. These specifications shall be in such detail as to ensure that the system, if installed according to these specifications, shall operate efficiently, from an environmental point of view and properly from a functional point of view.

     b.   The County may prepare a site plan showing the location of each
          item of system listed in Exhibit   and detailing the associated
          electrical power and environmental control facilities. If requested, the Contractor will review and comment on the adequacy of the County's plan, and shall be permitted free access to the site for this purpose.

          Alternatively, the Contractor may prepare the site plan, and will be permitted free access to the site for this purpose.

     c. The County will cause the site to be prepared in accordance with the Contractor's written minimum site and environmental specifications, unless the Contractor has agreed to be responsible for such site preparation, on or before the Facility Readiness Date
          specified in Exhibit    .

     d. Any subsequent alterations or modifications to the site which are directly attributable to incomplete or erroneous specifications provided by the Contractor and which involve additional expense shall be made at the expense of the Contractor, to the extent that such costs would not have been incurred had the complete and/or correct specifications been initially provided.

3.9   PATENT AND COPYRIGHT PROTECTION

      The Contractor, at is own expense, shall defend any action brought against the County to the extent that such action is based upon a claim that the hardware/software or "system" supplied by the Contractor, or the operation of such system pursuant to a current version of Contractor-supplied operating software, infringes a United States patent or copyright.

      The Contractor shall pay those costs and damages finally awarded against the County in any such action. Such defense and payment shall be conditioned on the following:

      a. That the Contractor shall be notified within a reasonable time in writing by the County of any notice of such claim; and,

      b. That the Contractor shall have the sole control of the defense of any action on such claim and all negotiations for its settlement or compromise.

      Should the system, or the operation thereof, become, or in the Contractor's opinion are likely to become, the subject of a claim of infringement of a United States patent or copyright, the County shall permit the Contractor at its option and expense either to procure for the County the right to continue using the system, or to replace or modify the same so that they become non-infringing.

      If, in the sole opinion of the County, the return of such infringing system makes the retention of other items of system acquired from the Contractor under this contract impractical, the County shall then have the option of terminating the contract, or applicable portions thereof, without penalty or termination charge. The Contractor agrees to take back such system and refund any sums the County has paid Contractor less any reasonable amount for use or damage. Such indemnity by the Contractor as to use of such system shall not apply to any infringement arising out of the use or in combination with other items where such infringement would not have occurred in the normal use for which the system was developed.

3.10  RIGHTS IN DATA

      The title to all original written material including programs and other programming documentation originated and prepared pursuant to this contract shall belong exclusively to the COUNTY OF VENTURA. No documents prepared pursuant to this agreement or any modification thereof will be copyrighted by the Contractor or by the County.

3.11  TITLE TO EQUIPMENT

      Title to the EQUIPMENT (IF ORDERED HEREUNDER) shall remain in the Contractor until such time as the full purchase price and applicable taxes are paid to the Contractor.

3.12  FORCE MAJEURE

      Except for defaults of subcontractors, neither party shall be responsible for delays or failures in performance resulting from acts beyond the control of the offending party.

      Such acts shall include but shall not be limited to acts of God, fire, flood, earthquake, other natural disaster, nuclear accident, strike, lockout, riot, freight embargo, public regulated utility, or governmental statutes or regulations superimposed after the fact.

      If a delay or failure in performance by the Contractor arises out of a default of its subcontractor, and if such default arises out of causes beyond the control of both the Contractor and subcontractor, and without the fault or negligence of either of them, the Contractor shall not be liable for damages of such delay or failure, unless the supplies or services to be furnished by the subcontractor were obtainable from other sources in sufficient time to permit the Contractor to meet the required performance schedule.

3.13  INDEMNIFICATION/HOLD HARMLESS

      The Contractor will indemnify, defend and hold harmless the County of Ventura, its officers, agents, employees or representatives from all liability for any loss, damage, or injury to persons or property arising from or related to the performance of this agreement, including without limitation all consequential damages and attorney's fees, resulting from the Contractor's wrongful, reckless or negligent performance hereunder.

3.14  INSURANCE PROVISIONS

      A. CONTRACTOR, at its sole cost and expense, will obtain and maintain in full force during the term of this contract the following types of insurance:

          1. Commercial General Liability "occurrence" coverage in the minimum amount of $1,000,000 combined single limit (CSL) bodily injury & property damage each occurrence and $2,000,000 aggregate, including personal injury, broad form property damage, products/completed operations, broad form blanket contractual and $100,000 fire legal liability.

        2. Commercial Automobile Liability coverage in the minimum amount of $1,000,000 CSI, bodily injury & property damage, including owned, non-owned, and hired automobiles. Also to include
            Uninsured/Underinsured Motorists coverage in the minimum amount of $100,000 when there are owned vehicles.

        3. Workers' Compensation coverage, in full compliance with California statutory requirements, for all employees of CONTRACTOR and Employer's Liability in the minimum amount of $1,000,000.

   B. All insurance required will be primary coverage as respects COUNTY and any insurance or self-insurance maintained by COUNTY will be excess of CONTRACTOR'S insurance coverage and will not contribute to it.

   C. COUNTY is to be notified immediately if any aggregate insurance limit is exceeded. Additional coverage must be purchased to meet requirements.

   D. The County of Ventura, Its Boards, Agencies, Departments, Offices, Employees, Agents, and Volunteers are to be named as Additional Insured as respects work done by CONTRACTOR under the terms of this contract on all policies required (except Workers' Compensation).

   E. Contractor agrees to waive all rights of subrogation against the County of Ventura, Its Boards, Agencies, Departments, Officers, Employees, Agents and Volunteers for losses arising from work performed by Contractor under the terms of this contract.

   F. Policies will not be canceled, non-renewed or reduced in scope of coverage until after sixty (60) days written notice has been given to the County of Ventura, Risk Management Division.

   G. CONTRACTOR agrees to provide COUNTY with the following insurance documents on or before the effective date of this contract.

        1.  Certificates of Insurance for all required coverage.

        2.  Additional Insured endorsements.

        3.  60 Days Notice Cancellation Clause endorsement.

        Failure to provide these documents will be grounds for immediate termination or suspension of this contract.

3.15  NON-APPROPRIATION OF FUNDS

      County's obligation hereunder will be limited to the funds appropriated by the Board of Supervisors for this purpose for each fiscal year in which this contract is in effect. In the event that the Board of Supervisors fails to so appropriate said funds, County's obligation hereunder will terminate at the end of the fiscal year for which funds were appropriated or at the end of the contract term, which ever occurs first.

3.16  TAXES

      The County is exempt from Federal excise taxes and no payment shall be made for any personal property taxes levied on the Contractor or on any taxes levied on employee wages. The County will only pay for any State or local sales or use taxes on the services rendered or equipment, parts supplied into the County pursuant to this contract.

3.17  INDEPENDENT CONTRACTOR

      No relationship of employer and employee is created by this contract, it being understood that Contractor is an independent contractor, and neither Contractor nor any of the persons performing services for Contractor pursuant to this contract, whether said person be member, partner, employee, subcontractor, or otherwise, will have any claim under this contract or otherwise against County for sick leave, vacation pay, retirement benefits, social security, workers' compensation, disability, unemployment insurance benefits, or employee benefits of any kind.

      It is further understood and agreed by the parties hereto that, except as provided in this contract, Contractor in the performance of its obligation hereunder is subject to the control or direction of County merely as to the result to be accomplished by the services hereunder agreed to be rendered and performed and not as to the means and methods for accomplishing the results.

      If, in the performance of this contract, any third persons are employed by Contractor, such persons will be entirely and exclusively under direction, supervision and control of Contractor. All terms of employment, including hours, wages, working conditions, discipline, hiring and discharging or any other terms of employment or requirements of law, will be determined by Contractor, and County will have no right or authority over such persons or the terms of such employment, except as provided in this contract.

      The Contractor will comply with all of the provisions of the Worker's

      Compensation Insurance and Safety Acts of the State of California, the applicable provisions of Division 4 and 5 of the California Labor Code and all amendments, thereto; and all similar State and Federal acts or laws applicable; and will indemnify and hold harmless the County of Ventura from and against all claims, demands, payments, suits, actions, proceedings and judgements of every nature and description, including attorney's fees and costs, presented, brought or recovered against the County of Ventura, for or on account of any liability under any of said Acts which may be incurred by reasons of any work to be performed under this Contract.

3.18  CONTRACT MONITORING

      The County shall have the right to review the work being performed by the Contractor under this contract at any time during County's usual working hours. Review, checking, approval or other action by the County shall not relieve Contractor of Contractor's responsibility for the accuracy and completeness of the work performed under this contract. This contract shall be administered by the County's contract administrator or his/her authorized representative.

3.19  EQUAL OPPORTUNITY

      Contractor will not discriminate against any employee, or against any applicant for such employment because of age, race, color, religion, physical handicap, ancestry, gender or national origin. This provision shall include, but not be limited to, the following: employment, upgrading, demotion, or transfer, recruitment or recruitment advertising, layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship.

3.20  INVESTIGATION AND RESEARCH

      Contractor by investigation and research has acquired reasonable knowledge of all conditions affecting the work to be done and labor and material needed, and the execution of this contract is to be based upon such investigation and research, and not upon any representation made by the County or any of its officers, agents or employees, except as provided herein.

3.21  TERMINATION

      Upon termination or other expiration of this contract, each party will assist the other party in the orderly termination of the contract and the transfer of all assets, tangible and intangible, as may facilitate the orderly, non-disrupted business continuation of each party. Prior to the expiration of this contract, this contract may be terminated for the convenience of both parties by mutual consent.

      The County may terminate this contract under the provisions of, "Rights and Remedies of County for Default" paragraph.

3.22  CHANGES/ALTERATIONS

      County may from time to time require changes in the scope of the services required hereunder. Such changes, including any increase or decrease in the amount of Contractor's compensation which are mutually agreed upon by and between County and Contractor, shall be effective when incorporated in written amendments to this contract.

3.23  CONFIDENTIALITY

      Any reports, information, data, statistics, forms, procedures, systems, studies and any other communication or form of knowledge given to or prepared or assembled by Contractor under this contract which County requests to be kept as confidential shall not be made available to any individual or organization by Contractor without the prior written approval of the County except as authorized by law.

3.24  RIGHTS AND REMEDIES OF COUNTY FOR DEFAULT

      a. In the event any equipment, software, or service furnished by the Contractor in the performance of this contract should fail to conform to the specifications therefor, the County may reject the same, and it shall thereupon become the duty of the Contractor to reclaim and remove the same forthwith, without expense to the County, and immediately to replace all such rejected equipment, software, or service with others conforming to such specifications; provided that should the Contractor fail, neglect or refuse to do so the County shall thereupon have the right to purchase in the open market, in lieu thereof, a corresponding quantity of any such equipment, software, or service and to deduct from any moneys due or that may thereafter become due to the Contractor the difference between the price named in this contract and the actual cost thereof to the County.

      b. In the event the Contractor shall fail to make prompt delivery as specified of any equipment, software, or service, the same conditions as to the rights of the County to purchase in the open market and to reimbursement set forth above shall apply, except as otherwise provided, i.e. "Force Majeure".

      c. In the event of the cancellation of this contract either in whole or in part, by reason of the default or breach thereof by the Contractor, any loss or damage sustained by the County, including liquidated damages, in procuring any equipment, software or service which the Contractor therein agreed to supply shall be borne and paid for by the Contractor.

         d. The rights and remedies of the County provided above shall not be exclusive and are in addition to any other rights and remedies provided by law or under the contract.

3.25  GOVERNING LAW

      The validity of this contract and any of its terms or provisions, as well as the rights and duties of the parties under this contract, will be construed pursuant to and in accordance with the laws of the State of California.

3.26  SEVERABILITY OF CONTRACT

      If any term of this contract is held by a court of competent jurisdiction to be void or unenforceable, the remainder of the contract terms will remain in full force and effect and will not be affected.

3.27  CUMULATIVE REMEDIES

      The exercise or failure to exercise of legal rights and remedies by the County of Ventura in the event of any default or breach hereunder will not constitute a waiver or forfeiture of any other rights and remedies, and will be without prejudice to the enforcement of any other right or remedy available by law or authorized by this contract.

3.28  ASSIGNMENT

      Contractor shall not assign this contract or any portion thereof without prior written approval from the County. Any attempted assignment without such prior consent may be cause for immediate termination.

3.29  TERMINATION OF CONTRACT

      In the event of termination under this paragraph, Contractor shall be paid for all work provided to the date of termination, as long as such work meets the terms and conditions of this agreement. On completion or termination of this agreement, County shall be entitled to immediate possession of and Contractor shall furnish all computations, correspondence and other pertinent data gathered or computed by Contractor specifically for the services required hereunder prior to such termination.

      Contractor hereby expressly waives any and all claims for damages or compensation arising under this Agreement except as set forth in this paragraph in the event of such termination.

      The right of termination belonging to the County of Ventura may be exercised without prejudice to any other remedy which it may be entitled at law or under this agreement.

      Upon termination or other expiration of this contract, each party will assist the other party in the orderly termination of the contract and the transfer of all assets, tangible and intangible, as may facilitate the orderly, non-disrupted business continuation of each party.

      The County at its sole option may terminate this agreement upon thirty
      (30) days written notice with or without cause.

                         Appendix "A"

             New Photo Imaging System Requirements

PLATFORMS AND ARCHITECTURE

1. The new system shall conform to Ventura County Information System Department's and Ventura County Sheriff's Information Bureau's platforms and architecture requirements. (CURRENT HARDWARE, SOFTWARE, DATA, AND NETWORK ENVIRONMENTS(S) WILL BE DISCUSSED AT THE BIDDER'S CONFERENCE).
2.  System shall be "open architecture", non-proprietary.
3.  System shall be "Year 2000" compliant.
4. System's capture stations shall be NT 4.0: the retrieval stations shall be NT 4.0 and WIN '95 compatible.
5.  System shall have the ability to network preferably using Ethernet/TCP/IP.
6. System shall have API (Application Programmers Interface) tools for interface with County Systems. System shall be API capable and work with PowerBuilder.

DETENTION SERVICES

1. System shall have the capability of being able to interface with the current and future Inmate Management System using API tools.
2. System shall have the capability of being able to capture color mug-shot photographs during booking process and providing print out on booking sheets as well as to provide a photograph on inmate armbands.
3. System shall interface with the demographics and photo imaging files with current and future Inmate Management Systems and D.B.I. fingerprint system.

PHOTO SPECIFIC REQUIREMENTS

1. The system shall be "USER FRIENDLY". Minimizing the steps necessary in preparing six-pack or larger photo line-ups.
2.  Photographs shall be in JPEG format.
3. System shall be capable of being able to reduce or enlarge photographs while keeping the original photo file intact.
4. System shall conform to all California Department of Justice (DOJ), Federal and NIST Standards for mug-shot photographs.
5.  System shall accept existing photographs (through data conversion).
6. System shall be capable of creating color or black and white six-pack photographic line-ups.
7. We would like the system to have the capability of being able to view multiple mug-shots at one time when selecting candidates for six-pack line-ups, rather than having to go back and forth selecting one candidate at a time.

8. System shall have the capability of being able to print out an individual color or black and white photograph while displaying a six-pack or displaying a full page of photographs.

9. System shall have the ability to print out a photograph without demographic descriptors or with descriptors that include but not limited to Name, DOB, Booking #, B1# (Bureau of Identification Number), HEIGHT, WEIGHT, HAIR COLOR, AND EYE COLOR.
10. System shall be capable of creating "Attempt to Locate" and "Wanted Persons" posters.
11. System shall have the ability to modify templates (by "USER") for "Attempt to Locate" or "Wanted Posters" that reflects each Agencies own individual identification (Department's name, Chief's name etc.)
12. We would like the system to have the capability of being able to securely E-mail photographs over the Internet.
13. We would like the system to have the capability of being able to export photo images to internal or external networks, or other outside communication links including CAL-PHOTO and MOBILE DATA terminals.
14. We would like the system to have the ability for the "USER" to out and past photographs without changing the original photographic file.
15. System shall have the ability to easily compress photo image files for transmission across radio and or cellular frequencies without degradation.
16. System shall have the capability of being able to capture photographs of tatoos, marks, scars, or any other identifying characteristics.
17. We would like the system to have the capability of being able to import additional information via TWAIN (i.e. weapons, vehicles, or residences.)
18. System shall have the ability to print out single color or black and white photographs on 8-1/2 x 11-inch paper.

COMPOSITE SOFTWARE SPECIFIC

1. System shall include Composite software or allow for interface to Composite Software.
2. Composite software shall be capable of creating photo realistic composites of suspects.
3. System shall have capability of being able to search composite of suspects to photo image database.
4. Composite software shall have capability of being able to build composites that may be viewed and printed in black and white or full color and to accurately depict skin, hair, lip and eye colors or shape.
5. Composite software shall allow for imaging enhancement and editing program for updating old photos, and enhancements of surveillance videos.
6. Composite image program shall have capability of being able to add or remove facial hair, hats, glasses, or temporary facial wounds.
7. System shall have capability of being able to accept captured video, digital and scanned images.

8. System shall include or allow for an interface to some type of Vehicle I.D. system. System shall provide that the vehicle database of this system have the capability of being able to search vehicles by feature, text or V.I.N. (Vehicle Identification Number). The system shall also accurately depict vehicles, colors, and display views of vehicles from various angles, including front, rear, side and three-quarter views.

SEARCH ENGINES

1. The new Photo Imaging System shall have a search engine capable but not limited of searching by: B1 #, NAME, AKA, MONIKER, PHYSICAL DESCRIPTION INCLUDING BUT NOT LIMITED TO HEIGHT, WEIGHT, EYE COLOR, HAIR COLOR, TATTOOS, MARKS AND SCARS.
2. We would like the new system to be able to search by: residence and business address, and residence and business phone numbers.
3. The new Photo Imaging System shall have the ability to query and print out photographs of gang members by their specific gang.
4. The system shall have the capability to interface with CAL-GANG and the future CAL-PHOTO system and be compatible with CAL-PHOTO standards.
5. The new Photo Imaging System shall have the ability to search for tattoos by their description.
6. We would like the system to have the capability to search tattoos by location on a person's body, and whether the tattoo has been identified as 'street gang', 'prison gang', or 'hate groups'.

PRINTER SPECIFIC REQUIREMENTS

1. The new photo imaging system shall have the ability to print out black and white or color photographs using a variety of printers, including but not limited to those printers commonly referred to as 'Bubble Jet', 'Ink-Jet', 'Laser', and or other generic plain paper printers.

MISCELLANEOUS REQUIREMENTS

1. The system shall have the ability to integrate photographs and or information with other outside systems such as CAl-GANG and CAL-PHOTO (future).
2. Capture stations shall have the capability to locally store and forward during times of temporary network interruptions.
3. The server and work stations shall have remote 'boot/reboot' capability for diagnostics.

HARDWARE ISSUES

1. All present capture and retrieval stations, remote and local, are to be installed at their current sites. The retrieval sites shall have the capability of being upgraded to capture stations at some future date.

2. Vendor shall properly configure and install all Photo Imaging Systems at the direction of the Project Manager or his designee.
3. All capture stations will be standardized with respect to uniformed and evenly dispersed lighting so all photographs maintain Federal, State and NIST standards.

                                 Exhibit "A"

                          GOVERNMENT CENTER COMPLEX

                                    [MAP]

                                Exhibit "B"

                               County of Ventura

                                 CONTRACT BONDS


Before execution of the contract by the County, the Bidder shall file with the County surety bonds satisfactory to the County in the amounts and for the purposes noted below. Bonds shall be duly executed by a responsible corporate Surety, authorized to issue such bonds in the State of California and secured through an authorized agent with an office in California. The Bidder shall pay all bond premiums, costs, and incidentals.

Each bond shall be signed by both the Bidder and Surety and the signature of the authorized agent of the Surety shall be notarized.

The Bidder shall provide two good and sufficient surety bonds. The "Payment Bond" (Material and Labor Bond) shall be for not less than 100% of the contract price, to satisfy claims of material suppliers and of mechanics and laborers employed by it on the work. The bond shall be maintained by the Contractor in full force and effect until the work is accepted by the County, and until all claims for materials and labor are paid, and shall otherwise comply with the Civil Code.

The "Performance Bond" shall be for 100% of the contract price to guarantee faithful performance of all work, within the time prescribed, in a manner satisfactory to the County, and that all materials and workmanship will be free from original or developed defects.

Should any bond become insufficient, the Contractor shall renew the bond within 10 days after receiving notice from the County.

Should any Surety at any time be unsatisfactory to the County, notice will be given to the contractor to that effect. No further payments shall be deemed due or will be made under the contract until a new Surety shall qualify and be accepted by the County.

Changes in the work, or extensions of time, made pursuant to the contract, shall in no way release the Contractor or Surety from their obligations. Notice of such changes or extensions shall be waived by the Surety.

The bonding company's Attorney-in-Fact shall have a power-of-attorney filed with the Ventura County Clerk. The County Clerk charges a $2 fee for filing the power-of-attorney. An acknowledgement by a Notary Public that the person signing the bond is an Attorney-in-Fact for the bonding company shall be attached to each bond.

The Materials and wages bond must remain in effect until the expiration of six months after the period in which verified claims may be filed as provided in Section 1192.1 of the code of Civil Procedure, and the performance bond must be paid up and in effect for one year after the acceptance of the job by the County.

                                                           Bond No.______


                                 SURETY BOND
                            PERFORMANCE AND PAYMENT


      Whereas, the Board of Supervisors of the County of Ventura, State of California, hereinafter called "Agency," and ______ ______ ______ ______ ______ ____________, hereinafter called "Principal" have enter into a contract whereby principal agrees to install and complete certain designated work, which said contract dated __________, 19__ and identified as project _ ____ ______ ______, is hereby referred to and made a part hereof; and

      Whereas, said principal is required under the terms of said contract to furnish a bond for the faithful performance of said contract.

      Now, therefore, we the principal and the undersigned, as corporate surety, are held and firmly bound unto Agency in the penal sum of ______ ______ _______ ______ ______ Dollars ($ ______ ______) lawful money of the
United States, for the payment of which sum well and truly to be made, we bind ourselves, our heirs, successors, executors and administrators, jointly and severally, firmly by those presents.

      The condition of this obligation is such that if the above bounded principal, his heirs, executors, administrators, successors or assigns, will in all things stand to and abide by, and well and truly keep and perform the covenants, conditions and provisions in the said contract and any alteration thereof made as therein provided on his or their part, to be kept and performed at the time and in the manner therein specified, and in all respects according to their true intent and meaning, and will indemnify and save harmless Agency, its officers, agents and employees, and therein stipulated, then this obligation will become null and void; otherwise it will be and remain in full force and effect.

      As a part if the obligation secured hereby and in addition to the face amount specified therefore, there will be included costs and reasonable expenses and fees, including reasonable attorney's fees, included by Agency in successfully enforcing this obligation and, in the event Agency is the prevailing party in a separate suit brought against Principal upon said contract, incurred by agency in such separate suit, all to be taxed as costs or awarded as damages, as appropriate, and included in any judgment rendered in a suit brought upon this bond.

      And, whereas, under the terms of said contract, principal is required before entering upon the performance of the work, to file a good and sufficient payment bond with the Agency to secure the claims to which reference is made in Title 15 (commencing with Section 3082) of Part 4 of Division 3 of the Civil Code of the State of California.

      Now, therefore, said principal and the undersigned, as corporate surety, are held firmly bound unto the Agency and all contractors, subcontractors, laborers, materialmen and other persons employed in the performance of the aforesaid contract and referred to in the aforesaid Civil Code in the like sum of ______ ______ _______ ______ ______ Dollars ($
_____________) for materials furnished or labor thereon of any kind, or for amounts due under the Unemployment Act with respect to such work or labor, or for any amounts required to be deducted, withheld and paid over to the Franchise Tax Board from wages of employees of the contractor and his subcontractors pursuant to Section 18806 of the Revenue and Taxation Code, that said surety will pay the same in an amount not exceeding the amount herein above set forth, and also in case suit is brought upon this bond, will pay, in addition to the face amount thereof, costs and reasonable expenses and fees, including reasonable attorney's fees, incurred by Agency in successfully enforcing such obligation, to be awarded and fixed by the court, and to be taxed as costs and to be included in the judgment herein rendered.

      It is hereby expressly stipulated and agreed that this bond will insure to the benefit of any and all persons, companies and corporations entitled to file claims under Title 15 (commencing with Section 3082) of Part 4 of Division 3 of the Civil Code, so as to give a right of action to them or their assigns in any suit brought upon this bond.

      Should this condition of this bond be fully performed, then this obligation will become null and void, otherwise, it will be and remain in full force and effect.

                                                                    Surety Bond
                                                        Performance and Payment
                                                                         Page 2


     The surety hereby stipulates and agrees that no change, extension of time, alteration or addition to the terms of said contract or the plans and specifications accompanying the same will in any manner affect its obligation on this bond, and it does hereby waive notice of any such change, extension, alteration of addition.

     In witness whereof, this instrument has been duly executed by the principal and surely above named on __________ ____ 19__ _______.


THIS IS TO CERTIFY THAT THE ABOVE SURETY INSURER HAS BEEN
CERTIFIED AS SUCH; THAT THE CERTIFICATE OF AUTHORITY TO THE
ATTORNEY-IN-FACT IS OF RECORD IN THIS OFFICE, AND HAS NOT
BEEN SURRENDERED, REVOKED, CANCELED, ANNULLED OR SUSPENDED.

Richard D. Dean, County Clerk


By_____________________________
        Deputy County Clerk


Date:__________________________


                                          INDICATE COMPLETE ADDRESS OF SURETY TO
                                          WHICH CORRESPONDENCE CONCERNING THIS
                                          BOND SHOULD BE DIRECTED.


_______________________________           ______________________________________
(Name of Principal)                                             (Name of Surety)


By_____________________________


Title _________________________


                                          By____________________________________
                                                              (Attorney-in-Fact)

                                          Address_______________________________


                                          City__________________________________


                                          Telephone No.___________Zip Code______

Exhibit G

                                VENTURA COUNTY

                               TABLE OF CONTENTS
                               -----------------



COVER LETTER ________________________________________________________________  5

COMPANY PROFILE & QUALIFICATIONS ____________________________________________  6

  ImageWare History _________________________________________________________  7

  C.R.I.M.E.S. Suite of Law Enforcement Products ____________________________  8

    SUSPECT ID -TM- _________________________________________________________  8

    CRIME LAB -TM- __________________________________________________________  8

    VEHICLE ID -TM- _________________________________________________________  9

    FACE ID -TM- ____________________________________________________________  9

    CRIME CAPTURE SYSTEM -TM- _______________________________________________  9

  Milestones ________________________________________________________________ 10

  Notable Customers _________________________________________________________ 10

PERSONNEL QUALIFICATIONS ____________________________________________________ 10

  ImageWare Executives ______________________________________________________ 10

  Key Project Staff _________________________________________________________ 11

FINANCIAL STATEMENT _________________________________________________________ 18

REFERENCES __________________________________________________________________ 25

    ARIZONA DEPARTMENT OF PUBLIC SAFETY _____________________________________ 25

    LOS ANGELES COUNTY, CITY OF LAKEWOOD ____________________________________ 29

    NEW YORK CITY POLICE DEPARTMENT _________________________________________ 32

    HENEPIN COUNTY SHERIFF'S OFFICE (MINNEAPOLIS) ___________________________ 32

    PIERCE COUNTY, WA _______________________________________________________ 32

  Reference Contacts ________________________________________________________ 34

  Other C.R.I.M.E.S. References _____________________________________________ 35

PROPOSER UNDERSTANDING ______________________________________________________ 36

RESPONSE TO                      COUNTY OF VENTURA                      07/27/99
RFP # 4799                      PHOTO IMAGING SYSTEM


    CENTRAL SERVER __________________________________________________________ 37

    CAPTURE STATIONS ________________________________________________________ 38

    INVESTIGATIVE WORKSTATION _______________________________________________ 40

TECHNICAL APPROACH __________________________________________________________ 42

  Platforms and Architecture ________________________________________________ 42

  Detention Services ________________________________________________________ 43

  Photo Specific Requirements _______________________________________________ 43

  Composite Software Specific _______________________________________________ 47

  Search Engines ____________________________________________________________ 48

  Printer Specific Requirements _____________________________________________ 49

  Miscellaneous Requirements ________________________________________________ 49

  Hardware Issues ___________________________________________________________ 49

  Software Summary __________________________________________________________ 51

  Software Warranties _______________________________________________________ 51

  Source Code _______________________________________________________________ 51

  Software On-Going Maintenance and Support _________________________________ 51

Hardware Summary ____________________________________________________________ 52

  Hardware Warranties _______________________________________________________ 53

  Hardware Maintenance ______________________________________________________ 54

  Site Preparation __________________________________________________________ 54

Data Conversion Services ____________________________________________________ 55

System Documentation ________________________________________________________ 55

Training ____________________________________________________________________ 55

    CRIME CAPTURE SYSTEM TRAINING ONLINE ____________________________________ 55

Implementation Schedule _____________________________________________________ 56

  Approach to Project _______________________________________________________ 57

Compliance with Terms and Conditions ________________________________________ 60


IMAGEWARE SOFTWARE, INC.                2                     PHONE 619-673-8600
10883 THORNMINT ROAD                                            FAX 619-673-1770
SAN DIEGO, CA 92127

  3.1 Regulation Compliance _________________________________________________ 60

  3.2 Performance Bond ______________________________________________________ 60

  3.3 Responsibility of Proposer ____________________________________________ 60

  3.4 Conditions For Acceptance _____________________________________________ 60

  3.5 Commitments, Warranty and Representations _____________________________ 61

  3.6 Performance Period ____________________________________________________ 61

  3.7 Warranties ____________________________________________________________ 61

  3.8 Site Preparation ______________________________________________________ 61

  3.9 Patent and Copyright Protection _______________________________________ 62

  3.10 Rights in Data _______________________________________________________ 62

  3.11 Title to Equipment ___________________________________________________ 62

  3.12 Force Majeure ________________________________________________________ 62

  3.13 Indemnification/Hold Harmless ________________________________________ 62

  3.14 Insurance Provisions _________________________________________________ 62

  3.15 Non-Appropriation of Funds ___________________________________________ 62

  3.16 Taxes ________________________________________________________________ 63

  3.17 Independent Contractor _______________________________________________ 63

  3.18 Contract Monitoring __________________________________________________ 63

  3.19 Equal Opportunity ____________________________________________________ 63

  3.20 Investigation and Research ___________________________________________ 63

  3.21 Termination __________________________________________________________ 63

  3.22 Changes/Alterations __________________________________________________ 63

  3.23 Confidentiality ______________________________________________________ 63

  3.24 Rights and Remedies of County of Default _____________________________ 64

  3.25 Governing Law ________________________________________________________ 64

  3.26 Severability of Contract _____________________________________________ 64

  3.27 Cumulative Remedies __________________________________________________ 64

  3.28 Assignment ___________________________________________________________ 64

  3.29 Termination of Contract ______________________________________________ 64

Cost Proposal Summary 'Exhibit A' ___________________________________________ 65

ASSUMPTIONS & RFP EXCEPTIONS ________________________________________________ 66

COVER LETTER

[LOGO]

ImageWare Software, Inc.
10883 Thornmint Rd.
San Diego, CA 92127


County of Ventura
General Services Agent
Purchasing Services
800 Victoria Avenue
Ventura, CA 93009-3120


March 10, 1999


To: County of Ventura/Purchasing Services,

ImageWare Software, Inc. (IWS) is very pleased to be able to offer the Crime Capture System-Registered Trademark- (CCS) in response to the Ventura County RFP # 4799. Your interest in our company is appreciated and is a reflection that our diligent work in developing state-of-the-art law enforcement software is making a difference.

This past year has been a very successful one for both our company and our clients. The state-wide photo imaging installation in Arizona is being highly praised for its efficiency and effectiveness. As a direct result of our efforts in Arizona, we have been awarded the booking contract for Las Vegas Metro Police. In addition, we are less than thirty days away from funding a $10,000,000 equity from a group of institutional investors led by J.P. Morgan.

We would be extremely pleased if the County of Ventura were to select our product and Company as the one to carry them forward. We are confident that our system will meet your needs and provide an easier path for expansion into the future.

If you have any questions pertaining to this proposal or contract you may contact myself at 619-673-8600 or Erik Carlgren, the project manager, at the same number. We look forward to a successful conclusion to this opportunity and a long term relationship with the County of Ventura.


Sincerely,



Jim Miller
President & CEO
ImageWare Software, Inc.

COMPANY PROFILE & QUALIFICATIONS


ImageWare Software, Inc. a San Diego, California based company is a leader and innovator in the emerging technology of PC-based digital imaging, with its primary focus on law enforcement software. Our corporate offices are at the following address. This same address is also used for sales, technical services and billing.

              IMAGEWARE SOFTWARE, INC.
              10883 Thornmint Road
              San Diego, CA 92127

              Phone: 619-673-8600, 800-842-4199
              FAX:   619-673-1770

ImageWare has, through its efforts, gained respect within the Law Enforcement area and is quickly being recognized as a leader in the handling of large mugshot databases as well as the powerful investigative software that runs them. We were recently awarded a contract by the State of Arizona and the system is meeting all of its expectations. The Arizona Department of Public Safety enjoys a powerful network of photo and data information, with extremely limited down time. It seamlessly interfaces with several disparate systems and provides a smooth and synchronized data flow throughout. Very recently, in partnership with NEC and PRC/Litton, IWS was awarded the digital imaging contract for Las Vegas Metro PD.

One year ago ImageWare acquired XImage Corporation, a San Jose, California based company also specializing in law enforcement software. XImage Corporation is a company strong in the installation and management of very large booking installations. The company has developed its products using Sun SPARC servers and workstations on a UNIX operating system. It's flagship installation is New York City Police Department as well as Henepin County,
MN (Minneapolis), Indianapolis PD and Portland Police Bureau. The NYC system, spans 76 precincts in 5 boroughs, including 100 capture stations and redundant central servers. XImage/ImageWare has a large customer support staff with 24 hours a day, 7 days a week availability. A highly skilled technical representative currently resides in Minneapolis, MN.

ImageWare and XImage combined to form a company that is strong, technically proficient, and leading the way in the development of tools for the law enforcement industry. The skills of one company compliment those of the other. The strengths and experience of XImage will enable the new company to bypass many pitfalls, during the introduction of new Windows based products under the expertise of ImageWare. This merger, combined with the recent financial backing of J.P. Morgan ensures the highest quality products and services for many years to come.

CCS runs on the Microsoft Windows operating system, specifically Windows 95, 98 and Windows NT 4.0. We configure systems using all IBM components, ensuring our customers of state-of-the-art architecture, durability, reliability. By teaming with IBM as a business partner, ImageWare can and does offer the highest quality PC products, systems software, and customer service available. PC platforms being used include multiple Pentium Pro processor servers, redundant servers, Xeon processors and Pentium II capture and investigate workstations. In many cases, current hardware can be utilized and hardware may be purchased off existing County contracts.

Support is handled on a 24/7 basis with our support offices being in San Diego. There is a one hour call back response time and 24 hour on-site response time. Faster on-site response times can be negotiated. Servers and workstation software can be maintained remotely using sophisticated IBM Netfinity Management software. If a server goes down, it does not effect the capture workstations. All capture stations have the ability to store data and images locally until the server is back on-line.

IWS core products are Crime Capture System (CCS), and Face ID -Registered Trademark- (FID). CCS is a powerful flexible and easy to use digital booking, identification and retrieval system. Face ID -Registered Trademark- is a state-of-the-art facial recognition and retrieval program that is re-defining what a mugshot database is capable of. Face ID -Registered Trademark-integrates with both ImageWare's and Ximage's booking systems, giving the company a very distinct, and unique product line.

The proposed Crime Capture System (Digital Booking System) is one of five modules in a suite called C.R.I.M.E.S. The other modules are Suspect
ID -Registered Trademark-, a photo-realistic composite program, Crime
Lab -Registered Trademark-, a fundamental enhancement and editing program, Vehicle ID -Registered Trademark-, a photo-based vehicle searching program, and Face ID -Registered Trademark-.

IMAGEWARE HISTORY

Incorporated in 1987, ImageWare initially focused on the entertainment industry. The company's patented imaging technology was first used in photo imaging kiosks at theme parks and tourist attractions in the U.S., Canada, Mexico, Japan and the United Kingdom. The kiosks produced People Postcards!-Registered Trademark- by superimposing customers' images onto amusing or picturesque backgrounds.

At the 1992 COMDEX Show, ImageWare introduced its first retail product, ImageWizard -Registered Trademark-. At the show, the revolutionary image manipulation and processing program was nominated one of the "Best New Software Programs" of the year. ImageWizard was the first application to incorporate multiple image objects for fast and easy image enhancement and editing. In early 1994, ImageWare released a companion program to ImageWizard called MorphWizard -Registered Trademark-. A powerful morphing application, MorphWizard allows users to manipulate and force transformations between multiple images. Both ImageWizard and MorphWizard sold domestically and in Japan through Canon Sales Co.

Concurrent with the release of MorphWizard, ImageWare shifted its focus from the entertainment and retail markets to the institutional law enforcement areas. The C.R.I.M.E.S. (Crime Reduction, Image Management and Enhancement System), software suite was unveiled in October 1994.

Since 1994, ImageWare has placed software in over 650 law enforcement agencies around the country and internationally. Currently, there are over 100 departments using either XImage or ImageWare mug photo systems, with more coming on-line every day.

C.R.I.M.E.S. SUITE OF LAW ENFORCEMENT PRODUCTS

          C.R.I.M.E.S. is a modular family of affordable, easy-to-use software applications that aid law enforcement with the criminal investigative process. Currently there are five Windows -TM- based C.R.I.M.E.S. modules; Suspect ID, Crime Lab, Vehicle ID, Face ID and the Crime Capture System. The multiple module system is fully integrated so information entered into one module is reflected in all others, thus eliminating the time and expense required to interface programs designed by different software companies.

Suspect ID -Registered Trademark-

          Suspect ID is the composite module of the C.R.I.M.E.S. software family. Using an online cognitive interview process, officers, witnesses and victims can accurately create full-color, photo-realistic suspect composites within minutes. The digital composites are constructed from catalogs of facial features. The catalogs are comprised of actual photographs, not hand-drawn sketches, so composites from Suspect ID look like people, not like pencil sketches.

          The Suspect ID module was designed specifically for use by law enforcement agencies. Even officers with little or no computer knowledge or artistic talent can complete a suspect composite simply by pointing and clicking with a mouse. Suspect ID is a standard PC-based software application that can be installed on a laptop computer and taken into the field, allowing officers to conduct interviews before the witnesses' and victims' memories fade. For rapid identification, officers can distribute completed composites within minutes via radio, fax or e-mail.


CRIME LAB -Registered Trademark-

          The second module of the C.R.I.M.E.S. family, Crime Lab, is a sophisticated image enhancement and editing program used to fulfill a host of investigative imaging needs such as updating old photos, creating non-prejudicial line-ups, removing distracting backgrounds and enhancing surveillance videos. Crime Lab interfaces with each of the modules to provide enhanced capability to each.

VEHICLE ID-TM-

      Vehicle ID is a revolutionary photo-based software program that helps officers quickly identify and disseminate vehicle information for the purpose of locating a stolen car or a vehicle involved in a crime. Vehicle ID's comprehensive database of over 1,000 vehicles can be searched by features, description, or VIN (Vehicle Identification Number). To ensure a more accurate identification, vehicles matching the query description can be viewed from front, rear, side or three quarter angles. The program also includes a custom paint shop for depicting the exact color of the vehicle. A color copy of the suspect vehicle can then be produced and immediately broadcast, printed or faxed to officers in the field to quickly apprehend suspected criminals.

      Information from NICB's (National Insurance Crime Bureau) VINassist-TM-program has been incorporated into Vehicle ID, enabling officers to obtain images of vehicles based on VIN translation codes. This feature helps officers identify stolen vehicles in cases of switched VINs.

FACE ID-TM-

       Face ID is a state-of-the-art facial recognition and retrieval program that helps officers positively identify both unknown suspects and criminals with multiple aliases. Suspect images that have been captured on a surveillance video, suspect composite or photograph can be searched against any digital database of faces. The search returns a group of images whose facial characteristics closely resemble that of the search photograph. This feature can also be used at the time of booking to immediately identify criminals with multiple aliases. Face ID saves the officer tremendous amounts of time when scanning through large databases. The ability to key in text data descriptors in addition to the facial search makes searching large databases possible.

CRIME CAPTURE SYSTEM-TM-

      Crime Capture System is a flexible, easy-to-use, and affordable digital imaging solution for automated capture, storage and retrieval of booking images and related information. The Crime Capture System utilizes off-the-shelf hardware that complies with open industry standards and easily integrates with an agency's records or AFIS system (Automated Fingerprint Identification System). Utilizing client/server architecture, the Crime Capture System can operate on an array of systems ranging from a stand-alone PC to a wide area network.

San Diego based ImageWare Software, Inc. is privately held.

MILESTONES

There are currently:

    - over 3.5 million arrestees that have been booked using ImageWare systems throughout North America

    - over 4.5 million images stored on ImageWare systems worldwide

    - over 150,000 lineups that have been created on ImageWare systems

    - over 100,000 people booked in the first 4 months of operation using the New York City PD ImageWare system

    - over 1 million images stored in the state of Florida on ImageWare systems

    - over 800,000 images stored in the state of Washington on ImageWare systems &

    - over 434,000 bookings stored on the Orange County, Florida ImageWare system.

NOTABLE CUSTOMERS

- Las Vegas Metro PD                - Dakota County
- Indianapolis PD                   - Orange County
- King County (Seattle)             - Clackamas County
- Multnomah County (Portland)       - Marion County
- Sonoma County                     - Yolo County

PERSONNEL QUALIFICATIONS

IMAGEWARE EXECUTIVES

S. JAMES MILLER, JR., CHAIRMAN & CEO

      Mr. Miller came to ImageWare in 1990 after 11 years at Oak Industries, Inc. Most recently a Senior Vice President for the publicly traded company, Mr. Miller also served as Chief Legal Officer, Chief Administrative Officer and President of the company's Far East manufacturing subsidiaries. At Oak Industries, Mr. Miller's responsibilities included business acquisitions, divestitures and financing. He also headed the negotiation of technology licensing arrangements. Mr. Miller holds a J.D. in Law (WITH HONORS) from the University of San Diego School of Law, and a B.A. in History and Economics (SUMMA CUM LAUDE) from the University of California at San Diego.

WAYNE G. WETHERELL, VICE PRESIDENT OF FINANCE & CFO

     Prior to becoming ImageWare's Vice President of Finance and CFO, Mr. Wetherell served in a similar capacity at Bilstein Corporation of America (a subsidiary of the Krupp

Group) for nearly five years. Before joining Bilstein, he spent 10 years with Oak Industries, Inc., where he served in various capacities, including Director of Finance and Director of Financial Planning and Analysis. His responsibilities included management reporting, financial and strategic planning, and business development. Mr. Wetherell holds a M.S. in Finance and a B.S. in Management from San Diego State University.

PAUL J. DEVERMANN, VICE PRESIDENT OF SALES & BUSINESS DEVELOPMENT
    Prior to joining ImageWare in 1996, Mr. Devermann was the Managing Director and Founding Partner of InTra-International Trade & Transactions, an international consulting and trading company specializing in facilitating business transactions between the U.S. and Japan. Prior to that, Mr. Devermann held the position of Senior Vice President of the San Diego Economic Development Corporation where he was responsible for marketing and development from 1985 to 1990. Mr. Devermann spent the previous ten years with Oak Communications in various capacities of sales, sales management, marketing and business development positions. He holds a B.S. in Marketing from Northern Illinois University and a M.B.A. from the University of Puget Sound.

KEY PROJECT STAFF

Project Coordinator: ERIK CARLGREN

Telephone Number: (619) 673-8600

FAX Number: (619) 673-1770

Name                         Years With          Project Role
                              Company
-------------------     --------------------     -------------------------
JOHN CANEPA                     6               Software Developer

RENEE GUTIERREZ                 4               Documentation & Testing

TRACY TOETTCHER                 6               Training Manager

BILL IBBETSON                   6               Director of R&D

Other staff will be identified after contract award.

WILLIAM J. IBBETSON
3520 MISSION MESA WAY
SAN DIEGO, CA 92120
(619) 582-0830

================================================================================

EMPLOYMENT         IMAGEWARE SOFTWARE, INC., SAN DIEGO, CA
EXPERIENCE         MARCH 1992 TO PRESENT

                   CHIEF TECHNICAL OFFICER
                   - Responsible for all technical aspects of the company.
                   - Direct technical solutions and industry positioning of
                     products.

                   MANAGER, RESEARCH AND DEVELOPMENT
                   - Manage software development team.
                   - Design software applications and utilities.
                   - Conduct new product feasibility studies.
                   - Analyze product/project costs and schedules.

                   PHOTO IMAGING SPECIALIST
                   - Develop patented imaging technology.
                   - Design digital image algorithms.
                   - Integrate imaging technologies into software applications.

                   INDEPENDENT CONSULTANT, SAN DIEGO, CA
                   JUNE 1987 TO PRESENT

                   ADMIT 1 TECHNOLOGIES
                   - Designed and developed graphic based screensaver.
                   - Created animation and imaging for screensaver.

                   RESOURCE SUPPLY, INC.
                   - Designed accounts payable/receivable database application.
                   - Created an Inventory Control System.

PUBLICATIONS       - WROX PRESS - TECHNICAL EDITOR
                     Beginner's Guide to Visual C + +, January 1996
                   - VISUAL BASIC PROGRAMMER'S JOURNAL - CO AUTHOR
                     Animation Techniques in VB, February 1996

PATENTS            - METHOD AND APPARATUS FOR THE ELECTRONIC TRANSMISSION OF
                     AN IMAGE FROM A PHOTO KIOSK - INVENTOR
                     Patent Pending
                   - IMAGEWARE'S PATENT PORTFOLIO - TECHNICAL LIAISON
                     U.S. Patent No. 5,345,313 - Image editing system
                     U.S. Patent No. 5,469,536 - Color masking system
                     U.S. Patent No. 5,577,179 - Object layering
                     U.S. Patent No. 5,343,386 - Electronically produced
                                                 postcards

================================================================================

SPECIALIZED        - C/C+ + PROGRAMMING
SKILLS             - MICROSOFT FOUNDATION CLASSES (MFC)
                   - VISUAL BASIC PROGRAMMING
                   - RDBMS DESIGN, INTEGRATION AND MANAGEMENT
                   - DIGITAL PHOTO IMAGING MANIPULATION/ENHANCEMENT
                   - NOVELL/NT SERVER CONFIGURATION, CONNECTIVITY AND
                     ADMINISTRATION
                   - INTERNET/INTRANET APPLICATION DEVELOPMENT

EDUCATION          COLEMAN COLLEGE               COMPUTER ELECTRONICS TECHNOLOGY
                   GRADUATE 1992                 1990-1992
                   HONORS - TOP 5% OF CLASS      COMPUTER HARDWARE SPECIALIST
                   DEAN'S LIST - 3.947 GPA

ADDITIONAL         - NETSCAPE DEVELOPERS CONFERENCE
TRAINING           - MICROSOFT MFC DEVELOPERS CONFERENCE
                   - MICROSOFT INTERACTIVE MULTIMEDIA CONFERENCE

JOHN J. CANEPA

SENIOR SOFTWARE ENGINEER

SUMMARY OF EXPERIENCE

Five years experience in the imaging software industry. Senior developer for windows based law enforcement applications. Designed user interface, database search tools and data acquisition screens for digital booking and investigative applications. Worked directly with the State of Arizona in design, development and acceptance of the AZAFIS Mug Photo System.

EMPLOYMENT HISTORY

FEBRUARY 1993 TO PRESENT. SOFTWARE ENGINEER, IMAGEWARE SOFTWARE, INC.
Hired for quality assurance and software support. Moved into programming to modify existing code for product updates. Experience using VB, C++, MFC, ODBC, and SQL on Windows 3.1, Windows 95 and Windows NT. Developed data acquisition applications for in house utilities. Designed algorithm to rotate 2D raster objects in 3D using OpenGL. Senior software engineer for the development of the Crime Capture System (CCS). Experienced in developing user interface, data entry and database query application using ODBC and MFC. Developed multithreaded Windows 95/NT law enforcement investigative application for searching UNIX booking database.

OCTOBER 1991 TO NOVEMBER 1992. MARKETING MANAGER, DESIGN DRAFTING AND ENGINEERING, INC.
Designed and maintained customer contact management software and database. Managed direct marketing for the sales of CAD/CAM software.

EDUCATION

B.A. Applied Mathematics, University of California, San Diego, 1993

ERIK CARLGREN

NW SALES REPRESENTATIVE - PROJECT COORDINATOR

SUMMARY OF EXPERIENCE

Nine years experience in photo imaging, three of those in the law enforcement industry. Technically oriented in sales and account management. Oversee all phases of account development from identification of account and needs assessment to contract negotiations.

EMPLOYMENT HISTORY

MAY 1996 TO PRESENT. SALES REP./PROJECT COORDINATOR, IMAGEWARE SOFTWARE, INC. Hired originally as a sales representative for the Southeastern U.S. Currently the representative for the Northwestern territories. Also handles certain international accounts. Current responsibilities include systems design, customer relations, sales and marketing. Responsible for accounts from start to finish. Skilled in a multitude of Microsoft applications as well as graphics programs and capabilities. Pays particular attention to customers needs. Thoroughly trained in all ImageWare applications and proficient with designs of disparaging systems and interfaces. Familiar with state requirements and systems design.

OCTOBER 1992 TO APRIL 1996. TECHNICAL MANAGER, KING VISUAL TECHNOLOGY, INC. Managed the digital photo department of fast paced professional photo lab. Hired to build a digital imaging department and transition the company from a traditional photo lab to a highly technical digital photo service. Required to find a market, design, produce and print state-of-the-art digital photo prints. Very fast paced and deadline oriented structure.

JUNE 1990 TO SEPTEMBER 1992. ACCOUNT MANAGER/DESIGNER, RYAN KING RENNINGER, INC. Responsible for managing all aspects of marketing of accounts. Familiar with most design applications. Managed handling of project from design through printed piece. Wrote and designed marketing campaigns for Hecht's Co., Washington Bullets and the U.S. Navy.

EDUCATION

B.A. Printing, Rochester Institute of Technology, Rochester, NY 1990

RENEE GUTIERREZ

TECHNICAL DOCUMENTATION DEVELOPER

SUMMARY OF EXPERIENCE
Ms. Gutierrez has 8 years experience in the computer software industry. She has 7 years of documentation and user interface design experience with extensive recent experience in the usability of law enforcement software.


EMPLOYMENT HISTORY

MAY 1995 TO PRESENT. IMAGEWARE SOFTWARE, INC.
- Create software user manuals, including research, writing, and design. Test software for usability and develop hypertext On-line Help. Coordinate with clients and R&D and Marketing departments to design print reports, user interface and icons for all law enforcement applications.
- Responsible for all Webmaster duties, including design and creation of HTML pages, graphics, photo-imaging, and Web conferencing maintenance.

NOVEMBER 1994 TO PRESENT. INDEPENDENT CONTRACTOR
- CASIO, INC. - Created software user manual and On-Line Help file for Windows interface to the Casio B.O.S.S.
- ABACUS DATA SYSTEMS - Created software user manuals for Windows based legal/attorney software.
- WINDOWS LINK, INC. - Created software user manual and On-Line Help file for Windows interface to Royal and Sharp handheld organizers.
- PERSONAL RESOURCE SYSTEMS - Created software user manual and On-Line Help file for Windows Time Management software.
- EAGLE INTERNATIONAL - Created software user manual and On-Line Help file for Windows PIM.
- KINGSLEY MACHINE COMPANY - Created software user manual and On-Line Help file for Windows desktop publishing program. In addition created manual for foil stamping hardware.

NOVEMBER 1994 TO MAY 1995. STELLCOM TECHNOLOGIES
Independent Contractor. Worked as a contract Technical Writer and Quality Assurance Engineer.
- EDITPRO CORPORATION - Created software user manual and On-Line Help file for Windows program editor.
- INTUIT - Performed Quality Assurance testing on in house Windows referral program. Wrote training documentation and trained staff in use of the Partners-TM- program.

- HORIZONS TECHNOLOGY, INC. - Created documentation for CD Rom Maps software and LAN auditing software.

JULY 1993 TO OCTOBER 1994. POLARIS SOFTWARE, INC.
- Manager, Information Development. Created software user manuals, including research, writing, and design. Tested software for usability and developed hypertext On-line Help. Coordinated with Usability, Development, and Marketing departments on design and implementation.

MARCH 1991 TO JULY 1993. MIDRANGE COMPUTING
- Assistant Director Software Division. Coordinated all software sales, technical support, and marketing. Senior technical writer of software manuals. Administered technical support through diagnostics and troubleshooting. Trained and supervised technical support and sales staffs.
- Assistant Manager, Business to Business Sales. Trained and supervised staff in sales of technical manuals, software, and trade journal. Coordinated trade shows and training seminars.


EDUCATION

B.A., English, University of Arizona, AZ, 1985

FINANCIAL STATEMENT
--------------------------------------------------------------------------------

IWS has included financial statements from 1996, 1997 and through November of 1998. When reviewing the attached financials for November 30, 1998 several issues should be noted. On the Consolidating Income Statement included in the 11 months, results are approximately $1 million of one time costs related to the aquisition and integration of XImage operations into ImageWare. When reviewing the 11/30/98 Balance Sheet, the fact is that IMAGEWARE IS (AS OF 3/1/99) LESS THAN THIRTY DAYS AWAY FROM FUNDING A $10,000,000 EQUITY FROM A GROUP OF INSTITUTIONAL INVESTORS LED BY J.P. MORGAN. A summarized pro-forma balance sheet is provided below which shows the 11/30/98 balance sheet assuming the equity investment and the planned immediate use of funds for debt and liabilities had already taken place.


Balance Sheet 11/30/98                         Actual            Pro-Forma
                                              ---------          ----------
Cash                                            223,627           5,623,627
Other Current Assets                          1,538,815           1,538,815
Fixed Assets                                    273,876             273,876
Other Assets                                  3,133,738           3,133,738
                                              ---------          ----------
  Total Assets                                5,170,056          10,570,056

Current Liabilities                           5,305,564           1,555,564
Long Term Liabilities                           674,059             674,059
                                              ---------          ----------
  Total Liabilities                           5,979,623           2,229,623

Stockholders Equity                            (809,567)          8,340,433
                                              ---------          ----------
  Total Liabilities and S. E.                 5,170,056          10,570,056
                                              ---------          ----------

REFERENCES

ImageWare Software, Inc. has proven its ability to successfully complete projects of the size and magnitude as the Ventura County system. IWS has installed investigative software in more than 650 police departments and digital photo software in more than 100 departments throughout the world. The needs of Ventura County are similar to those of many of our customers, but not exact. Each individual agency varies in their requirements and the following customers are just a few examples of how we met those needs.

ARIZONA DEPARTMENT OF PUBLIC SAFETY

DESCRIPTION OF INSTALLED SYSTEM AND ITS FEATURES:
Central Server is IBM Netfinity server, dual host cluster, with automatic fail-over in case of one system failure. Shared disk array with RAID level 5 implemented. 15 county intake facilities, with both capture and investigative Crime Capture System workstations. 2 additional sites at county court facilities. Features include an interface with the Identix livescan device, taking all demographic data, creating the record and populating the data fields, making the image capture portion the only step required by the operator. All information and images are immediately available for all other investigative workstations on the network. Arizona DPS has also recently issued a purchase order for the addition of Face ID-TM- to be added to the central server. Each county can then purchase the client software and conduct facial recognition searches using images or composites produced by Suspect ID-TM-. Crime Lab-TM- was also included in each investigative workstation.

FACT SHEET
The State of Arizona in an effort to consolidate images and booking information, has contracted with ImageWare Software, Inc. to install a statewide digital mugshot repository called Mug Photo Interface (MPI). In those locations that are part of the system, the booking process begins at the Identix livescan station where an operator captures the suspect's fingerprints and enters required demographic and biographical information. Once the information is entered into the livescan system, the data automatically transfers to the MPI system via a common linking number. At the MPI capture station, additional mandatory information is recorded, and digital images of the suspect are taken. Upon completion of a record, the information is immediately transmitted via the AZAFIS network to a central repository housed at the Department of Public Safety. At this point, the data is readily available for searching purposes by any agency in the state which has access to the database.

An ImageWare supplied investigative station is used to perform several functions including quick and advanced searches for querying the database, mugbook searches and views for witness identification of a suspect, line-ups, and in the near future, facial recognition which is used to identify unknown suspects and criminals.

ARIZONA MPI TECHNICAL BREAK DOWN

Initial Number of Capture Stations:          17
Initial Number of Investigative Stations:     17
Approximate Number of Bookings Per Year:     350,000


HARDWARE
Central Site: 2 IBM Netfinity Servers running in a clustered environment and sharing a RAID level 5 array of 82 GB for database storage. Each server has 4 Pentium Pro Processors, 1 GB of RAM memory and 13 GB of internal system disk space. The system drives are mirrored. If the active server fails to reset a heartbeat, the failover takes place automatically, and the drive array fails over to the control of the now active server. There is dial in capability for diagnostic purposes. The operating system is Windows NT Server 4.0 Enterprise Edition with Microsoft Cluster Server.

Capture & Investigative Stations: Each Investigative Station is an IBM 300XI PC with 64MB RAM and 6.1 GB of hard disk storage. The capture camera is a Pulnix TMC-73M with a Computar zoom lens. The camera and lens are mounted on a Hitachi pan and tilt device. The capture card is an Integral Technology MV-Pro. The camera is mounted on it's side to accommodate the NIST Best Practice Recommendations and proprietary software does a rotation of the video live feed before it is displayed by the graphics card. Printing and scanning take place on Epson Stylus 800 printer and an Epson 636 Expressions scanner (SCSI connection). The operating system is Windows NT Workstation 4.0. Each capture and investigative station is connected to the central servers via a wide area network utilizing Ethernet and TCP/IP protocol. Each station runs client software that connects to the central server's database.

                            FOR IMMEDIATE RELEASE
         ARIZONA DEPARTMENT OF PUBLIC SAFETY AWARDS STATEWIDE MUG PHOTO
                INTERFACE CONTRACT TO IMAGEWARE SOFTWARE, INC.

       IMAGEWARE'S CRIME CAPTURE SYSTEMS-TM- TO HELP ARIZONA LAW ENFORCEMENT
                       AGENCIES APPREHEND CRIMINALS.

     San Diego, California - January 15, 1998 - After an extensive evaluation process, the State of Arizona announced Wednesday that they had awarded the Arizona Statewide Digital Mug Photo Interface Contract to ImageWare Software, Inc. The contract is expected to exceed one million dollars and is the first contract of its kind to be awarded for a statewide mugshot system. "We are very pleased to provide Arizona law enforcement with a complete solution for their mug photo needs," says Jim Miller, President and CEO of ImageWare Software, Inc.. "We feel the Crime Capture System will provide a quantum leap forward for the State."

    Under the terms of the contract, the State of Arizona will utilize ImageWare's Crime Capture System (CCS), a state of the art digital booking, identification and retrieval program. The main CCS database will be housed at the Arizona Department of Public Safety. Seventeen sites will be capable of capturing mugshots, SMT (scars, marks, and tattoos) photos, and descriptive data for each suspect they arrest. Each remote site will also receive an investigative workstation capable of searching and viewing the mugshot database and creating photo line-ups. Once information is entered into the remote database, the central repository is immediately updated allowing all agencies access to the most recent information. Officers and Detectives will no longer have to spend hundreds of hours searching through file cabinets of photographs to identify a suspect or generate a photo line-up, instead they will use CCS's central repository and systematically search the digital database of images for similarities between suspects, thus speeding up case processing. The new CCS system will also interface directly with the existing Arizona Automated Fingerprint Identification System (AZAFIS) network.

    The State of Arizona and ImageWare have agreed to an aggressive implementation schedule which will have the system fully operational by June 1998. Once the first phase is complete, there are plans to move forward with the implementation of additional C.R.I.M.E.S.-TM- modules including:
Suspect ID-Registered Trademark- (a composite program), Crime Lab-Registered Trademark- (an image enhancement and edit program), Vehicle ID-TM- (a vehicle identification program), and what Ben Armstrong, the Lead Business Analyst with the Maricopa County Sheriff's Office considers, "one of the most promising law enforcement tools," Face ID-TM- (a facial recognition program). All of these modules combined will create a fully integrated law enforcement solution for the State of Arizona.

    San Diego-based ImageWare Software, Inc. is a leader and innovator in PC based digital imaging, with its primary focus on law enforcement software. Through its growing family of C.R.I.M.E.S. software modules, ImageWare is effectively assisting in the resolution of crime worldwide. Currently, the five C.R.I.M.E.S. modules are being used by more than 500 law enforcement agencies worldwide. ImageWare Software, Inc. is privately held.

                                    # # #

                             THE ARIZONA REPUBLIC

             POLICE SING PRAISES OF NEW STATEWIDE MUG SHOT SYSTEM
                   Published on Saturday, September 12, 1998

BYLINE BY JUDI VILLA, THE ARIZONA REPUBLIC

In seconds, a suspect's booking mug can be seen by law enforcement agencies throughout the state. A few computer keystrokes, and a detective can have more pictures than he'll ever need for a photographic lineup. And if there is no suspect, that same detective can type in a physical description and get a list of potential bad guys in no time.

Welcome to the Mug Photo Interface, a subsystem of the Arizona Automated Fingerprint Identification System. MPI uses electronic imaging to capture mug shot photos and transmit them immediately to a statewide image database operated by the state Department of Public Safety. "It is going to revolutionize (police work) just like fingerprints did," said Clyde Tess, a crime lab supervisor with the Maricopa County Sheriff's Office. "It'll solve cases faster. It'll help in identifying suspects faster. "If a suspect is entered into the database in Phoenix then goes down to Tucson and commits a crime, the victim can identify the suspect the same day. Before an agency would have to send a photo or fax it. Faxes aren't always that good, and the mail takes a day or two. This is instant."

The MPI system went online Thursday in 10 counties. The first booking mug was entered by the Santa Cruz County Sheriff's Office in Nogales. "It's pretty nice," said Ramon Villela, a detention officer in Nogales. "It's going to make our jobs easier and faster, and the detectives are going to be able to do lineups faster."

Arizona's program, funded by a grant from the Arizona Criminal Justice Enhancement Fund, will be one of the most progressive in the country, officials say. Although some cities, including San Diego and Boston, have limited imaging databases, only Arkansas has a statewide system. And that one collects information from only six sites. Seven more sites, including police departments in Mesa, Tempe, Phoenix, Scottsdale and Glendale, will be added to MPI by next summer. And by the end of this year, five sheriff's departments that already have their own mug photo systems will be linked to the statewide system. A few agencies, like the Chandler Police Department, have purchased their own equipment to hook into the system.

"Here's a great thing," said Mark Hatcher, an identification supervisor for the Mesa Police Department and chairman of the MPI Task Force. The task force, a grass-roots effort with members from five police agencies in Arizona has been working for two years to implement the technology. "This opens up communication from Yuma County to Navajo County," Hatcher said. "Geographically, they're at different ends of the state, but they can do a search just like they were here at DPS."

The system standardizes the way mug shots are taken and stored, sets up a "major clearinghouse" for all photos and allows investigators anywhere in the state to search for, retrieve and print out mugs and suspect information from virtually anywhere in the state. It also can be used to create photo lineups and books of mug shots for victims to look through. "Say a suspect does a robbery with a mask, and he's got a tattoo on his arm," Villela said. "Detectives can take that picture of that tattoo and scan it into the system, and it'll give you everybody that has that tattoo." The system also is capable of tracking gang affiliations, weapons and registered sex offenders.

LOS ANGELES COUNTY, CITY OF LAKEWOOD

ImageWare Software has great experience in the area of composite creation and the identification of suspects using those composites. The most recent and important news involves the facial recognition software, Face ID. This software was created using algorithms developed from MIT research, which ImageWare has the exclusive right to offer to the law enforcement industry. The software describes a portion of the face of an individual mathematically, from the eyebrows to the lips. This represents the majority of facial features used to differentiate individuals and discounts such things as hair length and style, eyeglasses, hats, and other adornments.

Face ID is presently installed at the Lakewood substation of the Los Angeles Sheriff's Department, and was recently used to capture a carjacking suspect. The victim gave a very accurate description to the Sheriff's Department, and a composite was created using ImageWare's Suspect ID. This composite was used to then search their mugshot database using Face ID). The returned search results contained a suspect that the victim identified from a lineup. This search took approximately 30 seconds to perform, and caused the identification and apprehension of the suspect, and subsequently the District Attorney's office has filed charges against the suspect. The press release of this incident follows, along with a view of the composite and actual photo of the suspect.


                              FOR IMMEDIATE RELEASE
                LOS ANGELES SHERIFF'S DEPARTMENT IDENTIFIES SUSPECT
                    WITH NEW HIGH-TECH CRIME FIGHTING SOFTWARE

            DETECTIVES UTILIZE FACE ID(TM) FACIAL RECOGNITION SOFTWARE
                       TO ARREST CAR-JACKING AND BATTERY SUSPECT.

San Diego, California   November 3, 1997 -- Just three days after
installation of their newest crime fighting weapon, detectives with the Los Angeles County Sheriff's Department arrested a car jacking and battery suspect "that would never had been identified without Face ID(TM) facial recognition software", according to Sergeant Bill Conley of the Los Angeles Sheriff's Office. With no leads, frustrated detectives had given up on the case weeks prior and considered it dead until the installation of Face ID. Using a composite of the suspect, detectives employed the facial recognition program to search their digital mugshot database for possible matches. Within seconds the automated search results displayed photos in rank order that were similar to those of the composite. Detectives investigated the matches, created a photo-line-up and two witnesses positively identified Eduardo Ochoa as the suspect. Ochoa was arrested on October 30, 1997 and is being held in lieu of $125,000 bail. Sergeant

Conley was amazed and commented, "Face ID is one of the most innovative breakthroughs in law enforcement technology."

Face ID, one of the models of the C.R.I.M.E.S.-Registered Trademark- suite of integrated law enforcement programs developed by ImageWare Software, Inc., is a state-of-the-art facial recognition and retrieval program. Now, investigators no longer have to spend hundreds of hours trying to identify a suspect. Detectives can take a suspect composite created in ImageWare's
Suspect ID(TM) program, and seamlessly export it to Face ID, which in turn will systematically search any digital database of booking images to identify possible suspects. Similarly, a suspect's image caught on a bank or convenience store surveillance video can be run against a digital photo database for possible identification. With Face ID, officers will be able to utilize this facial recognition technology at the time of booking to immediately identify a criminal with multiple identities or outstanding warrants.

San Diego-based ImageWare Software, Inc. is a leader and innovator in PC-based digital imaging, with its primary focus on public sector and law enforcement software. Through its growing family of modules, ImageWare is effectively creating a fully integrated solution to assist in the resolution of crime worldwide. Currently, the C.R.I.M.E.S. suite consists of five modules: Suspect ID (facial composite module), Crime Lab(TM) (an image enhancement and edit program), Vehicle ID(TM) (vehicle identification program), Face ID (facial recognition application) and Crime Capture System (digital booking module) which are being used by more than 500 law enforcement agencies worldwide. ImageWare Software, Inc. is a privately held company.

            LOS ANGELES SHERIFF'S DEPARTMENT IDENTIFIES SUSPECT
                WITH NEW HIGH-TECH CRIME FIGHTING SOFTWARE

San Diego, California -- November 3, 1997 -- Just three days after installation of ImageWare's Face ID-TM-, the program proved itself to be the most effective high-tech crime fighting software available. Using a composite of a suspect, detectives employed Face ID to conduct an automated comparison search and produced a number of photos which closely resembled the suspect in a car jacking and battery case. Both the victim and witness positively identified the suspect who was ranked highest in the comparison search.


                                     [PHOTO]

                         "The suspect would never had been
                       identified without Face ID(TM) facial
                               recognition software".

                               SERGEANT BILL CONLEY --
                             LOS ANGELES COUNTY SHERIFF'S
                                      DEPARTMENT

NEW YORK CITY POLICE DEPARTMENT

DESCRIPTION OF INSTALLED SYSTEM AND ITS FEATURES:
With over 400,000 bookings each year, the New York City Police Department is the largest law enforcement agency in the world. The contract for booking systems for the entire NYPD network clearly establishes ImageWare as the leading company for mugshots. ImageWare was chosen for the high quality of the system, the adaptability of the software with other technologies and its ability to be scaled to the size of the project. The operating system is UNIX.

The New York City Police Department's booking system, spans 76 precincts in 5 boroughs, including 100 capture stations and redundant central servers. ImageWare has a large customer support with 24 hours a day, 7 days a week availability.

XImage worked as a subcontractor to the worldwide systems integrator, SAIC, Science Applications International Corporation of McLean, VA. SAIC is an established provider of computer and information solutions to governmental agencies worldwide.


HENEPIN COUNTY SHERIFF'S OFFICE (MINNEAPOLIS)

DESCRIPTION OF INSTALLED SYSTEM AND ITS FEATURES:
This system is a UNIX installation with a single ImageBank server, but servicing input and searching from 6 other agencies. There is also a Mail Server within the system. There are a total of 18 workstation, 3 of which are capture stations from within the Henepin County Sheriff's Office. The database size is approximately 600,000 records at present. ImageWare has recently received a purchase order from Henepin County to install Face
ID-TM- on the network. This will allow for the facial recognition of subjects, based on a composite or image.

PIERCE COUNTY, WA

DESCRIPTION OF INSTALLED SYSTEM AND ITS FEATURES:
This system is currently a UNIX installation with a single ImageBank server, but will be one of the first XImage installations to convert to the new CCS Windows NT solution. This solution was chosen as a natural upgrade from their existing system. They will enjoy lower maintenance costs, faster throughput, more scaleability and a friendlier interface.

REFERENCE CONTACTS

-------------------------------------------------------------------------------------------------
REFERENCE AND CONTACT                    TOOL USED      RDBMS              ENVIRONMENT
-------------------------------------------------------------------------------------------------
ARIZONA DEPARTMENT OF PUBLIC SAFETY     C++             Sybase SQL         Windows NT 4.0 Server
2310 N. 20th Ave.                                       Anywhere Server    Windows NT 4.0 clients
Phoenix, AZ 85005

CYNTHIA PELLIEN
PROJECT COORDINATOR
602-223-2401
-------------------------------------------------------------------------------------------------
NEW YORK CITY POLICE DEPARTMENT         C               Sybase System 11   SUN Solaris Server
Other Police Plaza MISD Room 700                                           SCO UNIX Clients
New York, NY 10038

BRIAN GRIFFIN
212-374-5020
-------------------------------------------------------------------------------------------------
PIERCE COUNTY SHERIFF'S OFFICE          Switching       Switching to CCS   Soon to be Win NT 4.0
930 S. Tacoma Ave.                      to CCS,
Tacoma, WA 98402                        C++

DAVE COTTON
253-798-7729
-------------------------------------------------------------------------------------------------
LOS ANGELES COUNTY SHERIFF'S OFFICE -   C++             Sybase SQL         Windows NT 4.0 Server
City of Lakewood                                        Anywhere Server    Windows NT 4.0 clients

SGT. BILL CONLEY
562-866-9061
-------------------------------------------------------------------------------------------------
FALLS TOWNSHIP PD                       C++             Sybase SQL         Windows NT 4.0 Server
                                                        Anywhere Server    Windows NT 4.0 clients
WYNNE CLOUD
215-949-9100
-------------------------------------------------------------------------------------------------
CHANDLER POLICE DEPARTMENT              C++             Sybase SQL         Windows NT 4.0 Server
                                                        Anywhere Server    Windows NT 4.0 clients
SGT. BRIAN POTTER
602-782-4501
-------------------------------------------------------------------------------------------------

                                       34

OTHER C.R.I.M.E.S. REFERENCES

AZ DPS                                 Cyndy Pellien               602-223-2401
Los Angeles SO                         Sgt. Bill Conley            562-866-9061
Corona PD CA                           Danny Verdugo               909-279-3642
Raynham PD MA                          Lou Pacheco                 508-824-2727
Independence PD KS                     Harry Smith                 316-332-1700
Little Rock PD AR                      Chuck Ray                   501-371-4660
Long Island Railroad Police            Kevin Farrell               718-558-3346
Naval Investigative Service            Brandon Armstrong           619-556-1386
E. Providence PD RI                    Capt Broadmeadow            401-435-7626
San Diego PD CA                        David Cavanaugh             619-531-2623
San Diego SO CA                        Mark Kelly                  619-258-3100
Monroe SO NY                           Jim Beikirch                716-428-5432
Placentia PD CA                        Matt Reynolds               714-993-8164
Austin PD TX                           Cheryl Bowne                512-480-5145
Visalia PD CA                          Det Sharon Brown            209-738-3235
Wilson County SO TN                    Lt Bob White                615-444-1459
San Bernardino SO CA                   Dep Karen Rice              909-387-8812
Los Angeles PD CA                      Det Tom Barnhart            818-756-8553
Bullhead City PD AZ                    Capt Rodney Head            520-763-9200
Arlington PD TX                        Det Pat Smith               817-459-5710
New York City Police Department        Lt. Brian Griffin           212-374-5020
Clackamas County Sheriff's Office      Joanne LeBreun              503-650-3155
Stanislaus County Sheriff's Office     Gordon Brusso               209-525-7279
Santa Ana Police Department            Lt. George Saadeh           714-245-8410
Henepin County Sheriff's Dept          Sheryl Loose                612-348-9648

PROPOSER UNDERSTANDING
-------------------------------------------------------------------------------

ImageWare appreciates the needs and issues that concern Ventura County. We also understand the importance of this decision and have done everything possible in recommending the most complete, and robust investigative mugshot solution available. It is a turn-key solution that has been designed to fit your needs. The proposal has no hidden costs and leaves many options.

The proposed Crime Capture System (CCS) will include a powerful central mug and data server that interfaces with both the County's VCJIS and inmate management applications. All data will be synchronized throughout the network and no duplicate entry is needed. The system includes software for 10 capture stations and 11 investigative stations with the ability to add more as necessary. The system will utilize the current cameras and subsystems, with the exception of the capture card and possibly cables. Any printer that has Windows NT drivers and any peripheral that is TWAIN compliant may be utilized. The entire system is fully Year 2000 compliant and meets all ANSI/NIST standards. The system is capable of transmitting standard NIST data packets to the State and to CalPhoto. All requirements outlined in RFP #4799 will be met unless expressly noted.

Facial Recognition can also be added to the server at a later date, without the need for costly hardware upgrades or conversions. Face ID-Registered Trademark- fully integrates with CCS and used in conjunction with the other C.R.I.M.E.S. modules, your agencies will have a very powerful and effective arsenal of tools to solve crime.

The proposal calls for two types of integration, the first type is to avoid any duplicate entry throughout the system. CCS is capable of reading the same exact text file that is currently being created for the population of the DBI Tenprinter machine. Basically, a record starts at the inmate management or VCJIS application and the necessary date is written to a file that both DBI and ourselves can read. This file will populate the CCS data fields. Any adds, edits or deletions within VCJIS will create a new text file and thus will be carried through to CCS. The text file may be changed from the existing one to provide additional demographic fields.

The second interface requires the vendor to develop an API that can be incorporated into both VCJIS and the inmate management system. The purpose of this API is to enable these two data systems to simply view and print the mugshot that is associated with that particular record. ImageWare will provide a single API that will accomplish this task. In other words, CCS will provide a 'toolkit' or 'export.dll' that can be accessed by and written into PowerBuilder or other third party software by the Ventura County MIS staff. Included in the price of this custom API is a general site license for the API. This license enables the API retrieval capability on all workstations that access either VCJIS or the inmate management system. It does not, however, include the additional Sybase licenses that make these workstations concurrent.

The proposal also includes the conversion of the existing 183,000 images (approx.) and data in proprietary TFP format. IWS will convert this database using in-house technicians and does not foresee needing assistance from either Printrac or Pinnacle.

The system components will connect to the existing network directly, with each agency or the county being responsible to provide LAN connections for the new equipment. The operating system for the central server will be Microsoft Windows NT 4.0, and Windows NT Workstation for each capture workstation. The protocol will be TCP/IP. All connections to either the network or additional devices will be industry standard connections.

Maintenance will be provided for the system 7 days a week, 24 hours a day, with 1 hour call back response, and 24 hour on-site response. Faster on-site response times may be negotiated.

The C.R.I.M.E.S. suite of software is modular in design. It is possible to add, upgrade, or replace software modules in the system with relative ease. Modules included in the C.R.I.M.E.S. suite of software are Suspect ID, a photo realistic composite program, Crime Lab, a sophisticated image enhancement and editing program, Vehicle ID, a photo-based program to help quickly identify vehicles, Crime Capture System, a flexible easy-to-use digital booking system, and Face ID, a state-of-the-art facial recognition and retrieval program.

The system will have the capability of interfacing with any other agency electronically either via the network or modem, and send and receive information from other cooperating criminal justice agencies as long as these agencies comply with NIST standards for mugshot and SMT image transmission.

Data archive and backup can be accomplished on-line.

The Crime Capture System does include a store and forward ability, that is transparent to the operator. The location capture station will display either Online or Offline (to the central server), and if Offline, will start accumulating data onto the local hard drive. When the network is again available, the records are forwarded to the central server without any operator intervention or downtime.

System security will make use of both operating system permissions as well as database software security. This will allow access to certain functions and data to be controlled by the system administrator. These privileges and permissions will be given and controlled by user login. There will be an administrative function available only to the system administrator, where these permissions and privileges are maintained.


CENTRAL SERVER

The central server system will consist of an IBM Netfinity 5500. A UPS will protect the system from power fluctuations and momentary outages. The system will have a redundant power supply. The server will be equipped with a modem and remote diagnostic software, allowing for quicker response and problem resolution. The server is a high performance 450 MHz Dual Pentium Pro system, with a RAID V hot swap drive array and Mirrored OS. It is sized with today's performance and tomorrow's growth in mind. Installing a RAID V system allows the storage of business-critical data with confidence. The capture stations are high performance systems as well, taking into account that end user acceptance depends on system performance. The system also includes a DLT tape drive for back-ups and a CD ROM Drive.

The central server will not execute any client applications, meaning all searches, viewing, and printing or data from the mugshot database must be accomplished via either a capture or investigative station. Only the server portion of the ImageWare applications will execute from the central server systems.

The central server Crime Capture application software will have the ability to both receive and send photo mugshots using the NIST standard type 1, 2, and 10 records. The software will also send and receive the appropriate NIST message in acknowledgement of the receipt or transmittal. This method of data transfer will be utilized for the DBI interface (if needed) and can accomplish data transfer to the State and CalPhoto. A similar type transaction or flat file transaction will serve as the VCJIS interface. A custom API will also be provided to enable the viewing of images through both VCJIS and the inmate management applications.

The central server will have an archive function available to allow the off-loading of records, including images and demographic data, by date range and control number. It is sized for the conversion of the existing 183,000 images and up to 15,000 records a year for 5 years.

The central server will log off any station that is presently logged in but has not had activity for some user defined time period (e.g. 5 minutes).

The central server's RAID storage system will implement a level 5 method, which provides a very high fault tolerant data storage system while not degrading performance. A separate hardware controller, the IBM ServeRAID II disk controller, will implement the RAID technology.

CAPTURE STATIONS

There will be 10 Capture Stations, each will consist of an IBM PC 300PL computer with Pentium II processor, 64 MB RAM and 6.4 GB of internal hard disk storage. Each capture station will be equipped with a CD ROM drive, 1.44 floppy disk drive, 17'' monitor and keyboard. The system will include a network interface card and capture card for the camera sub-system. The existing 8 camera subsystems will be utilized as well as the photo hardware for the 2 copy stations (assuming the hardware is TWAIN compliant). The system will meet or exceed all NIST standards for the collection of mugshot photos. Some changes in the camera subsystem may be necessary, ie. (The camera must be put on its side to correctly interface with the MVPro capture card. It may need to be re-bracketed). Any costs that may be associated with utilizing existing hardware will be outlined at contract signing, although very few, if any, are expected.

Software included with the capture station will allow for the live video viewing of the arrestee, with the ability to capture a still image of the arrestee from this on-screen viewing.

The mug photo database can be searched using the arrestee's demographic information, for example, last name and date of birth, to find other records for this arrestee. If and when Face ID is added, the operator will also be able to compare a new arrestee's photo with those previously stored in the mug photo database strictly by facial characteristics. This feature eliminates both aliases and duplicate images.

Each capture station will have the ability to store both images and associated demographic data locally if the network connection is unavailable. When the network is restored and the central server database is accessible, those locally stored records will be transmitted to the central server.

The software will allow for a flag to be associated with each booking at the time the mug photo is taken, with those flags being user definable including arrests, juveniles, etc. All such flags necessary for the VENTURA COUNTY SHERIFF'S OFFICE operations must be designated during the specifications gathering phase.

The software will allow the operator to view the captured image and either reject or accept it at that time. The system will accept an unlimited number of photos per booking record.

All images taken for a particular booking will be associated with a specific file, or record, and will store the date and time it was recorded. Other booking records may be linked to this booking if this is a repeat offender.

The input of demographic, or descriptive data will be available from user-maintained lists, organized in any order the customer chooses. The user will also be able to input free form text comments, including unusual characteristics. All these descriptive data fields will be searchable. Initial data will be populated via the flat file interface with VCJIS. This interface creates a synchronous data system with a smooth data flow and no duplicate entry. All creates, edits or deletions in VCJIS will be carried throughout the system.

Photos captured can be multiple views of the arrestee, and photos of all scars, marks, and tattoos (SMT). Property, Evidence and Crime Scene photographs can also be attached to each record. All photos taken will be linked to the booking record. This record can be found in multiple ways; searching by demographic data, using a photo and searching with Face ID, or accessing the records by the booking number or other identifying numbers.

The location of the scar, mark, or tattoo on the body will be chosen from a user-maintained list of choices. There will be a description field for each SMT, where any words on the tattoo can be entered as free form text information, and other descriptive information about the SMT can be entered. Whether a photo of the SMT is taken or not, the description of the SMT can be entered.

INVESTIGATIVE WORKSTATION

The proposal includes CCS software for 11 investigative workstations. These workstation may be provided by the county provided that they meet our standard requirements. In addition we will also be providing two copies each of the following investigative software, (Suspect ID, Vehicle ID and Crime
Lab) at no charge!

Searches may be accomplished using NCIC standard demographic codes, from user maintained tables.

The software will create photo line-ups with a specified amount of images. The Crime Capture System will retrieve and display the images of all subjects with characteristics that match, or substantially match, those of the line-up subject. The user will be able to select or reject from the images retrieved up to twenty, that together with the subject's constitute the line-up. The line-up will be random ordered, and may be saved for future retrieval. These photo line-ups are also printable.

     Portions of an image may be "roped" for enlargement for viewing purposes.

     The print function is available for any image with its associated demographic data.

     The search function includes very flexible ad hoc inquiries, including many boolean logic functions, including AND, OR, GREATER THAN, LESS THAN, EQUAL TO, etc.

     Each agency will be able to search the database and obtain information about the total number of bookings by date, by officer ID, by charge code, etc.

     Any text fields entered into a booking record will be searchable, including any comment fields.

     Fields describing SMT data will be searchable.

     Images of SMT are printable, either color or black and white.

     The search software will process hyphenated and/or multiple last, first, and middle names correctly.

     The search software will use "soundex" to find similar named individuals.

     Investigative workstations will have the ability to scan photos into the system, import them, and link them with booking records. For example, crime scene photos can be imported into booking records, as well as weapons photos, vehicle photos, residence photos, year book photos, etc.

TECHNICAL APPROACH
--------------------------------------------------------------------------------
    (IWS ANSWERS IN BOLD/ITALICS)

    NEW PHOTO IMAGING SYSTEM REQUIREMENTS

PLATFORMS AND ARCHITECTURE

    1. The new system shall conform to Ventura County Information System Department's and Ventura County Sheriffs Information Bureau's platforms and architecture requirements. (CURRENT HARDWARE, SOFTWARE, DATA, AND NETWORK ENVIRONMENT(S) WILL BE DISCUSSED AT THE BIDDER'S CONFERENCE)

          THIS REQUIREMENT WILL BE MET. CCS RUNS ON WINDOWS NT 4.0 AND THE UNDERLYING DATABASE IS SYBASE. EXISTING HARDWARE WILL BE UTILIZED EXCEPT WHERE EXPRESSLY NOTED.

    2.    System shall be 'open architecture', non-proprietary.

          CCS IS AN OPEN ARCHITECTURE, ODBC COMPLIANT SYSTEMS.

    3.    System shall be 'Year'2000' compliant.

          CCS AND ALL C.R.I.M.E.S. MODULAR SOFTWARE HAS BEEN TESTED AND DEVELOPED TO BE YEAR 2000 COMPLIANT.

    4. System's capture stations be NT 4.0; the retrieval stations shall be NT 4.0 and WIN '95 compatible.

          THIS REQUIREMENT WILL BE MET.

    5. System shall have the ability to network, preferably using Ethernet./TCP/IP.

          THIS REQUIREMENT WILL BE MET.

    6. System shall have API (Application Programmers Interface) tools for interface with County Systems. System shall be API capable and work with PowerBuilder.

          IWS WILL PROVIDE A CUSTOM API THAT IS CAPABLE OF WORKING WITH POWERBUILDER. THIS API WILL INCLUDE A SITE LICENSE THAT WILL ENABLE IT TO BE USED BY ANY WORKSTATION CURRENTLY ACCESSING THE VCJIS AND INMATE MANAGEMENT DATABASE.

DETENTION SERVICES

    1. System shall have the capability of being able to interface with the current and future Inmate Management System using AP tools.

          IWS WILL PROVIDE A SINGLE API THAT WILL ALLOW THE VENTURA COUNTY MIS DEPARTMENT TO INCORPORATE IMAGE ENABLING WITHIN THE VCJIS AND INMATE MANAGEMENT NETWORK. POWERBUILDER AS WELL AS OTHER THIRD PARTY SOFTWARE CAN UTILIZE THIS 'EXPORT DLL'. THIS API SOLUTION ALSO INCLUDES A SITE LICENSE ALLOWING ITS USE BY ANY VCJIS OR INMATE MANAGEMENT WORKSTATION. ADDITIONAL SYBASE CONCURRENCY LICENSES ARE NOT INCLUDED AND SHOULD BE DISCUSSED DURING CONTRACT NEGOTIATION.

    2. System shall have the capability of being able to capture color mug-shot photographs during booking process and providing print out on booking sheets as well as to provide a photograph on inmate armbands.

          CCS IS CAPABLE OF ALL OF THE ABOVE. PRINTERS ARE NOT INCLUDED IN THIS QUOTE, HOWEVER, ANY WINDOWS NT COMPATIBLE PRINTER CAN BE UTILIZED. SIX STANDARD PRINT FORMATS ARE INCLUDED WITH THE SYSTEM. MINOR CHANGES ON THESE FORMATS SHOULD BE DISCUSSED AT CONTRACT SIGNING AND WILL INCUR NO COST. ADDITIONAL PRINT FORMATS CAN BE PURCHASED FOR $500.00. A BOOKING SHEET AND A WRISTBAND PRINT ARE TWO OF THE SIX STANDARD PRINT FORMATS.

    3. System shall interface with the demographics and photo imaging files with current and future Inmate Management Systems and D.B.I. fingerprint systems.

          RECORDS WILL BE INITIATED IN EITHER VCJIS OR THE INMATE MANAGEMENT APPLICATION, WHICH WILL FEED VCJIS. PORTIONS OF THIS DEMOGRAPHIC DATA IS CURRENTLY BEING PASSED TO THE LIVESCAN MACHINE, VIA FILE TRANSFER, ELIMINATING DUPLICATE ENTRY. IWS RECOMMENDS THAT A SECOND FLAT FILE BE CREATED FROM VCJIS AND WRITTEN TO A DIRECTORY THAT CCS CONSTANTLY MONITORS. THIS DATA MAY OR MAY NOT BE THE SAME AS THE DATA NEEDED BY THE LIVESCAN SYSTEM.

          BASICALLY, VCJIS, (UPON CREATION, EDIT OR DELETION) CREATES TWO FLAT TEXT FILES. ONE TEXT FILE IS USED TO POPULATE THE LIVESCAN AND THE SECOND IS USED TO POPULATE CCS. THESE TEXT FILES MAY OR MAY NOT BE THE SAME, DEPENDING ON THE DATA THAT IS TRANSFERRED TO CCS.

          IMAGEWARE DOES NOT SEE A NEED TO INTERFACE DIRECTLY WITH DBI. IF DBI IS ACCEPTING THE SAME EXACT TEXT THAT CCS IS, AND AT THE SAME EXACT TIME, THAN THESE TWO SYSTEMS WILL BE SYNCHRONIZED AS WELL AS VCJIS. THIS SAID, CCS IS CAPABLE OF IMPORTING AND EXPORTING NIST FILES AND INTEGRATING WITH DBI. INSTEAD OF VCJIS FEEDING BOTH CCS AND LIVESCAN AT THE SAME TIME, VCJIS COULD FEED CCS WHICH THEN FEEDS LIVESCAN OR VISA VERSA.

PHOTO SPECIFIC REQUIREMENTS

    1. The system shall be 'USER FRIENDLY'. Minimizing the steps necessary in preparing six-pack or larger photo line-ups.

          THE CRIME CAPTURE SYSTEM HAS A VERY EASY NAVIGATION METHOD. FUNCTIONS ARE DISPLAYED ON THE FIRST SCREEN, AND THE USER PICKS A FUNCTION. EACH SCREEN WITHIN THE FUNCTION ALWAYS INCLUDES THE ABILITY TO GO TO THE PREVIOUS SCREEN OR TO GO TO THE MAIN MENU SCREEN. NO TOOL BARS OR TEXT MENUS ARE REQUIRED. THE SYSTEM IS A WINDOWS PRODUCT, AND MAKES FULL USE OF THE WINDOWS SCREENING PROPERTIES. OUR ENGINEERS HAVE DESIGNED ALL OF OUR SOFTWARE WITH NON-TECHNICAL USERS IN MIND. THE AMOUNT OF SCREENS NECESSARY ARE KEPT TO AN ABSOLUTE MINIMUM. DROP DOWN MENUS. POP-UP WARNINGS AND STANDARD WINDOWS FUNCTION FEATURES ARE ALL INHERENT. SIMPLE BUTTONS AND ICONS MAKE IT VERY EASY TO LEARN AND OPERATE.

     2.   Photographs shall be in JPEG format.

          THIS REQUIREMENT WILL BE MET.

     3. System shall be capable of being able to reduce or enlarge photographs while keeping the original photo file intact.

          WITHIN CCS, IMAGES CAN BE 'ROPED' AND ZOOMED IN AS NECESSARY. THE ORIGINAL PHOTO CANNOT BE EDITED OR SIZED BUT THE VIEWED AND PRINTED IMAGES MAY BE SIZED AS NECESSARY.

     4. System shall conform to all California Department of Justice (DOJ), Federal and NIST Standards for mug-shot photographs.

          CCS MEETS ALL CALIFORNIA DOJ AND FEDERAL NIST STANDARDS.

     5.   System shall accept existing photographs (through data conversion).

          EXISTING TFP (PRINTRAC) IMAGES AND DATA WILL BE CONVERTED IMPORTED INTO CCS. THESE IMAGES AND DATA WILL BE FULLY ACCESSIBLE.

     6. System shall be capable of creating color or black and white six-pack photographic line-ups.

          CCS WILL CREATE PHOTO LINE-UPS WITH A SPECIFIED AMOUNT OF IMAGES. THE CRIME CAPTURE SYSTEM WILL RETRIEVE AND DISPLAY THE IMAGES OF
          ALL SUBJECTS WITH CHARACTERISTICS THAT MATCH, OR SUBSTANTIALLY MATCH, THOSE OF THE LINE-UP SUBJECT. THE USER WILL BE ABLE TO
          SELECT OR REJECT FROM THE IMAGES RETRIEVED, THAT TOGETHER WITH THE SUBJECT'S CONSTITUTE THE LINE-UP. THE LINE-UP WILL BE RANDOM ORDERED, AND MAY BE SAVED FOR FUTURE RETRIEVAL. THESE PHOTO
          LINE-UPS ARE PRINTABLE IN COLOR OR BLACK & WHITE. IN ADDITION, WE WILL BE PROVIDING, AT NO COST, TWO COPIES OF CRIME LAB IMAGE
          EDITING SOFTWARE. THIS SOFTWARE IS CAPABLE OF REMOVING DISTRACTING BACKGROUNDS AND COPYING SCARS OR TATTOOS FOR PASTING ON THE OTHER SUBJECTS IN THE LINE-UP. THIS CREATES VERY NON-PREJUDICIAL LINE-UPS.

     7. We would like the system to have the capability of being able to view multiple mug-shots at one time when selecting candidates for six-pack line-ups, rather than having to go back and forth selecting one candidate at a time.

          CREATING A LINE-UP IS SIMPLE. CHOOSE THE KNOWN SUSPECT TO BE PLACED IN A LINE-UP AND CLICK 'CREATE LINE-UP'. THIS WILL PROMPT CCS TO RETURN THE IMAGES OF ALL PEOPLE WHO'S TEXT BASED PHYSICAL CHARACTERISTICS MATCH THE KNOW SUSPECT. THE USER THEN, SIMPLY SCROLLS DOWN THIS LIST OF RETURNED IMAGES, CHOOSING THE ONES TO BE PLACED IN THE LINE-UP. ONCE THE PHOTOS ARE CHOSEN, THE LINE-UP CAN BE SAVED AND PRINTED.

          CCS PRINTS TWO DIFFERENT LINE-UPS, PUBLIC AND INTERNAL. PUBLIC LINE-UPS INCLUDE NO TEXT INFORMATION, ONLY THE PHOTO. INTERNAL LINE-UPS PRINT THE PHOTOS AS WELL AS THE NAMES AND ID NUMBERS OF THE PEOPLE IN THE LINE-UP.

     8. System shall have the capability of being able to print out an individual color or black and white photograph while displaying a six-pack or displaying a full page of photographs.

          CCS HAS THIS CAPABILITY. A SIMPLE 'RIGHT CLICK' ON ANY IMAGE ENABLES IT TO BE PRINTED.

     9. System shall have the ability to print out a photograph without demographic descriptors or with descriptors that include but not limited to Name, DOB, Booking #, BI# (Bureau of Identification Number), HEIGHT, WEIGHT, HAIR COLOR, AND EYE COLOR.

          THIS REQUIREMENT WILL BE MET. 'RIGHT CLICKING' ON ANY IMAGE ALLOWS YOU TO PRINT A SINGLE IMAGE WITH NO TEXT. PRINTING THROUGH THE 'PRINT MENU' ALLOWS YOU TO CHOOSE FROM A VARIETY OF TEMPLATES, EACH WITH DIFFERENT TEXT ASSOCIATED. SIX STANDARD TEMPLATES ARE INCLUDED WITH THIS PROPOSAL, ONE OF WHICH MEETS THE ABOVE CRITERIA.

     10. System shall be capable of creating 'Attempt to Locate' and 'Wanted Persons' poster.

          THIS REQUIREMENT WILL BE MET. IN ADDITION, WE ARE INCLUDING TWO COPIES OF SUSPECT ID (SID) COMPOSITE SOFTWARE. SID ALSO PRINTS 'WANTED POSTERS' OF DIGITAL COMPOSITE SUSPECTS.

     11. System shall have the ability to modify templates (by 'USER') for 'Attempt to Locate' or 'Wanted Posters' that reflects each Agencies own individual identification (Department's name, Chiefs name etc.)

          MINOR CHANGES IN STANDARD PRINT FORMATS SHOULD BE OUTLINED AT CONTRACT SIGNING. EACH PRINT FORMAT IS HELD LOCALLY ALLOWING INDIVIDUAL AGENCIES TO PRINT INDIVIDUAL PRINT FORMATS.

     12. We would like the system to have the capability of being able to securely E-mail photographs over the Internet.

          PHOTOS CAN BE EXPORTED IN A NUMBER OF FILE FORMATS. IMAGEWARE IS NOT RESPONSIBLE FOR SECURITY OF THE PHOTOGRAPHS ONCE EXPORTED FROM CCS AND OUTSIDE THE CCS NETWORK. CCS IS CAPABLE OF EXPORTING NIST PACKAGES INCLUDING PHOTOGRAPHS TO THE STATE OVER A NETWORK OR SECURE INTRA-NET.

     13. We would like the system to have the capability of being able to export photo images to internal or external networks, or other outside communication links including CAL-PHOTO and MOBILE DATA terminals.

          CCS IS COMPATIBLE WITH CAL-PHOTO. WHEN A LOCAL WEB-SERVER IS ACQUIRED FOR THIS, CCS CAN EXPORT THE NEEDED DATA AND PHOTO LOCATION FOR USE BY CAL-PHOTO. CCS IS AN OPEN ARCHITECTURE, ODBC COMPLIANT SYSTEM. WHEN A MOBILE DATA SOLUTION IS ACQUIRED, WE WILL WORK WITH THE SELECTED VENDOR TO PROVIDE A SOLUTION THAT CAN SEND PHOTOS TO THE MOBILE DATA TERMINAL.

     14. We would like the system to have the ability for the 'USER' to cut and paste photographs without changing the original photographic file.

          ONCE A PHOTOGRAPH IS TAKEN IT CAN BE EXPORTED AS NECESSARY. THE PHOTO CANNOT, HOWEVER, BE IMPORTED BACK INTO CCS TO REPLACE AN ORIGINAL PHOTO. IT CAN BE ASSOCIATED TO THE RECORD AS AN EDITED PHOTO. ORIGINAL PHOTOS CANNOT BE EDITED, UNLESS EXPORTED AND THEN RE-IMPORTED AS EDITED PHOTOS. THESE EDITED PHOTOS DO NOT REPLACE ORIGINALS.

     15. System shall have the ability to easily compress photo image files for transmission across radio and or cellular frequencies without degradation.

          THE THUMBNAILS IMAGES WITHING CCS CAN BE TRANSMITTED ACROSS RADIO AND CELLULAR FREQUENCIES.

     16. System shall have the capability of being able to capture photographs of tattoos, marks, scars, or any other identifying characteristics.

          PHOTOS CAPTURED CAN BE MULTIPLE VIEWS OF THE ARRESTEE, AND PHOTOS OF ALL SCARS, MARKS, AND TATTOOS (SMT). PROPERTY, EVIDENCE AND CRIME SCENE PHOTOGRAPHS CAN ALSO BE ATTACHED TO EACH RECORD. ALL PHOTOS TAKEN WILL BE LINKED TO THE BOOKING RECORD. THIS RECORD
          CAN BE FOUND IN MULTIPLE WAYS; SEARCHING BY DEMOGRAPHIC DATA, USING A PHOTO AND SEARCHING WITH FACE ID, OR ACCESSING THE RECORDS BY THE BOOKING NUMBER OR OTHER IDENTIFYING NUMBERS.

          THE LOCATION OF THE SCAR, MARK, OR TATTOO ON THE BODY WILL BE CHOSEN FROM A USER-MAINTAINED LIST OF CHOICES. THERE WILL BE A DESCRIPTION FIELD FOR EACH SMT, WHERE ANY WORDS ON THE TATTOO CAN BE ENTERED
          AS FREE FORM TEXT INFORMATION, AND OTHER DESCRIPTIVE INFORMATION ABOUT THE SMT CAN BE ENTERED. WHETHER A PHOTO OF THE SMT IS TAKEN
          OR NOT, THE DESCRIPTION OF THE SMT CAN BE ENTERED.

     17. We would like the system to have the capability of being able to import additional information via TWAIN (i.e. weapons, vehicles, or residences.)

          CCS CAN IMPORT IMAGES FROM A NUMBER OF SOURCES, INCLUDING TWAIN COMPLIANT DEVICES.

     18. System shall have the ability to print out single color or black and white photographs on 8-1/2 x 11-inch paper.

          THIS REQUIREMENT WILL BE MET. ANY PRINTER WITH A WINDOWS NT 4.0 DRIVER MAY BE UTILIZED. SIX STANDARD PRINT FORMATS ARE SHIPPED
          WITH THE SYSTEM. ADDITIONAL FORMATS MAY BE PURCHASED. SMALL CHANGES IN THE STANDARD FORMATS WILL BE DONE AT NO CHARGE.

COMPOSITE SOFTWARE SPECIFIC

      1. System shall include Composite software or allow for interface to Composite Software.

          THE PROPOSAL INCLUDES TWO COPIES OF SUSPECT ID COMPOSITE SOFTWARE AT NO COST.

      2. Composite software shall be capable of creating photo realistic composites of suspects.

          SUSPECT ID CREATES COLOR AND B/W PHOTO REALISTIC COMPOSITES.

      3. System shall have capability of being able to search composite of suspects to photo image database.

          SUSPECT ID COMPOSITES ARE COMPATIBLE WITH IMAGEWARE'S FACE ID
          FACIAL RECOGNITION SOFTWARE. IF AND WHEN, VENTURA COUNTY ADDS
          FACIAL RECOGNITION SOFTWARE TO THE MUG SERVER, COMPOSITES CAN EASILY BE SEARCHED AGAINST THE BOOKING DATABASE.

          FACE ID FACIAL RECOGNITION SOFTWARE CAN BE ADDED TO THE CCS SERVER
          AT ANY TIME. THIS IS A VERY POWERFUL TOOL THAT HAS MANY APPLICATIONS. AT THE TIME OF BOOKING, MUGSHOTS CAN BE SEARCHED AGAINST THE EXISTING DATABASE TO FIND POTENTIAL ALIASES AND DUPLICATES. SURVEILLANCE PHOTOS AND VIDEOS OF UNKNOWN SUSPECTS CAN BE SEARCHED AGAINST THE
          MUG DATABASE TO FIND POSSIBLE MATCHES BASED ON FACIAL DATA ALONE. ALSO, COMPOSITES GENERATED IN SUSPECT ID CAN BE SEARCHED AGAINST THE MUG DATABASE TO FIND POTENTIAL SUSPECTS.

          FACE ID INTEGRATES FULLY WITH CCS AND SHARES THE SAME DATA. NO ADDITIONAL HARDWARE MAY BE NEEDED AND IMAGES ARE ENROLLED AS THEY ARE BOOKED SO THERE IS NO CONVERSION COSTS.

      4. Composite software shall have capability of being able to build composites that may be viewed and printed in black and white or full color and to accurately depict skin, hair, lip and eye colors or shape.

          THIS REQUIREMENT WILL BE MET.

      5. Composite software shall allow for imaging enhancement and editing program for updating old photos, and enhancements of surveillance videos.

          THIS REQUIREMENT WILL BE MET. TWO COPIES OF CRIME LAB, IMAGE EDITING SOFTWARE, ARE INCLUDED WITH THIS SYSTEM AT NO COST.

     6. Composite image program shall have capability of being able to add or remove facial hair.

         THIS REQUIREMENT WILL BE MET.

     7. System shall have capability of being able to accept captured video, digital and scanned images.

         THIS REQUIREMENT WILL BE MET. TWO COPIES OF CRIME LAB IMAGE ENHANCEMENT SOFTWARE ARE INCLUDED IN THE PROPOSAL. CRIME LAB CAN BE USED TO CAPTURE AND ENHANCE VIDEO IMAGES. IT INTERFACES WITH ALL THE CRIMES MODULES TO ADD FURTHER CAPABILITIES TO EACH.

     8. System shall include or allow for an interface to some type of Vehicle I.D. system. System shall provide that the vehicle database of this system have the capability of being able to search vehicles by feature, text or V.I.N. (Vehicle Identification Number). The system shall also accurately depict vehicles, colors, and display views of vehicles from various angles, including front, rear, side and three-quarter views.

         TWO COPIES OF VEHICLE ID ARE INCLUDED IN THE PROPOSAL. VID MEETS ALL OF THE ABOVE REQUIREMENTS AND ALSO INTERFACES WITH CRIME LAB TO PROVIDE FOR DENTS, RUST, CRACKS, ETC.

SEARCH ENGINES

     1. The new Photo Imaging System shall have a search engine capable but not limited of searching by: BI#, NAME, AKA, MONIKER, PHYSICAL DESCRIPTION INCLUDING BUT NOT LIMITED TO HEIGHT, WEIGHT, EYE COLOR, HAIR COLOR, TATTOOS, MARKS AND SCARS.

          THE CCS SEARCH ENGINE HAS THE CAPABILITY OF SEARCHING ON EVERY
          FIELD THAT IS CAPTURED AND ANY COMBINATION OF THOSE FIELDS. THE USER CAN ALSO PERFORM KEYWORD SEARCHES ON ALL S/M/T's AND ASSOCIATED PHOTOGRAPHS AS WELL AS THE FREE TEXT FIELDS.

     2. We would like the new system to be able to search by: residence and business address, and residence and business phone numbers. Currently, CCS does not search business addresses and phone numbers, however this feature is planned for the next version of CCS.

     3. The new Photo Imaging System shall have the ability to query and print out photographs of gang members by their specific gang.

          CCS IS DELIVERED WITH 4 USER DEFINABLE FIELDS. ONE OF THESE FIELDS CAN BE ASSOCIATED TO GANG MEMBERS AND CAN THEN BE SEARCHED BY GANG AFFILIATION. THIS REQUIREMENT WILL BE MET.

     4. The system shall have the capability to interface with CAL-GANG and the future CAL-PHOTO system and be compatible with CAL-PHOTO standards. The new Photo Imaging System shall have the ability to search for tattoos by their description.

          CCS CAN EXPORT STANDARD NIST FILES OR B.BCT FILES TO BOTH CALGANG
          AND CALPHOTO. THESE FILES CONTAIN DEMOGRAPHIC INFORMATION AND THE URL OF THE PHOTO. TATTOO MAY BE SEARCHED BY DESCRIPTION AS WELL AS LOCATION. FREE TEXT CAN BE ASSOCIATED WITH EACH TATTOO AND LATER SEARCHED BY KEY-WORD QUERY.

    6. We would like the system to have the capability to search tattoos by location on a person's body, and whether the tattoo has been identified as 'street gang', 'prison gang', 'hate groups'.

          THIS REQUIREMENT WILL BE MET.



PRINTER SPECIFIC REQUIREMENTS

     1. The new photo imaging system shall have the ability to print out black and white or color photographs using a variety of printers, including but not limited to those printers commonly referred to as 'Bubble Jet', 'Ink-Jet', 'Laser', and or other generic plain paper printers.

          CCS IS CAPABLE OF UTILIZING ANY PRINTER THAT HAS A WINDOWS NT 4.0 PRINT DRIVER.

MISCELLANEOUS REQUIREMENTS

     1. The system shall have the ability to integrate photographs and or information with other outside systems such as CAL-GANG and CAL-PHOTO (future).

          WHEN VENTURA COUNTY IS READY, CCS CAN EXPORT THE FILE TYPE THAT IS NEEDED BY BOTH CAL-GANG AND CAL-PHOTO. WE FULLY EXPECT VENTURA COUNTY TO BE A FULL PARTICIPANT IN BOTH OF THESE PROJECTS.

     2. Capture stations shall have the capability to locally store and forward during times of temporary network interruptions.

          THIS IS A VERY IMPORTANT FEATURE OF CCS. ALL CAPTURE STATIONS HAVE THIS ABILITY.

     3. The server and work stations shall have remote 'boot/reboot' capability for diagnostics.

          THE IS A KEY FEATURE OF THE IBM COMPONENTS AND MANAGEMENT SOFTWARE THAT IS UTILIZED BY CCS. THE ENTIRE SYSTEM CAN BE DIAGNOSED REMOTELY AND BROUGHT BACK ON-LINE WITH VERY MINIMAL DOWN TIME. THE NETFINITY MANAGEMENT SOFTWARE IS INSTRUMENTAL IN KEEPING MAINTENANCE COSTS DOWN AND THE SYSTEM UP AND RUNNING.

          HARDWARE ISSUES

     1. All present capture and retrieval stations, remote and local, are to be installed at their current sites. The retrieval sites have the capability of being upgraded to capture stations at some future date.

          WE UNDERSTAND THIS REQUIREMENT AND WILL COMPLY.

     2. Vendor shall properly configure and install all Photo Imaging Systems at the direction of the Project Manager or his designee.

          THIS REQUIREMENT WILL BE MET.

     3. All capture stations will be standardized with respect to uniformed and evenly dispersed lighting so all photographs maintain Federal, State and NIST standards.

          ALL CAPTURE STATIONS WILL MEET OR EXCEED FEDERAL, STATE AND NIST STANDARDS.

SOFTWARE SUMMARY

Following is a list of all software included with this proposal. Prices on this software as well as prices on additional software options are included in the pricing spread sheet.

(1) Enterprise Server Win NT 4.0 (25 License)
(1) Sybase License Server 6.0 + 5 users
(1) Sybase License 6.0 (20 User)
(1) Systems Integration - Flat File Interface w/VCJIS
(1) Systems Integration - Custom API for Image Retrieval & Site License*
(11) CCS Investigative Display Software (Full)
(10) CCS Capture Station Software
(2) Suspect ID (Composite Software)
(2) Crime Lab (Image Editing Software)
(2) Vehicle ID

SOFTWARE WARRANTIES

All non-customized software has a full 1 Year warranty. There are some maintenance costs in the first year. Costs associated with the first year of service include custom software maintenance, and complete 24/7 customer service. Software and hardware maintenance cost are calculated through five years on the Pricing spread sheet.

SOURCE CODE

The latest versions of all CRIMES modules, including CCS will be put into an escrow account. The specifics of this escrow agreement will be outlines at contract signing.

SOFTWARE ON-GOING MAINTENANCE AND SUPPORT

Maintenance for the system software will be 7 days per week, 24 hours per day, with all agencies in VENTURA COUNTY SHERIFF'S OFFICE having just one toll-free number to call for service. ImageWare will meet the response times as outlined in the RFP. Initial calls will be received by the IWS Help Desk. If no one is available, a call back will be made within 1 hour. Within a 24 hour period, a hardware technician will be on-site to troubleshoot and correct the problem. Faster on-site response times may be negotiated.

If any installation within any agency will require access to restricted areas by IWS employees, it is expected that information will be given to ImageWare during contract negotiations. ImageWare will make any and all information available to the VENTURA COUNTY SHERIFF'S OFFICE for each employee who must have access to the restricted areas.

The equipment and software supplied as part of this proposal will be fully guaranteed for a minimum period of 12 months. All prices quoted as part of this proposal are guaranteed for a period of 12 months.

The central server comes complete with dial-in modem, and the IBM Netfinity Manager software and clients installed on each supplied workstation. This will enable the customer service rep to access, and actually 'take over' workstations when necessary to diagnose and repair any problems.

Software support first level is via toll free number to phone support. This customer service rep has the ability to escalate the problem up to level 2 support, which is an R&D engineer. If that person requires an on-site rep, one will be dispatched. We also include IBM hardware support with each IBM system. Sometimes, the ImageWare programmer just needs a set of hands and eyes on-site, and an IBM technician will be dispatched. Dial-in access is available to both levels 1 and 2, and using Netfinity Manager, many problems can be diagnosed and resolved by 'taking over' the workstation that is having problems, seeing the error happen, and resolving the situation immediately via remote connection.

HARDWARE SUMMARY

Following is a list of all hardware included with this proposal. Prices on this hardware as well as prices on additional hardware options are included in the pricing spread sheet. Also listed is the recommended hardware configuration for investigative workstations.

NETFINITY 5500 450MHZ DUAL PENTIUM SERVER

 IBM Netfinity 5500 Pentium II 450MHz/512KB L2,256MB ECC,OPEN,32X,PCI/ISA
  (Std) 10/100 PCI Ethernet
  (Std) 2-Drop 16-bit SCSI Internal Cable
  (Std) 32X Max IDE CD-ROM Drive
  (Std) 450/100 MHz Pentium II Processor with 512 KB ECC L2 Cache
  (Std) IBM 1.44MB 3.5-inch Diskette Drive
  (Std) IBM 104-key Keyboard (Stealth Grey)
  (Std) Integrated IDE Controller
  (Std) Integrated PCI Ultra SCSI RAID Controller-dual channel
  (Std) Mouse Stealth Grey
  (Std) Netfinity 400W Hot-Swap Power Supply
  (Std) Netfinity NetBAY3
  (Std) Processor Complex Card

-------------------------------------------------------------------------------
  (Std) S3 Trio64V2 Graphics - 1MB SGRAM
-------------------------------------------------------------------------------
  (Std) Systems Management Processor
-------------------------------------------------------------------------------
 IBM 20/40GB DLT Internal SCSI Tape Drive (FH)
-------------------------------------------------------------------------------
 IBM Netfinity 400W Hot-Swap Redundant Power Supply II (2 total)
-------------------------------------------------------------------------------
 IBM Netfinity 256MB SDRAM ECC RDIMM (Registered) (512MB total)
-------------------------------------------------------------------------------
 IBM Netfinity 9.1GB 10K Wide Ultra SCSI SL SCA-2HDD (4 total)
-------------------------------------------------------------------------------
 450/100MHz Pentium II Processor with 512KB ECC 1.2 Cache (2 total)
-------------------------------------------------------------------------------
 G74 - 17(15.9) in. Color Monitor, 69 KHz, Stealth Gray
-------------------------------------------------------------------------------
 OBI External V.34 Data/Fax Modem
-------------------------------------------------------------------------------
 Smart-UPS 1400-17 Min Runtime
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CAPTURE HARDWARE (10)
-------------------------------------------------------------------------------
IBM PC 300PL 6862 (4X4) 2
-------------------------------------------------------------------------------
  PC 300PL Pentium II 400MHz MMX/512KB, 64MB, 6.4GB, 4MB, 32X, 16bit, WinNT, PCI/ISA
-------------------------------------------------------------------------------

  (Std) IBM 6.4GB EIDE Hard Drive
-------------------------------------------------------------------------------
  (Std) 10/100 PCI Ethernet WOL
-------------------------------------------------------------------------------
  (Std) 16-bit ISA Crystal Audio Integrated
-------------------------------------------------------------------------------
  (Std) 400/100MHz MMX Pentium II Processor with 512KB Pipeline B
-------------------------------------------------------------------------------
  (Std) 4MB Integrated SGRAM Video Memory
-------------------------------------------------------------------------------
  (Std) 64MB 60 ns NP SDRAM DIMM
-------------------------------------------------------------------------------
  (Std) CD-ROM Drive Internal 32X Max (Variable Speed)
-------------------------------------------------------------------------------
  (Std) IBM 1.44MB 3.5-inch Diskette Drive
-------------------------------------------------------------------------------
  (Std) IBM 104-key Rubber Dome Keyboard
-------------------------------------------------------------------------------
  (Std) Integrated IDE Controller
-------------------------------------------------------------------------------
  (Std) S3 Trio3D AGP Graphics Integrated
-------------------------------------------------------------------------------
 G74 - 17(15.9) in. Color Monitor, 69 KHz, Pearl White
-------------------------------------------------------------------------------
 Cable bundle (for camera sub-system)
-------------------------------------------------------------------------------
 Capture Card MVPro (for camera sub-system)
-------------------------------------------------------------------------------


MINIMUM REQUIREMENTS FOR INVESTIGATIVE WORKSTATION HARDWARE
(Not included in price)

-------------------------------------------------------------------------------
Pentium Processor Computer
-------------------------------------------------------------------------------
 32 MB RAM
-------------------------------------------------------------------------------
 CD-ROM Drive Internal 32X Max (Variable Speed)
-------------------------------------------------------------------------------
 Graphics card capable of at least 16,000 colors.
-------------------------------------------------------------------------------
 Monitor and graphics card with 600x800 resolution capability
-------------------------------------------------------------------------------


HARDWARE WARRANTIES

All hardware that IWS supplies carries a full 1 Year warranty. IWS will not support printers, hardware or camera sub-systems that are provided by the County. If service is requested on any of this hardware, it can be discussed at contract negotiations.

HARDWARE MAINTENANCE

Maintenance for the system hardware will be 7 days per week, 24 hours per day, with all agencies in VENTURA COUNTY SHERIFF'S OFFICE having just one toll-free number to call for service. ImageWare will meet the response times as outlined in the RFP. Initial calls will be received by the IWS Help Desk. If no one is available, a call back will be made within 1 hour. Within a 24 hour period, a hardware technician will be on-site to troubleshoot and correct the problem. Faster on-site response times may be negotiated.

If any installation within any agency will require access to restricted areas by IWS employees, it is expected that information will be given to ImageWare during contract negotiations. ImageWare will make any and all information available to the VENTURA COUNTY SHERIFF'S OFFICE for each employee who must have access to the restricted areas.

The equipment and hardware supplied as part of this proposal will be fully guaranteed for a minimum period of 12 months. All prices quoted as part of this proposal are guaranteed for a period of 12 months.

The central server comes complete with dial-in modem, and the IBM Netfinity Manager software and clients installed on each supplied workstation. This will enable the customer service rep to access, and actually 'take over' workstations when necessary to diagnose and repair any problems.

Software support first level is via toll free number to phone support. This customer service rep has the ability to escalate the problem up to level 2 support, which is an R&D engineer. If that person requires an on-site rep, one will be dispatched. We also include IBM hardware support with each IBM system. Sometimes, the ImageWare programmer just needs a set of hands and eyes on-site, and an IBM technician will be dispatched. Dial-in access is available to both levels 1 and 2, and using Netfinity Manager, many problems can be diagnosed and resolved by 'taking over' the workstation that is having problems, seeing the error happen, and resolving the situation immediately via remote connection.


SITE PREPARATION

Capture room specifications are included on the following page. These specifications are required to meet NIST compliance. Any deviation from these specifications may bring the system out of compliance. ImageWare is not responsible for meeting NIST requirements if these specification cannot be met.

DATA CONVERSION SERVICES
------------------------------------------------------------------------------
ImageWare will convert the existing TFP proprietary database at the cost outlined in the Price spread sheet. The database must be supplied to IWS in an agreed upon period of time and on an agreed upon media. This conversion will be accomplished within the three month installation period and before the acceptance period begins. ImageWare has successfully converted this type of database on previous occasions and does not expect to enlist the support of Printrac or third party suppliers like Pinnacle Technologies.

SYSTEM DOCUMENTATION
------------------------------------------------------------------------------
ImageWare will furnish the county with 22 copies of the CRIMES application software documentation and manuals. Additionally, we will provide manufacturer documentation on all hardware provided. All user and training manuals will reflect the latest version of application software and the version that is being installed. Additional copies may be purchased.

TRAINING
------------------------------------------------------------------------------
Training time is kept to a minimum with the Crime Capture System, as it is so easy to use. 2 days on-site training is included with the price of the system. Class size is limited to 15 and the class style is lecture. After the training session, users have lab time for hands-on familiarization.

Training will be accomplished at each agency location, using their system equipment. All handout materials and reference materials will be furnished. It is recommended that at least one training session be video taped and duplicated for each agency for on-going training purposes.

Follow-up training is available, either on-site or at the IWS facilities. The length of each class is outlined below:

CRIME CAPTURE SYSTEM TRAINING OUTLINE

OBJECTIVE: By the end of the training session, students will know how to book a suspect, search a database, use the mug book function and create photo line-ups.

CLASS SIZE: Maximum 15 students

TRAINING OUTLINE:

I.   Starting the program                         5 minutes

II.  New Bookings                                90 minutes
       a.  Adding a New Booking
       b.  Searching for Matches
             1. Linking Records
             2. Unlinking Records
       c.  Viewing Records
       d.  Viewing Multiple Bookings
       e.  Editing and Deleting Records
       f.  Printing Individual Records

III. Searching                                   45 minutes
       a.  Quick Search
       b.  Advanced Search
       c.  Saving a Search
       d.  Running and Existing Search
       e.  Deleting and Existing Search
       f.  Printing Search Results

IV.  Mug Book                                    30 minutes
       a.  Searching for Mugshot
       b.  Saving a Mug Book
       c.  Viewing an Existing Mug Book
       d.  Deleting a Mug Book

V.   Photo Line-up                               40 minutes
       a.  Creating a Photo Line-up
       b.  Saving a Photo Line-up
       c.  Viewing an Existing Photo Line-up
       d.  Deleting an Existing Photo Line-up
       e.  Printing a Photo Line-up


IMPLEMENTATION SCHEDULE
------------------------------------------------------------------------------
A Project Manager will be named by ImageWare Software, Inc., to oversee and manage the planning, monitoring, reporting, and acceptance of the system outlined in the proposal if ImageWare is the successful vendor. This person's resume will be supplied during contract negotiations. It is expected that the VENTURA COUNTY SHERIFF'S OFFICE will also name a Project
Coordinator who will work with the IWS Project Manager, who will be responsible for all tasks outlined as COUNTY responsibility on the task list.

APPROACH TO PROJECT

ImageWare has a well-defined, disciplined approach to program management which includes:

   -  Attention to customer satisfaction
   - Regular communications with customer via weekly status meeting, monthly project status reports, and quarterly reviews
   -  Regularly scheduled status meetings with the project staff

ImageWare will avoid and mitigate risks by reviewing, prioritizing, and monitoring key project risks throughout the project life cycle. Identified project risks will be recorded and tracked to resolution. Identification of risks and potential mitigation plans will be reviewed with the project staff monthly, documented in the project reports, and presented to the VENTURA COUNTY SHERIFF'S OFFICE's Project Coordinator during the project review. By identifying risks early before they have impacted the project, the actual impact to the project can be decreased, if not totally eliminated. An inescapable fact of project management is that there are always risks. The key to ensuring a successful project is to manage them. This means the following must be done early, before the risk actually impacts the project:

   -  Identify risks (technical, schedule, and cost)
   -  Prioritize and quantify risks
   -  Assign responsibility
   -  Mitigate (determine mitigation action, responsible person, due date)
   -  Track Progress


------------------------               ----------------------------        ----------                 -------------------
CUSTOMIZATION DEFINITION               CUSTOMIZATION IMPLEMENTATION        DEPLOYMENT                 MAINTENANCE SUPPORT
------------------------               ----------------------------        ----------                 -------------------
Phase 1: Tasks
--------------
- Database field definitions           Phase 2: Tasks
- Define field validation rules        --------------
- Define code tables                   - Implement customized database     Phase 3: Tasks
- Define print formats, Audit Trail    - Implement field validation rules  --------------
                                       - Implement customized screens      - Integration              Phase 4: Tasks
- Define Mandatory Fields              - Implement Audit Trail reports     - Installation             --------------
                                                                           - Training                 - HW & SW Maintenance
- Site Surveys                         - Develop installation plan         - System Acceptance        - Enhancements &
- Procure Components                   - Develop acceptance test document                                 upgrades (Option)
                                       - Develop training material
                                       - Develop user manuals
Phase 1: Milestones
-------------------
- Specifications Review                Phase 2: Milestones
- Purchase Order Issued                -------------------
                                       - Ready-To-Ship Review              Phase 3: Milestones
                                       - Installation Schedule Review      -------------------
                                                                           - Site Reviews             Phase 4: Milestones
Phase 1: Deliverables                                                      - Final System Acceptance  -------------------
---------------------                                                                                 - Maint. Plan Review
- Specifications Document              Phase 3: Deliverables
- Installation Schedule (preliminary)  ----------------------
- Purchase Order                       - Acceptance Test Plan              Phase 3: Deliverables
                                       - Installation Schedule             ---------------------
                                                                           - Site hardware            Phase 4: Deliverables
                                                                           - Site software            ---------------------
                                                                           - Training Material        - Help Desk Incidence
                                                                           - User Manual                  Statistics
                                                                           - System Administration    - Maint. Plan
                                                                               Manual

COMPLIANCE WITH TERMS AND CONDITIONS
-------------------------------------------------------------------------------

3.1  REGULATION COMPLIANCE

IWS will comply.


3.2  PERFORMANCE BOND

IWS will comply with the bond requirements as outlined in paragraph 3.2.

3.3  RESPONSIBILITY OF PROPOSER

IWS will comply.

3.4  CONDITIONS FOR ACCEPTANCE

The system final acceptance testing period will begin when the system is installed, data conversion has been accomplished and all interfaces have been accomplished. Final system acceptance will begin no more than 90 days from contract signing. Final system acceptance will begin when IWS certifies that the Equipment is ready for use. The system acceptance shall cover a period of 30 (thirty) days.

The system final acceptance testing period will be considered successful if accuracy requirements are satisfied and if each device is operational for ninety-eight percent (98%) of the schedule operating time during the acceptance period, excluding downtime. Schedule downtime not to exceed 4 hours per calendar month.

Formal sign-off of acceptance of the system will take place immediately after the successful completion of the system acceptance period.

The system shall not be accepted by the County and no final charges associated with such system shall be paid by the County until the successful completion of the system acceptance period.

Prior to acceptance hereunder IWS shall deliver software documentation and user manuals and hardware/equipment user and operating manuals.

3.5  COMMITMENTS, WARRANTY AND REPRESENTATIONS

IWS agrees.

3.6  PERFORMANCE PERIOD

IWS shall perform/deliver the products and/or services on or before the completion Date specified in the response, provided that conditions for site preparation are met on time by Ventura County and that no cause beyond IWS's reasonable control ("Force Majeure") has occurred.

3.7  WARRANTIES

     a. IWS agrees. IWS warrants that the Software/Hardware supplied hereunder will perform substantially in accordance with is published specifications and documentation for a period of one (1) year from the date the County accepts such items. IWS shall correct software repairs and deficiencies reported by the County, without any charge to the County and within a reasonable period of time.

     b. IWS represents that has title to the Software and the authority to grant licenses to use the third party software.

     c.  IWS agrees.

     d.  IWS confirms.

     e.  IWS confirms.

3.8  SITE PREPARATION

     a. The system to be installed does not required any special environmental considerations. IWS will work with the County to provide site preparation specifications to ensure that the system shall operate efficiently, from an environmental point of view and properly from a functional point of view.

     b. Exhibit B displays the optimized configuration for the capture workstation to meet NIST compliance. IWS will work with the County to develop a site plan.

      c. IWS agrees to the preparation of the sites by the County in accordance with the IWS's written minimum site and environmental specifications, including electrical power and network installation.

      d.  IWS agrees.

3.9   PATENT AND COPYRIGHT PROTECTION

      IWS agrees.

3.10  RIGHTS IN DATA

      Source code utilized in C.R.I.M.E.S.-Registered Trademark- is already covered by U.S. Patents, Copyrights and Trade Marks. In title, it is owned by ImageWare Software, Inc.

3.11  TITLE TO EQUIPMENT

      IWS agrees.

3.12  FORCE MAJEURE

      IWS agrees.

3.13  INDEMNIFICATION/HOLD HARMLESS

      IWS agrees.

3.14  INSURANCE PROVISIONS

      IWS agrees to all the Insurance Provisions included in paragraph 3.14.

3.15  NON-APPROPRIATION OF FUNDS

      IWS agrees.

3.16  TAXES

      IWS agrees.

3.17  INDEPENDENT CONTRACTOR

      IWS agrees.

3.18  CONTRACT MONITORING

      IWS agrees.

3.19  EQUAL OPPORTUNITY

      IWS agrees.

3.20  INVESTIGATION AND RESEARCH

      IWS agrees.

3.21  TERMINATION

      IWS agrees.

3.22  CHANGES/ALTERATIONS

      IWS agrees.

3.23  CONFIDENTIALITY

      IWS agrees.

3.24  RIGHTS AND REMEDIES OF COUNTY FOR DEFAULT

      IWS agrees to all the rights and remedies included in paragraph 3.24.

3.25  GOVERNING LAW

      IWS agrees.

3.26  SEVERABILITY OF CONTRACT

      IWS agrees.

3.27  CUMULATIVE REMEDIES

      IWS agrees.

3.28  ASSIGNMENT

      IWS agrees.

3.29  TERMINATION OF CONTRACT

      IWS agrees to all the clauses of this title providing that in the event that the County terminates the Agreement without cause, IWS shall be paid for the work provided to the date of termination, as long as such work meets the terms and conditions of this Agreement, and in addition the County shall pay the price specified in Exhibit A for all the equipment already purchased by IWS to furnish this Agreement.

COST PROPOSAL SUMMARY `EXHIBIT A'
-------------------------------------------------------------------------------


                          DESCRIPTION                                           QTY      UNIT       EXT        TOTAL
--------------------------------------------------------------------------------------------------------------------------
NETFINITY 5500 450 MHZ DUAL PENTIUM SERVER
  IBM Netfinity 5500 Pentium II 450MHz/512KB L2,256MB ECC, OPEN 32X,PCI/I        1     $7,436.25    $7,436.25
    (Std) 10/100 PCI Ethernet
    (Std) 2-Drop 16 bit SCSI Internal Cable
    (Std) 32X Max IDE CD-ROM Drive
    (Std) 450/100 MHz Pentium II Processor with 512KB, ECC L2 Cache
    (Std) IBM 1.44 MB 3.5-inch Diskette Drive
    (Std) IBM 104-key Keyboard (Stealth Grey)
    (Std) Integrated IDE Controller
    (Std) Integrated PCI Ultra SCSI RAID Controller-dual channel
    (Std) Mouse Stealth Grey
    (Std) Netfinity 400W Hot-Swap Power Supply
    (Std) Netfinity  NetBAY3
    (Std) Processor Complex Card
    (Std) S3 Trio64V2 Graphics - IBM SGRAM
    (Std) Systems Management Processor
  IBM 20/40GB DLT Internal SCSI Tape Drive (FH)                                  1     $2,937.50    $ 2,937.50
  IBM Netfinity 400W Hot-Swap Redundant Power Supply II                          1       $750.00       $750.00
  IBM Netfinity 256MB SDRAM ECC RDIMM (Registered)                               1     $1,187.50     $1,187.50
  IBM Netfinity 9.1GB 10K Wide Ultra SCSI SL SCA-2HDD                            4     $1,006.80     $4,027.20
  450/100MHz Pentium II Processor with 512KB ECC L2 Cache                        1     $1,498.75     $1,498.75
  G74 - 17(15.9) in. Color Monitor, 69 KHz, Stealth Gray                         1       $463.75       $463.75
  OBI External V.3/1 Data/Fax Modem                                              1       $460.00       $460.00
  Smart-UPS 1400-17 Min Runtime                                                  1       $735.00       $735.00
                                                                   SUBTOTAL                                    $19,495.95


CAPTURE HARDWARE
IBM PC 300PL 6862 (4x4) 2
  PC 300PL Pentium II 400MHz MMX/512KB, 64MB, 6.4GB, 4MB, 32X, 16bit, WinN      10     $1,776.00    $17,760.00
    (Std) IBM 6.4GB EIDE Hard Drive
    (Std) 10/100 PCI Ethernet WOL
    (Std) 16-bit ISA Crystal Audio Integrated
    (Std) 400/100MHz MMX Pentium II Processor with 512KB Pipeline B
    (Std) 4MB Integrated SGRAM Video Memory
    (Std) 64MB 60ns NP SDRAM DIMM
    (Std) CD-ROM Drive Internal 32X Max (Variable Speed)
    (Std) IBM 1.44MB 3.5-inch Diskette Drive
    (Std) IBM 104-key Rubber Dome Keyboard
    (Std) Integrated IDE Controller
    (Std) S3 Trio3D AGP Graphics Integrated
  G74 - 17(15.9) in. Color Monitor, 69 KHz, Pearl White                         10     $423.60      $4,236.00
  Cable bundle                                                                  10     $187.50      $1,875.00
  Capture Card MVPro                                                            10     $837.50      $8,375.00
                                                                   SUBTOTAL                                    $32,246.00
SOFTWARE
CCS Investigative Display Software (Full)                                       11   $4,900.00      $53,900.00
CCS Capture Station Software                                                    10   $8,000.00      $80,000.00
Suspect ID                                                                       2       $0.00           $0.00
Crime Lab                                                                        2       $0.00           $0.00
Vehicle ID                                                                       2       $0.00           $0.00

CUSTOM INTERFACE
Systems Integration - Flat File Interface w/ VCJIS                               1   $5,000.00       $5,000.00
Systems Integration - Custom API for Image Retrieval & Site License              1  $17,000.00      $17,000.00
                                                                   SUBTOTAL                                   $155,900.00

TOTAL HARDWARE/SOFTWARE                                                                                       $207,641.95

SERVICES
Project Management                                     5         $  900.00       $4,500.00
Conversion of Records from TFP                      183000       $    0.05       $9,150.00
                                     SUBTOTAL                                                   $ 13,650.00

LICENSES
Enterprise Server Win NT 4.0 (25 License)              1         $4,056.75       $4,056.25
Sybase License Server+5 users                          1         $1,248.75       $1,248.75
Sybase License 6.0 (20 User)                           1         $3,243.75       $3,243.75
                                     SUBTOTAL                                                   $  8,548.75

                              SYSTEM SUBTOTAL                                                   $229,840.70
      Shipping/Handling/Installation/Training                                                   $ 24,917.03

                               TOTAL PROPOSAL                                                   $254,757.73

           DISCOUNT IF ORDERED WITHIN 30 DAYS                                                   $      0.00

*Does NOT include the additional Sybase licenses for concurrency

                                     WARRANTY

                                                    ImageWare offers a complete one year warranty
                                                    on all hardware and non-customized software.
                                                    There is a 90 Day Warranty on everything

                             MAINTENANCE PLAN

         ImageWare Technical Support (Year 1)                                                   $ 15,300.00

     Maintenance & Technical Support (Year 2)                                                   $ 37,375.55
     Maintenance & Technical Support (Year 3)                                                   $ 37,375.55
     Maintenance & Technical Support (Year 3)                                                   $ 37,375.55
     Maintenance & Technical Support (Year 3)                                                   $ 37,375.55

OPTIONS

CAMERA SUB-SYSTEMS
Hitachi HV-C20 Camera, NIST standards (3 chip)                   $4,885.65
Cosmicar/Pentax H 15ZME Zoom Lens                               $1,509.30
Hitachi KP-D50 Camera, NIST standards (single chip)              $1,471.50
Computer Lens                                                    $1,147.50
3 point Lighting system                                          $1,343.25
Pan and Tilt Camera mount                                        $1,620.00
Reflective Pedestal                                              $  924.75
Cable bundle                                                     $  202.50
NIST compliance capture software                                 $1,500.00
Capture Card MVPro                                               $  904.50
Power Supply (Single Chip)                                       $   67.50
Power Supply (Three Chip)                                        $  202.50

INVESTIGATIVE HARDWARE
IBM PC 300PL 6862 (4x4) 2
  PC 300PL Pentium II 400MHz MMX/512KB,64MB,6.4GB,4MB,
  32X,16bit Audio, Win98,PC                                      $1,758.00
    (Std) IBM 6.4GB EIDE Hard Drive
    (Std) 10/100 PCI Ethernet WOL
    (Std) 16-bit ISA Crystal Audio Integrated
    (Std) 400/100 MHz MMX Pentium II Processor with 512KB
          Pipeline B
    (Std) 4MB Integrated SGRAM Video Memory
    (Std) 64MB 60ns NP SDRAM DIMM
    (Std) CD-ROM Drive Internal 32X Max (Variable Speed)
    (Std) IBM 1.44MB 3.5-inch Diskette Drive
    (Std) IBM 104-key Rubber Dome Keyboard
    (Std) Integrated IDE Controller
    (Std) S3 Trio3D AGP Graphics Integrated
  G74 - 17(15.9) in. Color Monitor, 69 KHz, Pearl White          $  423.60

PRINTERS
Fargo ID Card Printer, 1 sided                                   $4,900.00
Fargo ID Card Printer, 2 sided                                   $9,500.00
Epson Stylus 850, color, 1440X720DPI                             $  484.50
HP Laserjet B&W, 4000TN, 17PPM, 1200DPI                          $2,284.50
HP Laserjet B&W, 6P, 600DPI, 8PPM                                $1,140.00
HP 5M, Color Laser, 300DP, 3PPM                                  $7,842.00
Lexmark Optra S B/W Laser Printer                                $1,638.00
Lexmark Optra SC Color Laser Printer                             $3,141.00

SOFTWARE
Suspect ID                                                       $2,000.00
Crime Lab                                                        $  300.00
Vehicle ID                                                       $1,000.00

ASSUMPTIONS & RFP EXCEPTIONS
-------------------------------------------------------------------------------

- ImageWare requests that the final acceptance period be 30 days with 98% uptime.

- ImageWare will install a CCS base system that will serve as the functional prototype. One month prior to final acceptance testing, there will be a review by IWS and the County Project Coordinator. This review is to iron out any minor customization or changes that may or may not be necessary. The County and IWS must agree to any modifications, and these modifications will be made prior to final acceptance testing begins.

- Any and all user defined and maintained lists will be the same throughout the system, and those lists will be provided to ImageWare for initial loading.

- All necessary equipment to allow connection to the existing network will be provided either by the County or each agency where the installation is to be done. It is expected that there will be adequate ports available at each remote site for the capture station and investigative workstation installation and at the central server installation.

- Source code utilized in C.R.I.M.E.S.-Registered Trademark- is already covered by U.S. Patents, Copyrights and Trade Marks. In title, it is owned by ImageWare Software, Inc.

- ImageWare does not desire to take on any network configuration or modifications.

- ImageWare Software Inc. would like the Payment Terms to be part of the contract negotiations, and would like to propose the following schedule:

             30% upon issuance of Purchase Order;
             45% upon installation of equipment; and
             25% upon final system acceptance.

                                       66